[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Exhibit 10.1 110719814v.2 AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT BY AND AMONG PIERIS PHARMACEUTICALS, INC. AND PIERIS PHARMACEUTICALS GMBH AND SEAGEN INC.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION i 110719814v.2 TABLE OF CONTENTS 1. Definitions............................................................................................................................1 2. License Grants ...................................................................................................................30 3. Governance & Committees ................................................................................................33 4. Research & Development ..................................................................................................39 5. Manufacturing ....................................................................................................................49 6. Commercialization .............................................................................................................49 7. Payments & Royalties ........................................................................................................53 8. Royalty Adjustments, Payment Terms & Reconciliation ..................................................57 9. Diligence & Exclusivity .....................................................................................................60 10. Intellectual Property ...........................................................................................................66 11. Confidentiality ...................................................................................................................74 12. Publications ........................................................................................................................78 13. Representations, Warranties & Covenants ........................................................................81 14. Indemnification & Insurance .............................................................................................88 15. Term & Termination ..........................................................................................................91 16. Miscellaneous ..................................................................................................................103

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION This Amended and Restated License and Collaboration Agreement is entered into as of March 24, 2021 (the “Effective Date”) by and among Seagen Inc. (f/k/a Seattle Genetics, Inc.), a Delaware corporation located at 21823 30th Drive SE, Bothell, WA 98021 (together with its Affiliates, “SGEN”), and Pieris Pharmaceuticals, Inc., a Nevada corporation located at 255 State Street, 9th floor, Boston, MA 02109 and Pieris Pharmaceuticals GmbH, a company organized and existing under the laws of Germany located at Zeppelinstraße 3, 85399 Hallbergmoos, Germany (collectively and together with their Affiliates, “PIRS”). SGEN and PIRS are individually referred to herein as a “Party” and collectively, as the “Parties”. RECITALS WHEREAS, PIRS and SGEN have previously entered into (i) the February 8, 2018 License and Collaboration Agreement and (ii) the June 2, 2020 amendment (“First Amendment”) thereto (collectively, the “Original Agreement”); WHEREAS, the Parties wish to amend and restate the Original Agreement in order to alter the distribution of the Parties’ rights with respect to certain products as set forth herein; WHEREAS, PIRS owns or controls certain proprietary, lipocalin-derived Anticalin® protein technology and has developed other products and technologies that can be used to Research, Develop, Manufacture, and Commercialize (each as defined below) bispecific products, and owns or controls certain patents, proprietary technology, know-how, and information relating to such products or technologies; WHEREAS, SGEN also owns or controls certain proprietary antibody-derived protein technology and has developed other products or technologies that can be used to Research, Develop, Manufacture and Commercialize (each as defined below) pharmaceutical products and owns or controls certain patents, proprietary technology, know-how and information relating to such products or technologies; and WHEREAS, PIRS desires to grant to SGEN, and SGEN wishes to obtain, licenses to certain of PIRS’ patents and know-how in order to Research, Develop, Manufacture, and Commercialize Collaboration Products (as defined below) in accordance with this Agreement. NOW, THEREFORE, in consideration of the promises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Definitions The following capitalized terms or derivatives thereof (verbs, nouns, singular, plural), when used in this Agreement, shall have the following meanings:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 2 110719814v.2 1.1. “Accelerated Arbitration” has the meaning set forth in Section 16.2.2.1. 1.2. “Accelerated Arbitration Request” has the meaning set forth in Section 16.2.2.1. 1.3. “Accounting Standards” means, as applicable, the International Financial Reporting Standards (“IFRS”), the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), and any other internationally recognized accounting standards that may be adopted by a Party. 1.4. “Acquired Competing Product” has the meaning set forth in Section 9.3. 1.5. “Acquisition Transaction” has the meaning set forth in Section 9.3. 1.6. “Acquiree” has the meaning set forth in Section 9.3. 1.7. “Acquiror” has the meaning set forth in Section 9.3. 1.8. “Additional Collaboration Product” has the meaning set forth in Section 4.3.2. 1.9. “Additional Collaboration Product Effective Date” has the meaning set forth in Section 4.3.4.3. 1.10. “Additional Collaboration Product Option” has the meaning set forth in Section 4.3.2. 1.11. “Additional Collaboration Product Option Exercise Fee” has the meaning set forth in Section 7.3. 1.12. “Additional Collaboration Product Option Exercise Notice” has the meaning set forth in Section 4.3.4.1. 1.13. “ADPIC Treaty” has the meaning set forth in Section 11.1. 1.14. “Affiliate” means with respect to a Party, any person or entity, which directly or indirectly controls, is controlled by, or is under common control with such Party. Solely as used in this definition, the term “control” means (a) the ownership, directly or indirectly, beneficially or legally, of at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a person or entity in a particular jurisdiction) of such Party or other person or entity, as applicable, or such other comparable ownership interest with respect to any person or entity that is not a corporation; or (b) the power, direct or indirect, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise of more than fifty

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 3 110719814v.2 percent (50%), to direct the management and policies of a Party or such other person or entity, as applicable. 1.15. “Agreement” means this Amended and Restated License and Collaboration Agreement together with the recitals and all Exhibits, and attachments hereto, which shall form an integral part of this Agreement. 1.16. “Alliance Manager” has the meaning set forth in Section 3.8. 1.17. “Allowed Target Swap” has the meaning set forth in Section 4.1.1.4. 1.18. “Antibody” means any monoclonal or polyclonal antibody, whether multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including any humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to selectively bind to a specific Target. For avoidance of doubt, an Antibody Building Block is an Antibody. 1.19. “Antibody Building Block” means an Antibody used in a Compound. 1.20. “Anticalin” or “Anticalin Protein” means, whether in nucleic acid or protein form, (a) any lipocalin mutein isolated from the Anticalin Libraries, or (b) any lipocalin mutein that, in each case, has been derived (either physically, intellectually or by reverse engineering, in one (1) or more steps) from any lipocalin referred to in subsection (a) of this definition, in each case, which selectively binds a specific Target. For the sake of this Section 1.20, “mutein” shall mean a protein arising as a result of a mutation or a recombinant DNA procedure. 1.21. “Anticalin Affinity Maturation” means the process of engineering for an Anticalin Protein to enhance its developability profile, such as altering binding affinity, cross-reactivity, or half-life, and specificity by introducing, e.g., one or more amino acid mutations. 1.22. “Anticalin Protein Building Block” means an Anticalin Protein used in a Compound. 1.23. “Anticalin Characterization” means the assessment of binding and functional potency and/or the evaluation of the developability profile of Anticalin Proteins and/or fusion proteins that include one or more Anticalin Proteins.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 4 110719814v.2 1.24. “Anticalin Expression” means the heterologous expression of an Anticalin Protein in a host cell. 1.25. “Anticalin Fusion Technology” means the process of fusing or genetically linking (including through the use of different linkers) one or more Anticalin Proteins to an immunoglobulin or fragment thereof to create bispecific fusion proteins. 1.26. “Anticalin Libraries” means any phage display library based on (a) the [***] lipocalin ([***]) or (b) the [***] lipocalin ([***]). 1.27. “Anticalin Selection” means the process of screening an Anticalin Library with a defined Target through the process of phage display, within a solution, and physically separating the Target bound to Anticalin Proteins from the solution containing non-binding Anticalin Proteins. 1.28. “Arbitration” has the meaning set forth in Section 16.2.1. 1.29. “Arbitration Request” has the meaning set forth in Section 16.2.1. 1.30. “Audited Party” has the meaning set forth in Section 8.4.1. 1.31. “Auditing Party” has the meaning set forth in Section 8.4.1. 1.32. “Authorized Recipients” has the meaning set forth in Section 11.2. 1.33. “Bankruptcy Code” has the meaning set forth in Section 15.3.3. 1.34. “Biological License Application” or “BLA” means a Biological License Application in the US as described in Section 351(a) of the US Public Health Service Act (“PHS Act”). 1.35. “Biosimilar” means, with respect to a given Collaboration Product in a given country, any biological product on the market in such country that is approved (a) by the applicable Competent Authority in such country under the biosimilarity standard set forth in the US under 42 U.S.C. §§ 262(i)(2) and (k), or any similar standard under its foreign equivalent applicable Law, on a country-by-country basis where such Collaboration Product is marketed, provided that such applicable Law exists and (b) in reliance in whole or in part, on a prior Marketing Approval (or on any safety or efficacy data submitted in support of such prior Marketing Approval) of such Collaboration Product. For countries or jurisdictions where no explicit biosimilar regulations exist, “Biosimilar” includes products which have been deemed to be a Biosimilar or otherwise deemed interchangeable by a Competent Authority in the United Sates or European Union. Any product or component

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 5 110719814v.2 thereof (including any Collaboration Product or component thereof) licensed, marketed, sold, manufactured, or produced by or on behalf of a Party, its Affiliates or Sublicensees (to the extent such Sublicensee commercializes a Biosimilar in reliance on or access to the Data, Patents, and Know-How licensed under this Agreement) will not constitute a Biosimilar for the purpose of royalty reduction pursuant to Section 8.1.1. 1.36. “Building Block” means, individually, each Antibody and each Anticalin Protein used in a Compound. A Building Block can be either an Antibody Building Block or an Anticalin Protein Building Block. 1.37. “Building Block IP” means the PIRS Building Block IP and/or the SGEN Building Block IP, as applicable. 1.38. “Business Day” means a day that is not a Saturday, Sunday, or a day on which banking institutions in the US or Munich, Germany, are authorized by applicable Law to remain closed. 1.39. “Calendar Quarter” means each three (3) consecutive calendar months ending on each March 31, June 30, September 30, and December 31. 1.40. “Calendar Year” means the period of time commencing on January 1 and ending on the next December 31. 1.41. “CDR” means complementarity determining region based on the IMGT (ImMunoGeneTics) method. 1.42. “Change of Control” means with respect to a Party, (a) completion of a merger, reorganization, amalgamation, arrangement, share exchange, consolidation, tender or exchange offer, private purchase, business combination, recapitalization, or other transaction involving such Party as a result of which either (1) the stockholders of such Party immediately preceding such transaction hold less than fifty percent (50%) of the outstanding shares, or less than fifty percent (50%) of the outstanding voting power, respectively, of the ultimate company or entity resulting from such transaction immediately after consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets, including such Party’s assets related to the Compounds, either directly or through one or more subsidiaries), or (2) any single Third Party person or group (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect, referred to as a “Group”) holds fifty percent (50%) or more of the outstanding shares or voting power of the ultimate company or entity resulting from

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 6 110719814v.2 such transaction immediately after the consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets either directly or through one or more subsidiaries); or (b) the direct or indirect acquisition (including by means of a tender offer or an exchange offer) by any Third Party person or Group of beneficial ownership (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect), or the right to acquire beneficial ownership, or formation of any Third Party Group which beneficially owns or has the right to acquire beneficial ownership, of fifty percent (50%) or more of either the outstanding voting power or the then outstanding shares of such Party, in each case on a fully-diluted basis. For the avoidance of doubt, a transaction solely to change the domicile of a Party shall not constitute a Change of Control as long as there is no change of direct or indirect shareholding. 1.43. “Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand, including without limitation any investigation by a Government Authority. 1.44. “Claim Notice” has the meaning set forth in Section 14.3.1. 1.45. “Clinical Studies” means research studies in humans that are (a) designed in accordance with international ethical and scientific quality standards for designing, conducting, recording, and reporting research studies involving investigational medicinal products for human use and that involve the participation of human subjects, which standards are established through applicable Laws, and (b) designed to generate clinical data and results regarding a biological molecule in support of Marketing Approval, including any translational research studies. Clinical Studies include, but are not limited to, any Phase 1 Clinical Study, Phase 2 Clinical Study, or Pivotal Clinical Study. 1.46. “CMC” means chemistry, manufacturing, and control. 1.47. “CMOs” means Third Party contract manufacturers that manufacture a Compound under GMP conditions. 1.48. “Co-Chair” has the meaning set forth in Section 3.4.1.2. 1.49. [***] 1.50. “Co-Promotion Agreement” has the meaning set forth in Section 6.2.1. 1.51. “Co-Promotion Plan” has the meaning set forth in Section 6.2.1.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 7 110719814v.2 1.52. “CoPro Product” means a Collaboration Product for which PIRS has exercised a PIRS CoPro Option in accordance with Section 4.4.2. For avoidance of doubt, in the event that PIRS exercises a PIRS CoPro Option, the applicable Collaboration Product shall become a CoPro Product as of the applicable PIRS CoPro Option Exercise Effective Date. 1.53. “CoPro Product Plan” has the meaning set forth in Section 6.2.1. 1.54. “CoPro Product Royalties” has the meaning set forth in Section 7.10.2. 1.55. “CoPro Territory” means the forty-eight (48) contiguous states of the US and the District of Columbia, Alaska and Hawaii. 1.56. “Collaboration Product(s)” means a Research Candidate that as of the [***] (a) is identified by the Parties under a Research Candidate Plan and (b) SGEN elects for further preclinical and clinical development, and for which SGEN pays the [***]. A bispecific Antibody-Anticalin Protein fusion molecule that comprises a portion, fragment, variant, modification or derivative of the Antibody or Anticalin Protein of a Research Candidate that otherwise meets the requirements of the foregoing sentence shall be deemed a Collaboration Product, so long as such portion, fragment, variant, modification or derivative continues to confer binding specificity for the relevant target within the applicable SGEN Antibody Target and PIRS Anticalin Target combination. A Collaboration Product may also be a CoPro Product. 1.57. “Collaboration Product Royalties” has the meaning set forth in Section 7.10.1. 1.58. “Combination Product” has the meaning set forth in Section 1.133. 1.59. “Combination Study Agreement” has the meaning set forth in Section 7.2. 1.60. “Commercialization” means any and all activities related to obtaining pricing and reimbursement approval, marketing, promoting, distributing, importing, exporting, offering for sale, having sold, selling, or conducting any other commercial exploitation activities relating to a Collaboration Product. For clarity, “Commercialize” has a correlative meaning. 1.61. “Commercially Reasonable Efforts” means, with respect to an obligation of a Party, such level of effort and expenditure of resources required to carry out such obligation in a sustained manner consistent with the efforts and resources of a typical pharmaceutical or biotechnology company of a similar size and with similar resources as SGEN or PIRS together with their respective Affiliates, as applicable,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 8 110719814v.2 typically devotes at the same stage of development or commercialization, as applicable, for its own internally developed pharmaceutical products in a similar area with similar market potential, at a similar stage of their product life, taking into account all relevant factors including, as applicable, stage of development, mechanism of action, efficacy and safety relative to competitive products in the marketplace, actual or anticipated labeling, the nature and extent of market exclusivity (including patent coverage and regulatory exclusivity), cost and likelihood of obtaining Marketing Approval, and actual or projected profitability. Where applicable, Commercially Reasonable Efforts will be determined on a market-by-market and Indication-by-Indication basis, and it is anticipated that the level of effort will be different for different markets and will change over time reflecting changes in the status of the applicable Compound and the markets involved. 1.62. “Committee” has the meaning set forth in Section 3.4.1.1. 1.63. “Compassionate Use” means the use of a Collaboration Product as an investigational drug (prior to Marketing Approval) in accordance with applicable Law outside of a Clinical Study to treat a patient with a serious or life-threatening disease or condition who has no comparable or satisfactory alternative treatment options. 1.64. “Compound” means any Research Candidate or Collaboration Product. 1.65. “Competent Authority” means any regulatory agency, department, bureau, commission, council, or other governmental entity of (a) any country, territory, national, federal, state, provincial, county, city, or other political subdivision government, including the FDA, or (b) any supranational body (including the EMA), in any applicable jurisdiction in the world, involved in the granting of Regulatory Approval. 1.66. “Competing Collaboration Product” means any [***] that [***] and [***] the [***] ([***] in terms of [***] and [***] the [***]) as a Collaboration Product. For the avoidance of doubt, no Collaboration Product shall be a “Competing Collaboration Product” with respect to any other Research Candidate or Collaboration Product. For the purposes of this definition [***]. 1.67. “Competing Research Product” means any [***]. For the avoidance of doubt, [***]. For the purposes of this definition [***]. 1.68. “Concerned Party” has the meaning set forth in Section 9.3.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 9 110719814v.2 1.69. “Confidential Information” means any and all Know-How and information of a confidential nature, whether financial, business, legal, technical, or non-technical, whether in oral, written, electronic or other form, including information and data related to a Compound, a Party, or any concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement or the Original Agreement, that is disclosed, supplied or otherwise made available by or on behalf of one Party or any of its Affiliates or Sublicensees (“Disclosing Party”) to the other Party or any of its Affiliates or Sublicensees (“Receiving Party”) in connection with this Agreement or the Original Agreement, provided that Joint Know-How shall be deemed the Confidential Information of both Parties. All Confidential Information disclosed by a Party pursuant to the Mutual Confidential Disclosure Agreement between the Parties [***], including all amendments thereto (the “Prior CDA”) shall be deemed to be Confidential Information of such Party pursuant to this Agreement and the Original Agreement (with the mutual understanding and agreement that any use and disclosure thereof that is authorized under, and consistent with, Section 11 and this Agreement or the Original Agreement shall not be restricted by, or be deemed a violation of, such Prior CDA). 1.70. “Control”, “Controlled”, or “Controlling” means, with respect to a subject item (including any Intellectual Property Right, Know-How, Regulatory Approvals, or Regulatory Materials) (“Subject Item”), the possession (whether arising by ownership, pursuant to a license or sublicense or otherwise, other than pursuant to this Agreement) by a Party of the ability of such Party or its Affiliate to grant a license, sublicense or access to the other Party with respect to such Subject Item, as provided in this Agreement, without violating the terms of any agreement with any Third Party (and subject to Section 8.1.2), in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense, or access. Notwithstanding anything to the contrary hereunder, the PIRS Platform IP and PIRS Platform Improvement IP will not be deemed to be “Controlled” by PIRS or its Affiliates for purposes of this Agreement. 1.71. “Copyrights” means all copyrights, and all right, title, and interests in all copyrights, copyright registrations, and applications for copyright registration, certificates of copyright and copyrighted rights and interests throughout the world, and all right, title, and interest in related applications and registrations throughout the world. 1.72. “Cover”, “Covered” or “Covering” with reference to (a) a Patent Right, means that, in the absence of a (sub)license under, or ownership of, such Patent Right, the Research, Development, Manufacture, or Commercialization of a Compound (including the making, using, offering for sale, selling or importing thereof), with

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 10 110719814v.2 respect to a given country, would infringe a Valid Claim of such Patent Right (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue), or (b) Know-How, means that the Research, Manufacture, Development or Commercialization of a Compound incorporates, embodies or otherwise make use of such Know-How. 1.73. “CREATE Act” has the meaning set forth in Section 10.5. 1.74. “Damages” has the meaning set forth in Section 14.1. 1.75. “Data” means any and all non-aggregated and aggregated research, pharmacology, pre-clinical, clinical, commercial, marketing, process development, manufacturing, and other data or information, including investigator brochures and reports (both preliminary and final), statistical analyses, expert opinions and reports, and safety data, in each case generated from, or related to, Clinical Studies or non-clinical studies, research or testing specifically related or directed to a Compound. 1.76. “Database Lock” means that all Clinical Study data has been received and processed, all queries have been resolved, all external data (for example, lab results) have been integrated into the main Clinical Study database, the completion of the final quality audit ensuring that all Clinical Study data is present, correspondent and accurate and that the edit access of the Clinical Study database has been removed. 1.77. “Detail” means a face-to-face meeting (including a virtual face-to-face meeting or group presentation, if in accordance with the Co-Promotion Plan), including any such meeting conducted in a hospital or physician’s office with one or more physicians and other persons included in other medical professional categories identified in the applicable Co-Promotion Plan (such individuals, “Target Prescribers”) (where, in the case of group presentations, each such physician or other person participating in a group presentation shall be counted as a separate Detail), who are permitted under the applicable Law of the country in which they work to prescribe the Co-Pro Product, in which such meeting key Co-Pro Product attributes are orally presented consistent with the terms of this Agreement and the Co-Promotion Agreement. 1.78. “Development” or “Develop” means, with respect to a Collaboration Product (and any companion diagnostic therefor), any and all pre-clinical, non-clinical and clinical research and development activities after [***] and before or after obtaining Marketing Approval for such Collaboration Product, and that are reasonably related to or leading to the development, preparation, and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 11 110719814v.2 expanding Marketing Approval or to the appropriate body for obtaining, supporting or expanding pricing approval, including all activities related to pharmacokinetic profiling, design and conduct of Clinical Studies, those Manufacturing related activities that support the Development of the applicable Collaboration Product (such as process development, scale up, test method development, formulation development, delivery system development, quality control development, and validation) and CMC activities, medical affairs, regulatory affairs, statistical analysis, report writing, and regulatory filing creation and submission (including the services of outside advisors and consultants in connection therewith). 1.79. “Disclosing Party” has the meaning set forth in Section 1.69. 1.80. “Diligence-Related Dispute” has the meaning set forth in Section 16.2.2.1. 1.81. “Dispute” has the meaning set forth in Section 16.2.1. 1.82. “Divest” or “Divestiture” has the meaning set forth in Section 9.3.6.1. 1.83. “DMF” means a drug master file and all equivalents, and related proprietary dossiers, in any country or jurisdiction for a Collaboration Product submitted or to be submitted by a Party to Competent Authorities. 1.84. “Dollars” or “$” means the lawful currency of the US. 1.85. “Dormant Candidate” means (i) the remaining [***] Research Candidates that have the same SGEN Building Block as a Research Candidate selected by SGEN for further Development at the [***] or (ii) a Collaboration Product deemed to be a Dormant Candidate pursuant to Section 4.3.6. 1.86. “Draft Co-Promotion Plan” has the meaning set forth in Section 6.2.1. 1.87. “Effective Date” has the meaning set forth in the preamble. 1.88. “EMA” means the European Medicines Agency or any successor agency thereto. 1.89. “EU[***] Market” means any one of [***]. 1.90. “European Union” or “EU” means the member states of the European Union as of the Effective Date (including for purposes of this definition, the United Kingdom), and such other countries as may become part of the European Union after the Effective Date. For clarity, to the extent any member state of the European Union would not anymore be a member of the European Union after the Effective

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 12 110719814v.2 Date, it shall still be included in this definition of EU for the purposes of this Agreement. 1.91. “Existing PIRS Patent Rights” has the meaning set forth in Section 13.2.1.3. 1.92. “Existing SGEN Know-How” has the meaning set forth in Section 13.3.1.2. 1.93. “Expedited Rules” has the meaning set forth in Section 16.2.2.1. 1.94. “FDA” means the US Food and Drug Administration or any successor entity thereto. 1.95. “Field” means, with respect to any Compound, any therapeutic, palliative, prophylactic and diagnostic use for any disease or condition. 1.96. “First Amendment” has the meaning set forth in the recitals. 1.97. “First Approved SGEN Antibody Target” has the meaning set forth in Section 4.1.1.2. 1.98. “First Commercial Sale” means the first sale to a Third Party of a Collaboration Product by or on behalf of either Party or its Affiliates or Sublicensees, in a country after receipt of the applicable Marketing Approval from the Competent Authorities in that country. For the avoidance of doubt, any Compassionate Use shall not be considered a First Commercial Sale. 1.99. “FTC” has the meaning set forth in Section 13.4.5. 1.100. “FTE” shall mean, with respect to an applicable Compound, a full-time equivalent person-year of work engaged in the direct performance of the applicable Research, Development, Manufacturing, or Commercialization activities for such Compound, determined using an 1,800-hour annual base. In no circumstance can the work of any given person in a given year exceed one (1) FTE. For clarity, indirect personnel (including supervisors and support functions such as legal, finance or business development) shall not constitute FTEs. 1.101. “FTE Costs” for a given period and with respect to an applicable Compound, means the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated by a Party or its Affiliates in the particular period to the direct performance of the applicable Research, Development, Manufacturing, or Commercialization activities allocated to such Party hereunder and that are Reasonably Allocable to such Compound and (b) the FTE Rate.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 13 110719814v.2 1.102. “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal to [***] Dollars ($[***]) per annum (which may be prorated on a daily or hourly basis (based on a 40-hour workweek) as necessary). The FTE Rate is “fully burdened” and will cover employee salaries, benefits, travel, and such facilities and equipment and other materials and services including ordinary laboratory and Manufacturing consumables (like, for example, growth media, but not larger out- of-pocket expenses that are used in GMP Manufacturing of a Compound, such as chromatography resins) procured from distributors of relevant products as they may use. Commencing upon the first (1st) anniversary of the Effective Date and upon every anniversary thereafter, the FTE Rate will be adjusted in accordance with the percentage change over the applicable annual period in the Consumer Price Index (U.S. Bureau of Labor Statistics for all urban consumers, U.S. city average, all items). 1.103. “Gatekeeper” means the Third-Party gatekeeper who will check nominated SGEN Antibody Targets against the Restricted Research Candidate Target List, in accordance with Section 4.1.1.5. 1.104. “GLP Tox Study” means, with respect to a Compound, a study conducted in a species using applicable regulatory good laboratory practices for the purposes of assessing the onset, severity, and duration of toxic effects and their dose dependency with the goal of establishing a safety profile required for a regulatory submission supporting the dosing of human subjects as outlined in appropriate ICH guidance. For the avoidance of doubt, preliminary toxicology studies are not regarded as a GLP Tox Study. 1.105. “Go/No-Go Decision Fee” means the payment amount for the Go/No-Go DP specified in Section 7.4 (i.e., [***] Dollars ($[***])). 1.106. “Go/No-Go Decision Point” or “Go/No-Go DP” means, with respect to a Research Candidate, (i) SGEN’s written notice to PIRS within [***] days of the end of the Research Term with respect to such Research Candidate that it has selected that Research Candidate to become a Collaboration Product and (ii) SGEN’s payment of the Go/No Go Decision Fee within [***] days of providing such notice. Notwithstanding anything to the contrary in this Agreement, the Parties have previously agreed in the First Amendment that the [***] as specified in Section 7.5 for the Research Candidate targeting [***] and the First Approved SGEN Antibody Target was deemed achieved as of [***] such that such Research Candidate has become a Collaboration Product on the date that SGEN paid the Go/No-Go Decision Fee, namely on [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 14 110719814v.2 1.107. “Government Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission, or other government instrumentality of (a) any country, territory, nation, state, province, county, city, or other political subdivision thereof or (b) any supranational body, including any Competent Authority. 1.108. “Health Authority Communication” means any communication from any Competent Authority that concerns significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., serious adverse events, emerging safety signals), clinical or non- clinical findings affecting patient safety, or lack of efficacy. 1.109. “HSR” has the meaning set forth in Section 13.4.5. 1.110. “IND” or “IND/IMPD” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, (b) the Investigational Medicinal Product Dossier in the European Union, or (c) the equivalent application to the applicable Competent Authority in any other regulatory jurisdiction, and any amendments to the foregoing (a), (b) or (c), in each case, the filing of which is necessary to initiate or conduct clinical testing of an investigational drug or biological product in humans in such jurisdiction. 1.111. “IND/IMPD Submission” means the filing of an IND/IMPD. 1.112. “IND Filing Party” has the meaning set forth in Section 2.6.2. 1.113. “Indemnified Party” has the meaning set forth in Section 14.3.1. 1.114. “Indemnifying Party” has the meaning set forth in Section 14.3.1. 1.115. “Indication” means a distinct type of disease or medical condition in humans to which a Collaboration Product is directed and eventually approved. To distinguish one Indication from another Indication, the two Indications [***] of the [***] is in a [***], whereas [***] the [***], or [***] a [***] used to [***] for [***] of the [***] would [***] a [***]. Notwithstanding the foregoing, [***] shall be [***] and [***] of the [***] of the [***] of the [***]. 1.116. “Initial Compound Specific Know-How” means, on a Compound-by-Compound basis, all Know-How developed or generated by or on behalf of PIRS under the Research Candidate Plan (whether under this Agreement or the Original Agreement) that (a) Covers the Research, Development, Manufacture, or Commercialization of such Compound or (b) is reasonably necessary or useful for

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 15 110719814v.2 the Research, Development, Manufacture, or Commercialization of a Compound. Initial Compound Specific Know-How excludes Know-How within the SGEN Building Block IP, PIRS Building Block IP, PIRS Platform IP, or PIRS Platform Improvement IP. 1.117. “Initial Compound Specific Patents” means, on a Compound-by-Compound basis, any Patent that includes or otherwise incorporates any Initial Compound Specific Know-How. For avoidance of doubt, Initial Compound Specific Patents excludes Patents within the SGEN Building Block IP, PIRS Building Block IP, PIRS Platform IP, or PIRS Platform Improvement IP. 1.118. “Initial Quantities” means, for each of the [***] Research Candidates that include the same SGEN Building Block, at least [***] mg of the respective protein. 1.119. “Initiation” or “Initiated” means, (i) with respect to a Clinical Study of a Collaboration Product, the first dosing of the first human subject pursuant to the protocol for such Clinical Study or (ii) with respect to a GLP Tox Study, the start date of the in-life phase of such GLP Tox Study. 1.120. “Insolvent Party” has the meaning set forth in Section 15.3.3. 1.121. “Intellectual Property Rights” means, collectively, Patent Rights, Copyrights, Trademarks, designs, domain names, moral rights and all other intellectual property and proprietary rights. 1.122. “Joint IP” means collectively, Joint Know-How and Joint Patents, including all Intellectual Property Rights therein. 1.123. “Joint Intellectual Property Committee” or “JIPC” has the meaning set forth in Section 3.2. 1.124. “Joint Know-How” means the (x) Initial Compound Specific Know-How and (y) to the extent not included in (x), Know How created, invented or generated by employees, agents, or independent contractors of (i) both Parties or their Affiliates (or a Third Party acting on any of their behalf) jointly in the course of performing activities under this Agreement or the Original Agreement, (ii) PIRS or its Affiliates (or a Third Party acting on any of their behalf) in the course of performing activities under this Agreement or the Original Agreement during the Research Term, including the activities set forth in the applicable Research Candidate Plan, or (iii) either Party or its Affiliates (or a Third Party acting on any of their behalf) in the course of performing activities under this Agreement or the Original Agreement with respect to a CoPro Product. Joint Know-How excludes in each case Know-

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 16 110719814v.2 How within the PIRS Platform IP, PIRS Platform Improvement IP, SGEN Building Block IP or PIRS Building Block IP regardless of whether such Know-How would otherwise meet the definition of Joint Know-How hereunder. 1.125. “Joint Patents” means the (x) Initial Compound Specific Patents and (y) to the extent not included in (x), Patents that claim an invention created, invented or generated by employees, agents, or independent contractors of (i) both Parties together or their Affiliates (or a Third Party acting on any of their behalf) in the course of performing activities under this Agreement or the Original Agreement and (ii) PIRS or its Affiliates (or a Third Party acting on any of their behalf) in the course of performing activities under this Agreement or the Original Agreement during the Research Term, including the activities set forth in the applicable Research Candidate Plan. Joint Patents excludes in each case any Patents within the PIRS Platform IP, PIRS Platform Improvement IP, SGEN Building Block IP or PIRS Building Block IP regardless of whether such Patent would otherwise meet the definition of a Joint Patent hereunder. 1.126. “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.1. 1.127. “Key Data” shall consist of the following Data and information: (a) size and geography of the applicable Clinical Study, including number of sites and identification of main sites, (b) Indications and clinical settings included in such Clinical Study, including lines of therapy and key patient inclusion criteria, (c) summary of safety data from such Clinical Study, including adverse events by severity, dose level and Indication or clinical setting, (d) summary of efficacy data, including Key Endpoints by dose level and Indication or clinical setting, and (e) summary of biomarker analysis by dose level and Indication or clinical setting, including correlation of such biomarker analysis with Key Endpoints (as available at time of publication). For the purposes of this definition, “Key Endpoints” shall consist of the following endpoints: overall response rate, complete responses, partial responses if applicable, stable disease, disease control rate, minimal residual disease if applicable, progression free survival, overall survival (as available at the time of publication of Key Data), and any other efficacy endpoint that was not contemplated at the time of this Agreement but was subsequently included as a primary or secondary endpoint in such Clinical Study. 1.128. “Know-How” means any and all ideas, concepts, designs, technical information, techniques, Data, database rights, discoveries, inventions, practices, methods, procedures, processes, methods, algorithm, knowledge, skill, experience, test data and any other information or technology, whether in written, electronic, graphic or any other form, including pharmaceutical, chemical, biological and biochemical

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 17 110719814v.2 compositions, formulations, assays, active pharmaceutical ingredients (“APIs”), molecules, samples, cell lines, journals, and laboratory notebooks. 1.129. “Law” means any applicable national, supranational, federal, state, local or foreign law, statute, ordinance, principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any applicable Government Authority, including any rules, regulations, guidelines, directives or other requirements of applicable Government Authorities, including good clinical practices, good laboratory practices and good manufacturing practices, as well as all anti-bribery or anti-corruption laws, as applicable. 1.130. “MAA” means a Marketing Authorization Application, in relation to any Product, filed or to be filed with the EMA (or equivalent national agency), for authorization to place a medicinal product on the market in the European Union (or any other territory). 1.131. “Manufacture” means, with respect to a Compound, all activities related to the manufacture of the Compound, including, but not limited to, manufacturing supplies for Development or Commercialization, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, import and export as needed, improvement of production, improvement of manufacturing processes, and regulatory activities related to any of the foregoing. For clarity, “Manufacturing” has a correlative meaning. 1.132. “Marketing Approval” means all approvals, licenses, registrations or authorizations of the Competent Authorities in a country, necessary for the commercial marketing and sale of a Collaboration Product in such country, including (a) the approval of a MAA or a BLA, and (b) a determination or decision establishing prices for a Collaboration Product that can be charged or reimbursed in regulatory jurisdictions where the applicable Competent Authorities approve or determine the price or reimbursement of pharmaceutical products. 1.133. “Net Sales” means, in the case of sales by or for the benefit of SGEN, its Affiliates, and its Sublicensees (in each case, “Seller”) in the Territory to a Third Party, the gross amount invoiced by Seller with respect to Collaboration Products, less the following deductions solely to the extent such deduction: (i) is reasonable and customary, (ii) is included in the gross invoiced sales price for the Collaboration Product or otherwise directly paid, allowed, accrued, or incurred by the Seller with respect to the sale of such Collaboration Product (iii) is applicable and in

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 18 110719814v.2 accordance with standard allocation procedures, (iv) has not already been deducted or excluded, (v) is incurred in the ordinary course of business in type and amount consistent with good industry practice, and (vi) is determined in accordance with, and as recorded in revenues under, applicable Accounting Standards (“Permitted Deductions”): 1.133.1. trade, cash, [***] and [***] and allowances for Collaboration Products; price reductions (retroactive or otherwise) including [***] or otherwise [***]; 1.133.2. any tax, tariff, duty (including custom duty) or other governmental charge (such as excise, sales or use taxes or value added tax), levied on the sale, transportation or delivery of such Collaboration Products [***] and [***] or other [***] or [***] or any [***]; 1.133.3. customary freight, insurance, packing costs and other transportation charges added to the sales price that are incurred in delivering the Collaboration Product; 1.133.4. amounts repaid or credits taken by reason of rejections, defects, or returns of the Collaboration Products or because of retroactive price reductions, or due to recalls or rebates required by applicable Laws; 1.133.5. any fees for services provided by wholesalers and warehousing chains related to the distribution of such Collaboration Products and the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers and/or Medicare Prescription Drug Plans relating specifically to such Collaboration Products [***] to the [***] that such [***] in [***] the [***]; and 1.133.6. [***] that [***] to the [***] for the [***] which as of the [***] is [***] the [***] by the [***] and the [***] is the [***]; 1.133.7. [***] of a [***] with the [***] to the [***]. For the avoidance of doubt, if a single item falls into more than one of the categories set forth in Section 1.133.1 through Section 1.133.6 above, such item may not be deducted more than once. “Net Sales” shall not include any consideration received with respect to a sale, use or other disposition of any Collaboration Product in a country for purposes of conducting Clinical

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 19 110719814v.2 Studies in the course of Development of the Collaboration Product in accordance with this Agreement or as samples (reasonable in number), for Compassionate Use, or for other charitable, promotional, pre-clinical, clinical, regulatory or governmental purposes, in each case to the extent such Collaboration Product is sold at or below cost. Notwithstanding the foregoing, the amounts invoiced by SGEN, its Affiliates, or their Sublicensees for the sale of Collaboration Products among SGEN, its Affiliates or their respective Sublicensees for resale shall not be included in the computation of Net Sales hereunder (except where such Affiliates or Sublicensees are the end users) and Net Sales shall be the gross invoice or contract price charged to the Third Party customer for that Collaboration Product in an arms’ length transaction, less the Permitted Deductions. Net Sales calculations shall be determined in accordance with Accounting Standards consistently applied throughout the organization and across all products of the entity whose sales of Collaboration Products are giving rise to Net Sales. In the case of any sale or other transfer for value, such as barter or counter-trade, of a Collaboration Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Collaboration Product in the country of sale or transfer, as determined in accordance with Accounting Standards consistently applied (as contemplated above). In the case where a Collaboration Product is sold as part of a Combination Product in a country in the Territory, Net Sales for the Collaboration Product included in such Combination Product in such country shall be calculated as follows: (i) if the Collaboration Product is sold separately in such country and the other active ingredient or ingredients in the Combination Product are sold separately in such country, Net Sales for the Collaboration Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Collaboration Product when sold separately in such country and B is the total invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country; (ii) if the Collaboration Product is sold separately in such country but the other active ingredient or ingredients in the Combination Product are not sold separately in such country, Net Sales for the Collaboration Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Collaboration Product when sold separately in such country and D is the invoice price of the Combination Product in such country; (iii) if the Collaboration Product is not sold separately in such country but the other active ingredient or ingredients in the Combination Product are sold

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 20 110719814v.2 separately in such country, Net Sales for the Collaboration Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (B/D), where B is the invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product in such country; notwithstanding the foregoing, if the other active ingredient or ingredients in the Combination Product are being sold by (a) Seller, then Net Sales for the Collaboration Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (E/E+1), where E is the number of other active ingredients in the Combination Product, and (b) a Third Party, where such Third Party and Seller have a written agreement on how actual Net Sales of such Combination Product shall be split between Seller and such Third Party, then Net Sales for the Collaboration Product shall be the proportion of Net Sales of the Combination Product Seller actually receives under such written agreement with such Third Party; or (iii) if neither the Collaboration Product nor the other active ingredient or ingredients in the Combination Product are sold separately in such country, the Parties shall determine Net Sales for the Collaboration Product in such Combination Product by mutual agreement based on the relative contribution of the Collaboration Product and each other active ingredient to the Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries. For purposes of this definition, “Combination Product” means a product that includes at least one active ingredient other than a Collaboration Product, when a single sale or reimbursement price is set for such Combination Product. 1.134. “Ongoing Internal PIRS Program” means therapeutic programs for which PIRS has initiated lab work, including all of the following: (i) generation of the genetic constructs, (ii) production of the corresponding protein, and (iii) testing of such protein in at least one (1) in vitro or in vivo assay. 1.135. “Option Notice” has the meaning set forth in Section 4.4.2.2. 1.136. “Original Effective Date” means February 8, 2018, the effective date of the Original Agreement. 1.137. “Original Agreement” has the meaning set forth in the recitals. 1.138. “Out-of-Pocket Costs” means all direct project costs and expenses paid to Third Parties (or payable to Third Parties) after the Effective Date, which are specifically

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 21 110719814v.2 identifiable for or Reasonably Allocable to services or materials provided by such Third Parties directly in their performance of the Research, Development, Manufacture, or Commercialization of a Compound; such expenses to have been recorded and accrued in accordance with Accounting Standards by the applicable Party and/or its Affiliates, in each case without mark-up. For clarity, Out-of-Pocket Costs do not include capital expenditures (unless mutually agreed by the Parties), travel expenses, idle Manufacturing capacity costs, or items intended to be covered under the definition of FTE Costs. For further clarity, Out-of-Pocket Costs do include otherwise eligible costs for: contract research organizations (CROs); clinical supplies; Manufacturing process development and scale-up; test method development, qualification, and validation; formulation development; and stability testing. 1.139. “Partnering Agreement” means with respect to any Collaboration Product, an agreement with a Third Party to license or sublicense, transfer, assign or sell (in each case, including an option to do so, but excluding any assignment or sale in connection with a Change of Control of the assigning or selling Party) all or part of its rights and obligations to Research, Develop and Commercialize such Collaboration Product. 1.140. “Party” or “Parties” has the meaning set forth in the preamble. 1.141. “Patent Right” or “Patent” means any and all patent rights and all right, title and interest in all patent applications and patents that issue from them, all letters patent or equivalent rights and applications in each case to the extent the same has not been held, by a court of competent jurisdiction, to be invalid or unenforceable in a decision from which no appeal can be taken or from which no appeal was taken within the time permitted for appeal. Patent Rights include any extension, registration, confirmation, reissue, continuation, supplementary protection certificate, divisional, continuation-in-part, re-examination, or renewal thereof or foreign counterparts of any of the foregoing. 1.142. “Paying Party” has the meaning set forth in Section 8.3.1. 1.143. “Permitted Deductions” has the meaning set forth in Section 1.133. 1.144. “Phase 1 Clinical Study” means a clinical study of a product in human subjects which provides for the first introduction into humans of a product, conducted in healthy volunteers or patients to obtain information on product safety, tolerability, pharmacological activity, or pharmacokinetics, as described in 21 C.F.R. § 312.21(a) (or the non-US equivalent thereof).

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 22 110719814v.2 1.145. “Phase 1 Clinical Study Expansion Cohort” means the expansion of a Phase 1 Clinical Study to include additional patient(s) following the selection of a dose during the dose escalation part of the Phase 1 Clinical Study (such as a maximum tolerated dose). 1.146. “Phase 2 Clinical Study”, “Phase 2a Clinical Study” or “Phase 2b Clinical Study” means a clinical study of a product that is prospectively designed to establish the safety, dose ranging and efficacy of a product as further defined in 21 C.F.R. § 312.21(b) (or the non-US equivalent thereof). 1.147. “PIRS” has the meaning set forth in the preamble. 1.148. “PIRS Anticalin Target” means [***]. 1.149. “PIRS Background Agreement” means (i) the Research and License Agreement with [***] and (ii) any agreement entered by PIRS to in-license any Intellectual Property Rights necessary or useful for the Research, Development, Manufacturing, or Commercialization of the PIRS Building Block of any Compound. 1.150. “PIRS Building Block” means any Anticalin Protein Building Block Controlled by PIRS. For avoidance of doubt, any PIRS Building Block with the same PIRS Anticalin Target shall be deemed to be the same PIRS Building Block under this Agreement. 1.151. “PIRS Building Block IP” means all Patent Rights and Know-How Controlled by PIRS as of the Effective Date and thereafter during the Term that Cover an Anticalin Protein Building Block individually, including all Intellectual Property Rights therein, but excluding any PIRS Platform IP and PIRS Platform Improvement IP. 1.152. “PIRS CoPro Option” has the meaning set forth in Section 4.1.2.1. 1.153. “PIRS CoPro Option Exercise Effective Date” has the meaning set forth in Section 4.4.2.2. 1.154. “PIRS Collaboration Product” has the meaning set forth in Section 15.3.2.4(a). 1.155. “PIRS Indemnitees” has the meaning set forth in Section 14.2. 1.156. “PIRS IP” means any and all PIRS Patent Rights and the PIRS Know-How, including any Intellectual Property Rights therein. For avoidance of doubt, PIRS

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 23 110719814v.2 IP shall exclude PIRS Platform IP and PIRS Platform Improvement IP but shall include PIRS Building Block IP. 1.157. “PIRS Know-How” means all Know-How that is Controlled by PIRS as of the Effective Date and thereafter during the Term other than pursuant to the licenses granted by SGEN under this Agreement and that (a) Covers the Research, Development, Manufacture, or Commercialization of the Compounds or (b) is reasonably necessary for the Research, Development, Manufacture, or Commercialization of the Compounds, but excludes Know-How within the PIRS Platform IP and PIRS Platform Improvement IP. PIRS Know-How shall include PIRS’ interest in Joint Know-How. 1.158. “PIRS Patent Rights” means any Patent Rights that are Controlled by PIRS as of the Effective Date and thereafter during the Term, and that (a) Cover the Research, Development, Manufacture, or Commercialization of the Compounds (including their composition, formulation, combination, product by process, or method of use, manufacture, preparation, or administration), or (b) are reasonably necessary for the Research, Development, Manufacture, or Commercialization of the Compounds pursuant to the terms of this Agreement. PIRS Patent Rights shall include PIRS’ interest in Joint Patents that meet the above requirements. PIRS Patent Rights shall exclude Patent Rights within the PIRS Platform IP and PIRS Platform Improvement IP. The PIRS Patent Rights existing as of the Effective Date are set forth in Exhibit 1.158 and shall be updated from time to time. 1.159. “PIRS Platform Improvement IP” means any and all Patent Rights or Know- How created, invented, or generated by or on behalf of employees, agents, or independent contractors of either Party or their Affiliates (whether alone or jointly) in the course of performing activities pursuant to this Agreement or the Original Agreement that constitutes an improvement, modification, or enhancement to, or derivative of, the PIRS Platform IP, including all Intellectual Property Rights therein. The Patent Rights within the PIRS Platform IP shall be added to Exhibit 1.159 from time to time. 1.160. “PIRS Platform IP” means (a) the Know-How Controlled by PIRS that is necessary or useful for the practice of the PIRS Platform Technology, and (b) those Patent Rights Controlled by PIRS directed to the PIRS Platform Technology as set forth in Exhibit 1.160. 1.161. “PIRS Platform Technology” means Anticalin Libraries, Anticalin Selection, Anticalin Expression, Anticalin Characterization, Anticalin Fusion Technology, and Anticalin Affinity Maturation methods, all to the extent Controlled by PIRS.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 24 110719814v.2 1.162. “Pivotal Clinical Study” means a clinical study of a product that is designed to generate statistically significant evidence of the efficacy of a product for a particular Indication or use (as well as additional safety information) and that is intended to form the primary scientific support for filing a BLA to obtain Marketing Approval to market the product (or any MAA for the non-US equivalent thereof). 1.163. “Platform Agreement” means that certain non-exclusive license agreement to the PIRS Platform Technology entered into between SGEN and PIRS on the date hereof. 1.164. “Prior CDA” has the meaning set forth in Section 1.69. 1.165. “Proposed Terms” has the meaning set forth in Section 16.2.2.2. 1.166. “Promotional Materials” means any advertising, marketing, or promotional materials, any communication, educational or training tools or materials related thereto, and any similar tools or materials in any medium, in each case, relating to the CoPro Product and intended for use by Sales Representatives in the Co-Pro Territory. 1.167. “Receiving Party” has the meaning set forth in Section 1.69. 1.168. “Reasonably Allocable” means, with respect to FTE Costs or Out-of-Pocket Costs that are associated with an applicable Compound and something else (such as another product or Compound) and where such costs are not separately accounted for or invoiced for such Compound, only the pro-rated portion of such costs that are attributable to such Compound (based on head-count, time-spent or other activity-based method) and calculated and documented in good faith using Accounting Standards. 1.169. “Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations by a Competent Authority necessary for the Development activities (including any IND/IMPD approval), Manufacturing activities or Commercialization activities (including, where applicable, Marketing Approval, pricing, labeling and reimbursement determinations or approvals). 1.170. “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any applicable Competent Authority, other than an issued and unexpired Patent, including any regulatory data protection exclusivity and/or any other exclusivity afforded by restrictions which prevent the granting by a Competent Authority of Regulatory Approval to market for any indication a Biosimilar.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 25 110719814v.2 1.171. “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, case report forms, trial master file, DMF, common technical documents, question and answers with Competent Authorities, Marketing Approvals or other filings or communications made to or with, or other approvals granted by, a Competent Authority that are necessary or reasonably desirable in order to Develop, Manufacture or Commercialize a Collaboration Product in a particular country or regulatory jurisdiction. 1.172. “Research” or “Researching” means activities related to the design, discovery, generation, identification, profiling, characterization, production, process development, cell line development, pre-clinical development or non-clinical or pre-clinical studies of Research Candidates prior to [***]. 1.173. “Research Candidate” means a bispecific Antibody-Anticalin Protein fusion molecule Researched by the Parties under this Agreement or the Original Agreement. Each Research Candidate shall include [***] PIRS Building Block and [***] SGEN Building Block. 1.174. “Research Candidate Target Combination” means the [***] Targets against which a single Research Candidate is directed. 1.175. “Research Collaboration” has the meaning set forth in Section 4.1. 1.176. “Research Candidate Plan” has the meaning set forth in Section 4.1.2.1. 1.177. “Research Term” means, with respect to the [***] Research Candidates for an Approved SGEN Antibody Target, the period of time commencing on (I) the Original Agreement Effective Date for the First Approved SGEN Antibody Target, and (II) the date a nominated SGEN Antibody Target becomes approved (as notified by the Gatekeeper in accordance with Section 4.1.1.5(c)) for the Second and Third Approved SGEN Antibody Targets, and, continuing until the earliest of (i) with respect to (x) the First Approved SGEN Antibody Target, [***] years after SGEN’s receipt of [***] of the Research Candidate directed to the [***] PIRS Anticalin Target, or (y) the Second and Third Approved SGEN Antibody Targets, [***] years after SGEN’s receipt of [***] of such Research Candidates, respectively and (ii) with respect to all Approved SGEN Antibody Targets, the [***]. 1.178. “Restricted Research Candidate Target List” means the list of Targets that PIRS submitted to the Gatekeeper within [***] days of the Original Agreement Effective Date, updated pursuant to the Original Agreement, and as updated on an ongoing basis under this Agreement, that includes (i) the Targets that PIRS would be

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 26 110719814v.2 contractually restricted from Researching, Developing, Manufacturing, or Commercializing under this Agreement, and (ii) Targets for which PIRS has a bona fide Ongoing Internal PIRS Programs, which PIRS shall provide to the Gatekeeper from time to time. 1.179. “Royalties” means Collaboration Product Royalties or Additional CoPro Product Royalties or both. 1.180. “Royalty Bearing Net Sales” means on a country-by-country and Collaboration Product-by- Collaboration Product basis, the Net Sales generated during the Royalty Term for such Collaboration Product in such country. 1.181. “Royalty Term” means, on a country-by-country basis and Collaboration Product- by-Collaboration Product basis, the period commencing on the First Commercial Sale of such Collaboration Product in a country and ending with respect to such Collaboration Product in such country on the later of (a) [***] years thereafter in such country of sale; (b) [***] in such country of sale; or (c) expiration of the [***], in each case, Covering the import, use, sale or offer for sale (but, for clarity, not the Manufacturing) of such Collaboration Product in such country of sale, including by 35 U.S.C. § 271(g) or any foreign equivalent. 1.182. “Rules” has the meaning set forth in Section 16.2.1. 1.183. “Sales Representative” of a Party means an employee of such Party or an Affiliate of such Party engaged by such Party or Affiliate to Detail the Co-Pro Product on behalf of such Party or such Affiliate in the Co-Pro Territory. 1.184. “SEC” has the meaning set forth in Section 11.6.2. 1.185. “Second Approved SGEN Antibody Target” has the meaning set forth in Section 4.1.1.3. 1.186. “Seller” has the meaning set forth in Section 1.133. 1.187. “Senior Executives” means the Chief Executive Officer of PIRS and the Chief Executive Officer of SGEN, or their duly authorized respective designees with equivalent decision-making authority with respect to matters under this Agreement. 1.188. “Sensitive Information” has the meaning set forth in Section 9.3.6.2. 1.189. “SGEN” has the meaning set forth in the preamble.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 27 110719814v.2 1.190. “SGEN Antibody Target” means an antibody Target that SGEN has nominated and the Gatekeeper has approved for use in the collaboration in accordance with Section 4.1.1. 1.191. [***] 1.192. “SGEN Background Agreement” means any agreement entered by SGEN, whether before or after the Effective Date, to in-license any Intellectual Property Rights necessary or useful for the Research, Development, Manufacturing, or Commercialization of the SGEN Building Block of any Compound. 1.193. “SGEN Building Block” means any Antibody Building Block Controlled by SGEN. For avoidance of doubt, any Antibody Building Block with the same SGEN Antibody Target shall be deemed to be the same SGEN Building Block under this Agreement. 1.194. “SGEN Building Block IP” means all Patent Rights and Know-How Controlled by SGEN as of the Effective Date and thereafter during the Term that Cover an Antibody Building Block individually, including all Intellectual Property Rights therein. 1.195. “SGEN Compound Specific Patents” has the meaning set forth in Section 10.1.3.1. 1.196. “SGEN Indemnitees” has the meaning set forth in Section 14.1. 1.197. “SGEN Infringement Action” has the meaning set forth in Section 10.6.2.1. 1.198. “SGEN IP” means any and all SGEN Patent Rights and SGEN Know-How, including any Intellectual Property Rights therein. For the avoidance of doubt, SGEN IP shall include SGEN Building Block IP. 1.199. “SGEN Know-How” means all Know-How that is Controlled by SGEN as of the Effective Date and thereafter during the Term other than pursuant to the licenses granted by PIRS under this Agreement and that (a) Covers the Research, Development, Manufacture, or Commercialization of the Compounds or (b) is reasonably necessary for the Research, Development, Manufacture, or Commercialization of the Compounds. SGEN Know-How shall include SGEN’s interest in Joint Know-How. 1.200. “SGEN Patent Rights” means any Patent Rights that are Controlled by SGEN as of the Effective Date and thereafter during the Term, and that that (a) Cover the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 28 110719814v.2 Research, Development, Manufacture, or Commercialization of the Compounds (including their composition, formulation, combination, product by process, or method of use, manufacture, preparation, or administration), or (b) are reasonably necessary for the Research, Development, Manufacture, or Commercialization of the Compounds pursuant to the terms of this Agreement. SGEN Patent Rights shall include SGEN’s interest in Joint Patents that meet the above requirements. The SGEN Patent Rights existing as of the Effective Date (if any) are set forth in Exhibit 1.200 and shall be updated from time to time. 1.201. “Significant Study” has the meaning set forth in Section 4.3.6. 1.202. “Subject Item” has the meaning set forth in Section 1.70. 1.203. “Sublicensee” means a Third Party which is a licensee or sublicensee of the rights granted to SGEN or PIRS, as applicable, under this Agreement, in accordance with the terms and conditions of this Agreement. For sake of clarity, Sublicensees do not include (a) wholesalers, Distributors or similar entities performing similar functions, even if such Third Party is granted a limited right to promote and resell a Collaboration Product sold to it and (b) Affiliates of the Party that has been granted the license (i.e., SGEN or PIRS, as applicable). For avoidance of doubt, neither Party shall be permitted to sublicense their rights under this Agreement with respect to a Compound until after achievement of the [***] with respect to such Compound. 1.204. “Subscription Agreement” has the meaning set forth in Section 7.3. 1.205. “Target” means the biological target of a pharmacologically active drug compound. 1.206. “Term” has the meaning set forth in Section 15.1. 1.207. “Terminated Candidate” has the meaning set forth in Section 15.3.2.4. 1.208. “Terminated Compound” has the meaning set forth in Section 15.3.2.4. 1.209. “Terminated Product” has the meaning set forth in Section 15.3.2.4. 1.210. “Territory” means the entire world. 1.211. [***] 1.212. “Third Approved SGEN Antibody Target” has the meaning set forth in Section 4.1.1.3.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 29 110719814v.2 1.213. “Third Party” means any person or entity other than PIRS, SGEN, and their respective Affiliates. 1.214. “Third Party Claim” has the meaning set forth in Section 14.1. 1.215. “Third Party License” has the meaning set forth in Section 8.1.2. 1.216. “Trademarks” means all trademarks, service marks, trade names, rights in trade dress, logos, symbols, brand names and all trademark rights and interests throughout the world, and all right, title and interest in related applications and registrations throughout the world under common law, state law, federal law, or laws of foreign countries. 1.217. “Transferring Party” has the meaning set forth in Section 2.5.1. 1.218. “US” means the United States of America and its territories and possessions. 1.219. “Valid Claim” means (a) a claim of an issued and unexpired Patent Right, which claim has not been revoked or held invalid or unenforceable by a final court without the possibility of appeal or other government agency of competent jurisdiction by a final determination without the possibility of appeal or has not been held (through a final determination without the possibility of appeal) or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise by a final determination without the possibility of appeal or (b) a claim of a pending Patent Right application that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling; provided, however, that Valid Claim will exclude any such pending claim in an application that has not been granted within [***] years following the earliest priority filing date for such application, excluding, however, any pending Patent Right that does not have a reasonable bona fide basis for patentability (such reasonable bona fide basis to be determined by an outside counsel selected in good faith by the Parties, in the event that the Parties disagree as to whether there is a reasonable bona fide basis for patentability for such a claim). For purposes of the definition of Valid Claim, “determination” means a determination with respect to a Patent Right that would prevent a Party from enforcing or continuing to enforce such Patent Right. To the extent that any Patent Right is issued, restored, or otherwise deemed valid and enforceable, then it once again shall be considered a Valid Claim as from the date of such issuance, restoration, or determination. 1.220. “Withholding Taxes” has the meaning set forth in Section 8.3.3. 1.221. “Working Group” has the meaning set forth in Section 3.7.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 30 110719814v.2 2. License Grants 2.1. Collaboration Product Licenses. Subject to the terms and conditions set forth in this Agreement, on a Collaboration Product-by-Collaboration Product basis, PIRS hereby grants to SGEN an exclusive (even as to PIRS, but subject to Section 2.3) sublicensable (subject to Section 2.4), non-transferable (except as set forth in Section 16.4), right and license under the PIRS IP to Develop, Manufacture, have Manufactured, and Commercialize such Collaboration Product in the Territory and in the Field. For clarity, the license grant to SGEN under this Section 2.1 with respect to any PIRS Building Block IP within the PIRS IP is exclusive solely with respect to the applicable Collaboration Product, and no other right or license is granted to SGEN under such PIRS Building Block IP (e.g., to develop and commercialize the applicable PIRS Building Block as a standalone product or as a component of an unrelated product). 2.2. Research Candidate Research Licenses. 2.2.1. License Grant to SGEN. Subject to the terms and conditions set forth in this Agreement, on an Research Candidate-by-Research Candidate basis, during the Research Term for such Research Candidate, PIRS hereby grants to SGEN a co-exclusive (with PIRS), non-sublicensable, non- transferable (except as set forth in Section 16.4), right and license under the PIRS IP for the Research and Manufacturing activities in relation to such Research Candidate to be performed by SGEN (alone or jointly with PIRS) under the applicable Research Candidate Plan in the Field and anywhere in the Territory. For clarity, the license grant to SGEN under this Section 2.2.1 with respect to any PIRS Building Block IP within the PIRS IP is co- exclusive (with PIRS) solely with respect to the applicable Research Candidate, and no other right or license is granted to SGEN under such PIRS Building Block IP (e.g., to develop and commercialize the applicable PIRS Building Block as a standalone product or as a component of an unrelated product). 2.2.2. License Grant to PIRS. Subject to the terms and conditions set forth in this Agreement, on an Research Candidate-by-Research Candidate basis, during the Research Term for such Research Candidate, SGEN hereby grants to PIRS a co-exclusive (with SGEN), non-sublicensable, non- transferable (except as set forth in Section 16.4), right and license under the SGEN IP for the Research and Manufacturing activities in relation to such Research Candidate to be performed by PIRS (alone or jointly with SGEN) under the applicable Research Candidate Plan in the Field and anywhere in the Territory. For clarity, the license grant to PIRS under this Section 2.2.2

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 31 110719814v.2 with respect to any SGEN Building Block IP within the SGEN IP is co- exclusive (with SGEN) solely with respect to the applicable Research Candidate, and no other right or license is granted to PIRS under such SGEN Building Block IP (e.g., to develop and commercialize the applicable SGEN Building Block as a standalone product or as a component of an unrelated product). 2.3. CoPro Product License. Subject to the terms and conditions of this Agreement, if and when PIRS exercises the PIRS CoPro Option, SGEN hereby grants to PIRS, commencing on PIRS CoPro Option Exercise Effective Date, the non-transferable (except as set forth in Section 16.4), right to provide [***] percent ([***]%) of the Sales Representatives to Detail the Co-Pro Product in the Co-Pro Territory, as further described in Article 6, including the right to use and deliver Promotional Materials in connection therewith. 2.4. Sublicense Rights. SGEN may sublicense (through multiple tiers) all or part of the rights and licenses granted to them under this Section 1.220 to a Third Party, provided, however, that in the event of such sublicensing, (a) the applicable Partnering Agreement is consistent with, and fully implements the relevant provisions of, this Agreement, including PIRS’ CoPro Option under this Agreement as applicable, (b) such Sublicensees will be subject to the same confidentiality and diligence obligations SGEN has hereunder, and (c) SGEN will remain liable for all the terms and conditions of this Agreement such that any act or omission by or on behalf of a Sublicensee that would be a breach of this Agreement if undertaken by SGEN, shall be deemed a breach of this Agreement by SGEN. 2.5. Know-How Transfer & Information Sharing. 2.5.1. Research Term. Within [***] days of approval of a SGEN Antibody Target under Section 4.1.1 or any other schedule unanimously agreed upon by the Parties in a Research Candidate Plan, [***] that [***] or [***] a [***] been [***]. For avoidance of doubt and subject to Section 2.6 below, [***] Section 2.5.1, [***]. 2.5.2. Ongoing Transfer & Information Sharing. 2.5.2.1. Research Candidates. With respect to each Research Candidate, during the Research Term with respect to such Research Candidate, the Transferring Party shall promptly [***] to the [***] that is [***]. 2.5.2.2. Ongoing Mutual Information Sharing on Collaboration Products and PIRS’ products Comprising a PIRS Building Block.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 32 110719814v.2 (a) PIRS intends to share with SGEN information on PIRS’ products (other than Collaboration Products) that incorporate a PIRS Building Block and that may be relevant for the Research, Development, Manufacturing or Commercialization of Collaboration Products through the JSC. Subject to any confidentiality obligations to Third Parties, such information may include outlines for and summary results of (i) relevant non-clinical studies, such as in vivo pharmacology and toxicology studies, (ii) CMC activities, such as information on formulations and upstream and downstream processes for such products, (iii) clinical trials and biomarker activities, and (iv) substantive interactions with Regulatory Authorities. (b) SGEN intends to share with PIRS information on Collaboration Products that may be relevant for the Research, Development, Manufacturing or Commercialization of PIRS’ products (other than Collaboration Products) that incorporate a PIRS Building Block through the JSC. Subject to any confidentiality obligations to Third Parties, such information may include outlines for and summary results of (i) relevant non-clinical studies, such as in vivo pharmacology and toxicology studies, (ii) CMC activities, such as information on formulations and upstream and downstream processes for such products, (iii) clinical trials and biomarker activities, and (iv) substantive interactions with Regulatory Authorities. 2.5.2.3. Potential CoPro Products. For so long as PIRS holds the PIRS Co-Pro Option, SGEN will provide updates through the JSC on any Pivotal Clinical Study of a Collaboration Product comparable to those prepared for SGEN internal management, its medical affairs and commercial sales and marketing functions. 2.6. Use of Data. 2.6.1. Use of Data. Subject to the terms and conditions of this Agreement, including the non-compete provisions of Section 9.2, either Party may use any Data generated pursuant to this Agreement or the Original Agreement to research products that are not Compounds. 2.6.2. Disclaimer. Other than as expressly set forth in this Agreement, any Data disclosed or materials provided by a Party to the other Party under this Agreement or the Original Agreement is provided on an “as is” basis, without any warranty (express or implied) of any kind, and the disclosing Party expressly disclaims all such warranties to the maximum extent permitted under applicable Law. The recipient Party on behalf of itself and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 33 110719814v.2 its Affiliates and Sublicensees accepts all risk and liability in relation to the use of the Data or materials received from the disclosing Party under this Agreement. For avoidance of doubt, this Section 2.6.2 does not limit either Party’s rights with respect to the other Party’s breach of this Agreement. 2.7. Building Block Right of IND Reference. To the extent that a Party has filed and Controls an IND/IMPD for a product (including any Collaboration Product) that includes a Party’s Building Block (such product the “Reference Product”, and such Party the “IND Filing Party”), then, upon the written request of the other Party (the “IND Beneficiary”), such Party shall provide a copy of such IND/IMPD to the IND Beneficiary, provided, however, that such written request can only be made within [***] months of the IND Beneficiary’s good faith anticipated [***] for the product (including any Collaboration Product) that includes the same Building Block as the Reference Product. In addition, upon written request of the IND Beneficiary, the IND Filing Party shall take all actions necessary to permit the IND Beneficiary to cross-reference such IND/IMPD (in its entirety) in its own Regulatory Materials (including any IND) for a product (including any Collaboration Product) that includes the same Building Block as the Reference Product. 3. Governance & Committees 3.1. Joint Steering Committee. The Parties have previously established a joint steering committee under the Original Agreement (the “Joint Steering Committee” or “JSC”). 3.1.1. The JSC will be responsible for: 3.1.1.1. attempting to resolve issues presented to it in accordance with Section 3.4.2; 3.1.1.2. establishing, as appropriate, any additional sub-committees and Working Groups (subject to Section 3.7); 3.1.1.3. reviewing and approving each Research Candidate Plan (including work splits and budget) and any updates and proposed amendments thereto; 3.1.1.4. initiating, implementing, and overseeing the conduct of any Research Candidate Plan;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 34 110719814v.2 3.1.1.5. reviewing, resolving, and approving any matters or disputes related to the Research of any Research Candidate prior to [***]; 3.1.1.6. establishing a core joint research team to ensure work under each Research Candidate Plan is executed efficiently; 3.1.1.7. discussing and exchanging relevant Research Data for the Research Candidates in accordance with Section 2.5.2.1; 3.1.1.8. subject to the other provisions of this Agreement, discussing and seeking to resolve any disputes between the Parties under this Agreement; and 3.1.1.9. making such determinations as are expressly delegated to it under the terms of this Agreement. 3.1.2. The JSC will further provide a forum for: 3.1.2.1. discussing the information shared between the Parties according to Section 2.5.2.2 and 2.5.2.3; and 3.1.2.2. discussing the annual reports provided by SGEN as set forth in Section 3.5. PIRS shall have the opportunity to ask questions related to such annual reports and SGEN will make good faith efforts to answer such questions. For the avoidance of doubt, the JSC shall have no decision- making authority for any Collaboration Product and SGEN shall have no obligation other than to discuss and provide SGEN's views on questions and comments made by PIRS to SGEN. 3.1.3. Unless otherwise agreed upon between the Parties, the JSC shall be comprised of an equal number of representatives from each of SGEN and PIRS, which unless otherwise agreed upon between the Parties, shall be comprised of three (3) members of each Party. 3.1.4. The JSC will meet [***] times per Calendar Year during the Research Term and [***] each Calendar Year thereafter (or as often as otherwise agreed upon), provided, however, that after the Research Term, each Party shall update the other Party once in between the annual JSC meetings on relevant information that would otherwise be shared during JSC meetings through a written update in a format to be selected by such Party. At the other Party's request, such Party will participate in a brief telephone conference to answer the other Party's questions regarding such

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 35 110719814v.2 written update. All meetings of the JSC shall be virtual unless the Parties agree otherwise. The Parties intend to replace their respective appointees to the JSC as its focus changes following the expiration of the Research Term. 3.1.5. Decision-making by the JSC shall be as set forth in Section 3.4.2. 3.2. Joint Intellectual Property Committee. The Parties have previously established a joint intellectual property committee (the “Joint Intellectual Property Committee” or “JIPC”) under the Original Agreement. 3.2.1. The JIPC will be responsible for: 3.2.1.1. consistent with Article 10, overseeing all intellectual property related issues arising under this Agreement, including strategies for prosecution and maintenance of all Joint IP; 3.2.1.2. preparing reports and guidance related to such intellectual property issues; and 3.2.1.3. making such determinations as are expressly delegated to it under the terms of this Agreement. 3.2.2. Unless otherwise agreed upon between the Parties, the JIPC shall be comprised of one (1) member of each Party. All JIPC representatives will have appropriate expertise, seniority, decision-making authority, and ongoing familiarity with the subject matter of this Agreement and each Party’s representatives collectively will have relevant expertise in intellectual property portfolio management. Decision-making by the JIPC shall be as set forth in Section 3.6.2. 3.2.3. The JIPC will meet at least [***] each Calendar Year (or more if agreed upon). 3.3. Co-Pro Coordinators. Promptly following the exercise of the PIRS Co-Pro Option, each Party shall designate a single point of contact (each, a “Co-Pro Coordinator”) to coordinate the Detailing of the Co-Pro Product in the CoPro Territory pursuant to this Agreement. 3.3.1. If designated, the Co-Pro Coordinators will be charged solely with coordination of the Detailing of the CoPro Product in the CoPro Territory, including:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 36 110719814v.2 3.3.1.1. facilitating the negotiation and execution of the Co-Promotion Agreement; and 3.3.1.2. establishing a co-promotion coordination team (with each Party having an equal number of representatives to be mutually agreed upon) to ensure work under the Co-Promotion Agreement is executed efficiently. 3.4. Governance and Decision-Making. 3.4.1. General Rules. 3.4.1.1. Committee Membership. Each of the Joint Steering Committee and Joint Intellectual Property Committee, (each, a “Committee”) will have solely the roles and responsibilities assigned to it in this Article 3 and as otherwise expressly set forth in this Agreement. Either Party may replace its respective Committee representatives at any time with prior written notice to the other Party. In the event a Committee member from either Party is unable to attend or participate in a Committee meeting, the Party who designated such representative may designate a substitute representative for the meeting in its sole discretion. The Alliance Managers (as defined below) appointed by SGEN and PIRS are ex-officio members of each of the Committees. For avoidance of doubt, the Alliance Manager may also be a member of one or more Committees and either Party may include the same individual on one or more Committees. 3.4.1.2. Co-Chairs. Each Party shall appoint one of its members in each Committee to co-chair such Committee’s meetings (each, a “Co-Chair”). The Co-Chairs shall attend each Committee meeting (either in-person, by videoconference or telephonically, unless otherwise expressly provided herein). Unless otherwise agreed, the Co-Chairs shall have relevant decision-making authority from each Party such that the Committee is able to effectuate all of its decisions within the scope of its responsibilities. In the event the Co-Chair from either Party is unable to attend or participate in a Committee meeting, the Party who designated such Co-Chair may designate a substitute Co-Chair for the meeting in its sole discretion. 3.4.1.3. Committee Meetings. All Committee meetings may be conducted by telephone, video-conference or in person as determined by the Co-Chairs in consultation with the Alliance Managers. Each Party shall bear its own personnel and travel costs and expenses relating to Committee meetings. With the consent of the Parties (not to be withheld unreasonably), other employee representatives of the Parties may attend any Committee

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 37 110719814v.2 meeting as non-voting observers. Either Party may also call a special meeting of a Committee (by videoconference or teleconference) by at least [***] Business Days prior written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and no later than [***] Business Days prior to the special meeting, such Party shall provide the Committee with materials reasonably adequate to enable an informed decision. 3.4.2. Decision Making. Other than as set forth herein, in order to make any decision required of it hereunder with respect to any approval, a Committee must have present (in person, by videoconference or telephonically) at least the Co-Chair of each Party (or his/her designee for such meeting). The Parties will endeavor to make decisions where required with respect to any approval of a Committee by consensus of the Co-Chairs. Notwithstanding the foregoing: 3.4.2.1. JSC. The JSC shall attempt in good faith to resolve any dispute or failure to agree (including those escalated from the JIPC) by unanimous consent (with the Co-Chairs having each one vote). If the JSC cannot resolve such dispute or failure to agree within [***] days of the matter being referred to it, then SGEN shall have final decision-making authority on all matters except that any matter that falls within the purview of the JIPC shall be escalated to the Senior Executives followed by accelerated dispute resolution pursuant to Section 16.2.2. 3.4.2.2. Notwithstanding the foregoing, PIRS shall have final decision- making authority with respect to deployment of its internal resources and FTEs under any Research Candidate Plan, provided, however, that PIRS shall have the obligation to make available a similar level of resources and internal FTEs for each of the [***] as were set forth in the Research Candidate Plan for the First Approved SGEN Antibody Target attached hereto as Exhibit 4.1.2. Further notwithstanding, the Parties shall mutually agree the criteria for [***]. 3.4.2.3. JIPC. Decisions by the JIPC shall be by consensus, and any disputes shall be escalated to the JSC; and 3.4.3. Notwithstanding the foregoing, day-to-day operational level decisions concerning tasks or activities shall be made by the Party to which responsibility for such task or activity has been allocated under this Agreement; provided that such decisions are not inconsistent with the Research Candidate Plan or Co-Promotion Plan, as applicable, or the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 38 110719814v.2 express terms and conditions of this Agreement or the Co-Promotion Agreement. 3.5. Annual Reporting. In addition to the mutual information sharing as set forth in Section 2.5.2.2 via JSC meetings, SGEN shall provide PIRS a written annual report (in a format to be selected by SGEN, and reasonably acceptable to PIRS) no later than [***] days following the end of every Calendar Year summarizing SGEN’s Research, Development, Manufacturing, and Commercialization activities for every Collaboration Product, including general timelines with regard to any milestone events described in Section 7.6 expected to be achieved within [***] following such report (to the extent SGEN has such visibility). For each such applicable Collaboration Product, such written annual report shall include summary information (except for SGEN [***]) on: 3.5.1. Clinical Studies (including development phase, Indications, anticipated size and duration, primary endpoints, and top-line results, as available and applicable) that (a) have been conducted in the prior [***] months or (b) are intended to be conducted or Initiated in the next [***] months; 3.5.2. anticipated launch dates by country; 3.5.3. in the event of [***] successive Calendar Quarters of [***] of such Collaboration Product, [***] of promotional efforts that have been spent in the prior [***] months; and 3.5.4. activities and plans (if any) for such Collaboration Product in [***]. 3.6. For the avoidance of doubt, failure to meet the projected timelines for Clinical Studies and anticipated launch dates described in Section 3.5.1 and Section 3.5.2 above shall not, taken alone, constitute a failure by SGEN to exercise Commercially Reasonable Efforts in the Development and Commercialization of such Collaboration Products. 3.7. Working Groups. From time to time, a Committee may establish and delegate duties to sub-committees or teams (each, a “Working Group”) to oversee projects or activities within their respective authority. Each Working Group and its activities shall be subject to the oversight, review, and approval of, and shall report to, the Committee that established such Working Group. In no event shall the authority of any Working Group exceed that specified for the Committee under which such Working Group is established.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 39 110719814v.2 3.8. Alliance Managers. The Parties have previously appointed an alliance manager for such Party (each, an “Alliance Manager”) under the Original Agreement. Each Alliance Manager shall be a representative of the applicable Party in connection with this Agreement. The Alliance Managers shall (a) coordinate all contacts between the Parties regarding the activities contemplated by this Agreement, (b) facilitate all such activities hereunder, (c) be responsible for progressing the alliance activities, (d) ensure the orderly conduct of Committee meetings, (e) prepare and issue written minutes of each Committee meeting within [***] days thereafter accurately reflecting the discussions and decisions of such Committee meeting, and (f) otherwise facilitate communication and be the first line of dispute resolution between the Parties. The Alliance Managers shall have the right to attend all Committee meetings and shall be responsible for assisting the Co-Chair in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time shall be provided to the other Party. Each Party shall provide its Alliance Manager with sufficient resources for the Alliance Manager to perform his or her role under this Agreement. 3.9. Scope of Governance. Notwithstanding the creation of the Committees, each Party shall retain the rights, powers and discretion granted to it hereunder, and no Committee shall be delegated or vested with rights, powers, or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. No Committee shall have the power to amend or modify this Agreement, and no decision of any Committee shall be in contravention of any terms and conditions of this Agreement. The Alliance Managers shall not have any rights, powers or discretion except as expressly granted to the Alliance Managers hereunder, and in no event shall the Alliance Managers have any right or power to modify or amend this Agreement. It is understood and agreed that issues to be formally decided by any of the Committees are only those specific issues that are expressly provided in this Agreement to be decided by such Committee. 4. Research & Development 4.1. Research. On a Research Candidate-by-Research Candidate basis, during the Research Term, the Parties shall jointly collaborate to generate, evaluate and Research such Research Candidate (individually and collectively, the “Research Collaboration”). There will be up to [***] Research Candidates under this Agreement, [***] for each SGEN Building Block. 4.1.1. SGEN Antibody Target Nomination, Gatekeeping, and Target Swap.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 40 110719814v.2 4.1.1.1. Research Candidate Target Combinations. There will be up to [***]. There will be [***] SGEN Antibody Targets, not counting potential substitutions of Approved SGEN Antibody Targets in accordance with Section 4.1.1.4. All SGEN Antibody Targets shall be [***]. 4.1.1.2. First SGEN Antibody Target. The first SGEN Antibody Target had been defined in the Original Agreement and is listed in Exhibit 4.1.1.2 (the “First Approved SGEN Antibody Target”). 4.1.1.3. Second and Third SGEN Antibody Targets. SGEN shall nominate the second and third SGEN Antibody Targets (provided, that SGEN shall be obligated to nominate the [***] but shall not be obligated to nominate the [***]) by [***], or such other time period as unanimously decided by the JSC, in each case. Each SGEN Antibody Target will be nominated in accordance with the Target gatekeeping procedure as set forth in Section 4.1.1.5. The second SGEN Antibody Target clearing such procedures shall be the “Second Approved SGEN Antibody Target” and shall be added to Exhibit 4.1.1.3(a). The third SGEN Antibody Target clearing such procedures shall be the “Third Approved SGEN Antibody Target” and shall be added to Exhibit 4.1.1.3(b). 4.1.1.4. Target Swap. (a) SGEN shall have the right, [***], to [***] the [***] with a [***] time during the first [***] months of the applicable Research Term of the [***] Research Candidates that include such Second Approved SGEN Antibody Target, [***]. Any Target swap under this Section 4.1.1.4 shall be subject to the Target gatekeeping procedure as set forth in Section 4.1.1.5. Upon a successful swap, the replacement SGEN Antibody Target shall be referred to as the Second Approved SGEN Antibody Target. Upon a successful target swap, (i) SGEN shall immediately [***]. (b) The Target swap as set forth in Section 4.1.1.4(a) is referred to as an “Allowed Target Swap”. 4.1.1.5. Target Gatekeeping Procedure. (a) The Parties have previously entered into a tri-party agreement with the Gatekeeper. The Gatekeeper’s identity and contact information is set forth in Exhibit 4.1.1.5 (a).

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 41 110719814v.2 (b) SGEN shall submit its nomination for the second and any nomination for the third SGEN Antibody Target and for any Allowed Target Swap to the Gatekeeper in writing during the timeframes set forth in in Section 4.1.1.3, 4.1.1.4(a) or Section 4.1.1.5, as applicable. [***] pursuant to this Section 4.1.1.5, SGEN may submit up to [***]. The Gatekeeper shall, within [***] Business Days, provide SGEN and PIRS the [***] of proposed SGEN Antibody Targets that are [***] in the Research Collaboration (i.e., the [***] of such proposed Antibody Targets that do not appear on the Restricted Research Candidate Target List). SGEN may [***] up to [***] proposed SGEN Antibody Targets [***], provided that if the Gatekeeper reports that [***] of the proposed SGEN Antibody Targets are free for use in the Research Collaboration, then SGEN may submit up to [***] additional proposed SGEN Antibody Targets to the Gatekeeper for [***] as set forth herein. Furthermore, if there is at least [***] proposed SGEN Antibody Target free for use in the Research Collaboration, then SGEN shall submit from such list of [***] proposed SGEN Antibody Targets until one of them gets approved by the Gatekeeper. (c) The Gatekeeper shall, within [***] Business Days, notify SGEN whether such nominated SGEN Antibody Target is free for use in the Research Collaboration (i.e., such SGEN Antibody Target does not appear on the Restricted Research Candidate Target List), in which case it would become the Second Approved SGEN Antibody Target or the Third Approved SGEN Antibody Target, as applicable, as of the date of such notice. If the Target is free for use, the Gatekeeper shall also inform PIRS within such [***] Business Day period. (d) If the Gatekeeper declined a nominated SGEN Antibody Target because such Target appears on the Restricted Research Candidate Target Combination List, then SGEN may decide to (a) disclose such nominated SGEN Antibody Target to PIRS and discuss with PIRS in good faith whether and under what terms such nominated SGEN Antibody Target could be included in the Collaboration, or (b) nominate an alternative SGEN Antibody Target (provided, that SGEN shall be obligated to nominate an alternative for the [***] but shall not be obligated to nominate an alternative for the [***] SGEN Antibody Target) within [***] days of notification by the Gatekeeper with the process set forth in this Section 4.1.1.5 repeating. 4.1.2. Research Candidate Plan. 4.1.2.1. Research Candidate Plan. The Parties shall establish a Research plan for the [***] Research Candidates associated with a particular SGEN

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 42 110719814v.2 Antibody Target, which may be supplemented and amended from time to time by the JSC, as described in Section 3.1 (each, a “Research Candidate Plan”). Each Research Candidate Plan shall include a workplan and budget for the activities to be conducted by each Party for the Research Candidates during the applicable Research Term. The Parties shall endeavor to ensure that each Research Candidate Plan is at all times be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the biopharmaceutical industry. 4.1.2.2. First Approved SGEN Antibody Target Research Candidate Plan. The initial Research Candidate Plan for the Research Candidates that include the First Approved SGEN Antibody Target is attached hereto as Exhibit 4.1.2.2 (as a reference for future resource requirements for the Research Candidate Plans for the Second and Third Approved SGEN Antibody Target). 4.1.2.3. Second and Third Approved SGEN Antibody Target Research Candidate Plan. The Parties shall, within [***] days of notification by the Gatekeeper of the availability of a nominated SGEN Antibody Target for use in the Collaboration, prepare an initial Research Candidate Plan for the Second and Third Approved SGEN Antibody Target, as applicable, each of which shall be attached hereto as Exhibit 4.1.2.3(a) and Exhibit 4.1.2.3(b), respectively. The Parties shall discuss and agree in good faith the dates on which the work under each Research Candidate Plan will commence, taking into account resource availabilities of each Party, provided, however, that (i) work under the Research Candidate Plan for the Second Approved SGEN Antibody Target shall begin no later than [***] of availability of such Research Candidate Plan, and (ii) neither Party shall be obligated to commit resources to work under the Research Candidate Plan for the Third Approved SGEN Antibody Target until [***] months after work under the Research Candidate Plan for the Second Approved Antibody Target has been started (but each Party shall use Commercially Reasonable efforts to initiate work under such Research Candidate Plan as soon as feasible). In the event of an Approved Target Swap, a new Research Candidate Plan for the new Approved SGEN Antibody Target shall be prepared within [***] days of notification by the Gatekeeper of availability of a nominated SGEN Antibody Target for use in the Research Collaboration. 4.1.3. Research Term Collaboration Obligations. 4.1.3.1. Each Party shall provide to the other written reports regarding the progress and results of their activities under the Research Candidate Plan

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 43 110719814v.2 through the JSC. Each Party shall (and shall cause its Affiliates, subcontractors and consultants to) maintain complete and accurate records (in the form of technical notebooks and/or electronic files where appropriate) of all work conducted by it or on its behalf (including by its Affiliates, subcontractors, and consultants) under the Research Candidate Plan. Such records, including any electronic files, shall fully and properly reflect all work done and results achieved in sufficient detail and in a good scientific manner appropriate for patent and regulatory purposes. To the extent not already provided via the JSC, each Party shall have the right to review and receive a copy of such records maintained by the other Party (including its Affiliates, subcontractors, and consultants) at reasonable times, but no more than twice in any one Calendar Year, and to obtain access to source documents to the extent needed for patent and regulatory purposes or for other legal proceedings. 4.2. Research Funding. 4.2.1. In connection with PIRS’ Research and Manufacturing activities under the Research Candidate Plans, SGEN shall be responsible for all PIRS Out-of-Pocket Costs in an amount not to exceed [***] Dollars ($[***]) per Research Candidate Plan (such cap may be amended by mutual agreement) and PIRS internal FTE Costs in an amount not to exceed [***] Dollars ($[***]) in the aggregate (across all Research Candidate Plans). For the avoidance of doubt, PIRS shall not be obligated to (i) spend Out-of-Pocket Costs in excess of the above mentioned cap without written agreement by SGEN to cover such additional Out-of-Pocket Costs, and (ii) deploy more internal FTE resources than those included in the Research Candidate Plan for the First Approved SGEN Antibody Target (attached hereto as Exhibit 4.1.2) and similar levels of internal FTE resources for each of the Research Candidate Plans for the Second and Third Approved SGEN Antibody Target. 4.2.2. PIRS shall provide an invoice to SGEN within [***] days of the end of each Calendar Quarter setting forth the Out-of-Pocket Costs as well as PIRS internal FTE Costs expended in connection with PIRS’ activities under an approved Research Candidate Plan for each such Calendar Quarter; SGEN shall provide payment of such Costs to PIRS within [***] days of recipient of such invoice. 4.3. Collaboration Products and Additional Collaboration Products.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 44 110719814v.2 4.3.1. Collaboration Products. There will be up to [***] Collaboration Products, i.e., [***] for each SGEN Antibody Target, unless SGEN exercises [***] or more Additional Collaboration Product Option(s) pursuant to this Section 4.3, in which case there will be up to [***] Collaboration Products. 4.3.2. Additional Collaboration Product Option. Subject to the terms and conditions of this Section 4.3, SGEN shall have the option to add up to [***] additional Collaboration Products (each, an “Additional Collaboration Product”) to this Agreement by providing notice with respect to a Compound meeting the requirements of this Section 4.3 and during the time periods set forth in this Section 4.3 (such option the “Additional Collaboration Product Option”). 4.3.3. Identity of the Additional Collaboration Products. The Additional Collaboration Products shall each be a Compound which (i) is a Dormant Candidate, and (ii) for which PIRS has not already initiated a Competing Research Product as permitted under Section 9.2. 4.3.4. Additional Collaboration Product Option Exercise. 4.3.4.1. SGEN may exercise the Additional Product Option by providing written notice to PIRS identifying the Dormant Candidate for which SGEN seeks to exercise the Additional Collaboration Product Option (the “Additional Collaboration Product Option Exercise Notice”). 4.3.4.2. Within [***] days of receipt of the Additional Collaboration Product Option Exercise Notice, PIRS shall inform SGEN as to whether or not a Competing Research Candidate as described in Section 4.3.3 exists (as of the date of receipt of the Additional Collaboration Product Option Exercise Notice) and, if an authorized officer of PIRS certifies that there is such a Competing Research Candidate, SGEN shall not be permitted to designate that Dormant Candidate as an Additional Collaboration Product. 4.3.4.3. On the date of notice from PIRS that there is no Competing Research Candidate with respect to the Dormant Candidate, the applicable Dormant Candidate shall become an Additional Collaboration Product (the date of such notice, the “Additional Collaboration Product Effective Date”). As of the Additional Collaboration Product Effective Date, such Dormant Candidate shall be considered a Collaboration Product under this Agreement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 45 110719814v.2 4.3.5. Additional Collaboration Product Option Exercise Fee. With respect to each Additional Collaboration Product SGEN shall pay the [***] and the Additional Collaboration Product Option Exercise Fee set forth in Section 7.3 within [***] days of the Additional Collaboration Product Effective Date. 4.3.6. Additional Collaboration Product Diligence. If at any time there is more than one Collaboration Product that includes the [***], then Commercially Reasonable Efforts regarding the Development and Commercialization of such Collaboration Products will be determined for [***] Collaboration Products [***], meaning that if activities performed for [***] Collaboration Products are deemed to satisfy Commercially Reasonable Efforts for diligence, then the other Collaboration Product(s) shall [***] have been performed for such other Collaboration Product(s), provided, however, once a first Pivotal Clinical Study had been initiated for one of the Collaboration Products, then for each such other Collaboration Product (i) SGEN must initiate a [***] within [***] of completion of such first Pivotal Clinical Study, and (ii) thereafter, there cannot be a [***] conducted by SGEN for each such other Collaboration Product for a period of more than [***] years, provided that in each case the timeframe may be reasonably extended to account for one or more material delays outside of SGEN’s reasonable control due to a Regulatory Authority’s actions (or inaction), provided that SGEN shall provide sufficient documentation to PIRS to substantiate the basis for such material delay(s). In the event that SGEN fails to comply with either of the diligence obligations set forth in (i) and (ii) above, then such other Collaboration Product shall cease to be a Collaboration Product and as of the applicable time shall be deemed a [***]. For the purposes of this Section 4.3.6, “Significant Study” shall mean any GLP Tox Study or Clinical Study. 4.4. Development. 4.4.1. Generally. 4.4.1.1. Following [***], SGEN shall be responsible for all subsequent Research, Development and Commercialization of each Collaboration Product unless and until, where applicable, PIRS exercises a PIRS CoPro Option as described below with respect to the Detailing of one Collaboration Product in the CoPro Territory. SGEN shall be responsible for all costs associated with the Research, Development, Manufacture, and Commercialization of Collaboration Products, subject to the Co-Promotion Agreement, if any. Subject to the Co-Promotion Agreement, if any, in the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 46 110719814v.2 event that SGEN requests and PIRS agrees to perform activities for the Research, Development, Manufacture or Commercialization of a Collaboration Product, then [***]. 4.4.1.2. With respect to each Research Candidate for which SGEN has not paid the Go/No-Go Fee within [***] days of the conclusion of the Research Term for such Research Candidate, SGEN shall not Research, Develop, Manufacture, or Commercialize such Research Candidate (which will become a Dormant Candidate at such time) and all licenses from PIRS to SGEN with respect to such Dormant Candidate shall terminate (for clarity, once a Dormant Candidate becomes an Additional Collaboration Product then it shall be a Collaboration Product for purposes of the license grant under Section 2.1). Notwithstanding the foregoing, for so long as SGEN is Researching, Developing, Manufacturing or Commercializing a Collaboration Product with the same SGEN Building Block, then it shall be permitted to use Dormant Candidates comprising that SGEN Building Block, but only as an experimental control in in vitro or in vivo assays directed to the Development of a Collaboration Product including the same SGEN Building Block. 4.4.2. PIRS CoPro Option. 4.4.2.1. PIRS CoPro Option. PIRS shall have—and SGEN hereby grants to PIRS as of the Effective Date—the exclusive option (exercisable in PIRS’ sole discretion) to opt into co-promotion as set forth herein with respect to [***] Collaboration Product (the “PIRS CoPro Option”), which co- promotion shall consist of the right to provide [***] percent ([***]%) of the of the total number of Sales Representatives for the Detailing of the CoPro Product in the Co-Pro Territory. If PIRS exercises the PIRS CoPro Option in accordance with the procedure set forth below, then upon the PIRS CoPro Option Exercise Effective Date, the relevant Collaboration Product would then become a CoPro Product (and, for clarity, would remain a Collaboration Product). 4.4.2.2. PIRS CoPro Option Notice. Pursuant to the applicable guidelines set forth in Section 4.4.2.3, for applicable Collaboration Products, SGEN may or shall (depending on the Collaboration Product) issue a written notice (“Option Notice”) triggering a PIRS CoPro Option promptly following the [***] for the applicable Collaboration Product. If SGEN intends to issue an Option notice, on a rolling basis beginning [***] days prior to the anticipated [***] (such timepoint to be reasonably estimated by SGEN), to the extent not already provided to PIRS pursuant to

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 47 110719814v.2 Section 2.5.2.3 or otherwise, and as it becomes available, SGEN shall (with respect to the applicable Collaboration Product) provide to PIRS: (a) all Key Data for all Clinical Studies conducted prior to the [***] in the form then available (including the final CSR for Clinical Studies, for which it is available), (b) documentation of all substantive interactions with the FDA as well as material Regulatory Materials (e.g. the IND), (c) a written report on the market potential for such Collaboration Product in the CoPro Territory, including the competitive landscape with a form and content as decided by SGEN, but no less detailed than the report that SGEN has prepared for its internal use, (d) an estimate of the number of Sales Representatives required to Detail the Collaboration Product in the CoPro Territory, provided that such estimate shall not be binding but may serve as a basis for negotiating the Co-Promotion Agreement, and (e) a plan for the Collaboration Product outlining Pivotal Clinical Studies (beyond the first Pivotal Clinical Study) for the following [***] years that are aimed at obtaining Marketing Approval or expanding the label for such Collaboration Product in the CoPro Territory (the “CoPro Product Plan”). For clarity, SGEN will use Commercially Reasonable Efforts to provide any such information described in the preceding sentence during such [***] day period, and, at the latest, [***] the Option Notice; provided that SGEN will not be obliged to generate any such information solely for the purpose of complying with this Section. If an Option Notice is issued, PIRS must exercise a PIRS CoPro Option in writing within [***] Business Days following the later of (i) PIRS’ receipt of the Option Notice, and (ii) PIRS’ receipt of the data and information described in this Section 4.4.2.2 (a) - (e) above (the date of such written notice by PIRS being the “PIRS CoPro Option Exercise Effective Date”). 4.4.2.3. Option Notice Procedures. SGEN may, in its sole discretion, issue an Option Notice for the [***] Collaboration Product to reach the [***], but must (unless PIRS exercised a PIRS CoPro Option as to the [***] Collaboration Product) do so for the [***] Collaboration Product to reach the [***]. For clarity, (i) if SGEN issues an Option Notice for the [***] Collaboration Product to reach the [***] but PIRS does not exercise a PIRS CoPro Option, SGEN will be obligated to issue an Option Notice as to the [***] Collaboration Product to reach the [***] and (ii) if SGEN issues an Option Notice for the [***] Collaboration Product to reach the [***] but PIRS does not exercise a PIRS CoPro Option, SGEN shall not be obligated to issue an Option Notice as to the [***] Collaboration Product to reach the [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 48 110719814v.2 4.4.3. Regulatory Matters. 4.4.3.1. Ownership. SGEN will own all IND/IMPDs, BLAs, MAAs, Regulatory Approvals and Regulatory Materials, including any related regulatory documentation submitted to any Competent Authority, in the Territory with respect to any Collaboration Product. 4.4.4. Communications. 4.4.4.1. With respect to each Collaboration Product, within two (2) Business Days after receipt of any Health Authority Communications from a Competent Authority related to a Clinical Study hold or potential Clinical Study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Competent Authority, the recipient Party will provide the other Party, through its Alliance Manager, with a brief written description of the principal issues raised in such Health Authority Communication. 4.4.4.2. Meetings. Following the PIRS CoPro Option Exercise Effective Date, SGEN shall provide PIRS with reasonable advance notice of all formal meetings and teleconferences with the FDA and pertaining to a CoPro Product (other than meetings or teleconferences related to pricing approval), or with as much advance notice as practicable under the circumstances. SGEN shall use reasonable efforts to permit PIRS to have, at PIRS’ expense, mutually acceptable representatives attend as silent observers, such formal meetings and teleconferences with FDA pertaining to such CoPro Product. 4.4.4.3. Submissions. With respect to the CoPro Product, SGEN shall share with PIRS the relevant portions of the BLA for such CoPro Product, at SGEN’s reasonable discretion, in order for PIRS to review and consult SGEN on such BLA. 4.5. Subcontractors. Each Party will have the right to use its Affiliates or Third Parties to perform the Research, Development, Manufacturing, or Commercialization activities for the benefit of such Party under this Agreement; provided that: (a) such Party remains responsible for the work allocated to such Party hereunder (including under each Research Candidate Plan or Co-Promotion Plan) to the same extent it would if it had done such work itself; and (b) such Party will enter into a binding written agreement with each such Affiliate and/or Third Party, prior to commencing such activities, which agreement includes the following terms (i) the subcontractors undertake in writing obligations of confidentiality and non-use

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 49 110719814v.2 regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to Section 11 (except for a commercially reasonable term for confidentiality obligations), and (ii) such Party Controls all Intellectual Property Rights developed by the subcontractors in the course of performing any such work and owns all such intellectual property that is specifically related to, or otherwise necessary for Research, Development, Manufacture, or Commercialization of a Collaboration Product, which includes, prior to commencing any such activities, having such subcontractor execute an agreement licensing or assigning (or committing to sublicense or assign), as applicable, any inventions and related Intellectual Property Rights to the Party by whom they are employed or for whom they are providing services (or its designated Affiliate). Notwithstanding the foregoing in this Section 4.5, where the Third Party is an academic or academic institution, the Parties shall consider in good faith to agree to waive clause (ii); for all other Third Parties, the Parties must mutually consent to waive or limit clause (ii), such consent not to be unreasonably withheld. 5. Manufacturing 5.1. Research Candidate Supply. For each Research Candidate, PIRS shall be responsible for providing Initial Quantities of such Research Candidates under a mutually-agreed timeline and as set forth in the applicable Research Candidate Plan. PIRS shall also be responsible for providing additional quantities of such Research Candidate in a reasonable amount, as agreed by the JSC, during the first [***] months of the applicable Research Term. For avoidance of doubt, and subject to Section 4.2, SGEN shall be responsible for the FTE Costs and Out-of-Pocket Costs associated with providing such Initial Quantities or such additional quantities of the Research Candidates. For further avoidance of doubt, PIRS shall not be required to conduct any cell line development work, research cell bank or master cell bank generation activities and SGEN shall be responsible for such activities for each Research Candidate and Collaboration Product. 5.2. Collaboration Product Supply. Subject to the terms and conditions of this Agreement, SGEN shall be solely responsible, at its own expense, for the Manufacture and supply of any Collaboration Product. 6. Commercialization 6.1. Generally. Subject to the PIRS Co-Pro Option, SGEN shall be solely responsible for and have sole control over all aspects of the Commercialization of the Collaboration Products in the Territory, including planning and implementation, distribution, branding, promotion, booking of sales, pricing, reimbursement, and costs. Without limiting the foregoing, with respect to a CoPro Product, SGEN will

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 50 110719814v.2 have the sole right to determine (i) pricing and discounting for the Co-Pro Product in the CoPro Territory, and (ii) [***]. Notwithstanding the foregoing, [***]; provided that [***]. 6.2. CoPro Products. 6.2.1. Co-Promotion Agreement. Within [***] days after the PIRS CoPro Option Exercise Effective Date, if any, the Parties shall negotiate in good faith an agreement to define the Parties’ responsibilities with respect to Detailing the CoPro Product in the CoPro Territory (the “Co-Promotion Agreement”). Appended to the Co-Promotion Agreement shall be an initial plan setting forth (a) the activities to be performed by the Parties’ Sales Representatives with respect to Detailing the CoPro Product in or for the CoPro Territory, (b) a mechanism to ensure that the Parties hire and maintain Sales Representatives of sufficient number and expertise to permit the Parties to fully perform the activities allocated to them under this ARTICLE 6, including core job descriptions (e.g., responsibilities, core competencies, experience and other qualifications) of Sales Representatives, including the ability of SGEN to deploy additional Sales Representatives to the extent PIRS does not achieve such goal, a methodology for demonstrating proficiency, and time points at which progress against hiring goals will be measured, provided that such hiring plan shall be reasonably practicable taking into account the time between the [***] and the anticipated first Detailing of the CoPro Product in the CoPro Territory [***], (c) procedures for monitoring Sales Representatives in the CoPro Territory, and (d) training programs for such Sales Representatives (“Co-Promotion Plan”). The Co-Promotion Agreement shall include: 6.2.1.1. Size and Deployment of Sales Force. SGEN shall in its reasonable discretion determine the total size of the Sales Representative force for the Co-Pro Product in the CoPro Territory and the deployment of the Parties respective Sales Representatives; provided always that PIRS shall have the right to provide [***] percent ([***]%) of the total number of Sales Representatives in the CoPro Territory pursuant to Section 4.4.2.1. 6.2.1.2. Compliance. All activities conducted by Sales Representatives in the CoPro Territory shall be undertaken in accordance with (a) all applicable Laws and (b) the compliance practices, policies and procedures of SGEN; provided, however, that neither Party or its personnel will be required to undertake any obligation in connection with such activities to the extent that such Party reasonably believes in good faith that such

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 51 110719814v.2 activities violate or are reasonably likely to violate applicable Law or such Party’s written policies regarding the promotion of pharmaceutical products (and any such deviations made by a Party shall not be considered a material breach of this Agreement). Each Party agrees to make available to the other Party such information regarding its Sales Representatives and their activities in or for the CoPro Territory as may be provided in the Co- Promotion Plan or otherwise reasonably required in order for each Party to monitor compliance with this Agreement, the Co-Promotion Agreement and applicable Law. 6.2.1.3. Reimbursement. An obligation for SGEN to reimburse PIRS for its FTE Costs (to be defined in the Co-Promotion Agreement) at an FTE Rate (agreed in good faith and consistent with the market rate for sales representatives for similar products in the CoPro Territory, to be further defined in the Co-Promotion Agreement) for its Sales Representatives for activities allocable to the Detailing (or preparation thereof) of the CoPro Product in the CoPro Territory as of the PIRS CoPro Option Exercise Effective Date. 6.2.1.4. Training. All Sales Representatives performing Detailing for the CoPro Product in the CoPro Territory must complete, prior to performing such activities and on an ongoing basis, the applicable mandatory training program(s) developed by SGEN and described in the Co-Promotion Plan. SGEN shall develop such training at its sole cost and will reimburse PIRS for the costs associated with participation by PIRS Sales Representatives. 6.2.2. Promotional Materials. Each Parties’ Sales Representatives shall use only those Promotional Materials that have been prepared or otherwise approved by SGEN and all uses thereof shall be in accordance with usage and branding guidelines provided by SGEN. All Promotional Materials will be prepared at SGEN’s expense. 6.2.3. [***] 6.2.4. No Sublicensing or Subcontracting. Notwithstanding Section 4.5, but subject to Section 16.4, PIRS may not assign, sublicense or subcontract any of its rights or responsibilities allocated to PIRS Sales Representatives in the Co-Promotion Plan, in whole or in part, to any Third Party without SGI’s prior written consent.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 52 110719814v.2 6.2.5. Responsibility for Acts and Omission of Personnel. Each Party shall be solely responsible for: (a) the acts and omissions of its Sales Representatives, while performing any of the activities to be performed by such Party under this Agreement; and (b) all disciplinary, probationary and termination actions taken by it, as well as for the formulation, content, and for the dissemination (including content) of all human resources policies and rules (including written disciplinary, probationary and termination policies) applicable to any members of its personnel. Each Party shall comply with all Applicable Laws in the hiring, employment, and discharge of all members of its personnel. 6.2.6. Employment of Personnel. Without prejudice to the reimbursement of costs contemplated by Sections 6.2.1.3 and 6.2.1.4, each Party acknowledges and agrees that all matters of compensation, benefits and other terms of employment for all Sales Representatives of such Party are solely between such Party or its Affiliate and such individual. Each Party shall be solely responsible and liable for the payment of all compensation and benefits to its Sales Representatives, and each Party acknowledges and agrees that neither Party will maintain or procure any worker’s compensation, healthcare, or other insurance for or on behalf of the other Party or its personnel, all of which shall be the sole responsibility of the Party to which such person is employed or engaged. Without limiting the foregoing, a Party shall not be responsible to the other Party, or to any member of the other Party’s Sales Representatives, for any compensation, expense reimbursements, benefits, or payroll-related taxes or withholdings that may be imposed upon or be related to the performance by individuals employed or engaged by such other Party, all of which shall be the sole responsibility of the Party to which such person is employed or engaged, even if it is subsequently determined by any court or Government Authority that any such individual may be an employee or a common law employee of the other Party or any of its Affiliates, or is otherwise entitled to such payments and benefits. 6.2.7. Non-Compliance by Field Force. In the event that a Party has a reasonable basis for believing (i.e., based on evidence or other reasonable substantiation) that any personnel of the other Party or any of its Affiliates may have violated any applicable Law or failed to comply with this Agreement, the Co-Promotion Agreement or the Co-Promotion Plan, or is otherwise damaging relationships with any health care professional or health care organization, or the Co-Pro Product brand, in each case, in connection with activities performed by such personnel in the CoPro

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 53 110719814v.2 Territory pursuant to this Agreement, then such Party shall promptly notify the other Party in writing of such belief and the basis therefor. Following such notification and a reasonable opportunity to investigate the relevant facts, the Parties shall meet to discuss such belief and basis. The notified Party shall take such actions as are reasonable under the circumstances in response to the notifying Party's justified concerns, including, if necessary, excluding such individual from Co-Pro Product-related activities. For clarity, the foregoing shall not limit any rights or remedies of a Party hereunder. 6.2.8. Termination of U.S. Rights. PIRS may terminate its rights and activities with respect to the Co-Pro Product in the CoPro Territory under this ARTICLE 6 by providing SGEN at least [***] months' prior written notice, unless PIRS disagrees with SGEN’s level of emphasis of the Co-Pro Product as part of a Detail under Section 6.1, in which case only [***] prior written notice shall be required. Any such termination shall be with respect to PIRS' rights under this ARTICLE 6 in their entirety, and, for clarity, PIRS shall not have any additional PIRS CoPro Option with respect to any other Collaboration Product hereunder. 7. Payments & Royalties 7.1. Prior Fees. The Parties acknowledge that the one-time Technology Access Fee has been paid to Pieris in connection with execution of the Original Agreement. Such Technology Access Fee remains non-refundable pursuant to the Original Agreement and is not listed in this Agreement. 7.2. Combination Study Agreement. Concurrently with this Agreement, the Parties have entered into a combination study agreement (the “Combination Study Agreement” or “CSA”). The CSA is attached to this Agreement as Exhibit 7.2. 7.3. Share Purchase Agreement. Concurrently with this Agreement, the Parties have entered into a subscription agreement (the “Subscription Agreement”). The Subscription Agreement is attached to this Agreement as Exhibit 7.3. 7.4. Additional Collaboration Product Option Exercise Fee. On an Additional Collaboration Product-by-Additional Collaboration Product basis, SGEN shall pay the fee set forth below in Section 7.4.1, Section 7.4.2, or Section 7.4.3, as applicable, within [***] days following receipt of the corresponding invoice from PIRS after the Additional Collaboration Product Effective Date (the “Additional Collaboration Product Option Exercise Fee”). The Additional Collaboration

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 54 110719814v.2 Product Option Exercise Fee shall be a one-time, non-refundable, and non- creditable lump sum payment. 7.4.1. The Additional Collaboration Product Option Exercise Fee for the [***] Additional Collaboration Product shall be [***] Dollars ($[***]). 7.4.2. The Additional Collaboration Product Option Exercise Fee for the [***] Additional Collaboration Product shall be [***] Dollars ($[***]). 7.4.3. The Additional Collaboration Product Option Exercise Fee for the [***] Additional Collaboration Product shall be [***] Dollars ($[***]). 7.5. Go/No-Go Fee for Additional Collaboration Products. For avoidance of a doubt, on an Additional Collaboration Product-by-Additional Collaboration Product basis, SGEN shall pay to PIRS the Go/No-Go Fee in addition to the Additional Collaboration Product Option Exercise Fee. The Go/No-Go Fee with respect to each Additional Collaboration Product shall be due at the same time as the Additional Collaboration Product Option Exercise Fee. 7.6. Development and Regulatory Milestones. In partial consideration for the rights granted under this Agreement regarding the Collaboration Products, in each case upon initial achievement of the applicable milestone by or on behalf of SGEN or its Sublicensees for each Collaboration Product, SGEN will pay PIRS the corresponding non-refundable (subject to Section 4.4.2.2.) and non-creditable lump sum payments set forth below. [***] Payment Amount [***] [***] [***] [***] [***] Dollars ($[***]) [***] [***] [***] [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***])

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 55 110719814v.2 [***] Payment Amount [***] [***] [***] [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) Maximum Total [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) 7.7. Marketing Approval in Europe. Notwithstanding the above, with respect to each [***] or [***], whichever comes earlier. 7.8. Skipped Development and Regulatory Milestones. If any of the above development and regulatory milestones are skipped (i.e. a later milestone payment is payable before an earlier milestone payment in the same jurisdiction, if applicable), or if Marketing Approval is achieved in any jurisdiction with respect to a Collaboration Product without all of the preceding milestone payments applicable to such Product in such jurisdiction, if applicable, having been achieved, then the skipped milestone(s) will be deemed to have been achieved upon the achievement of the subsequent milestone or upon Marketing Approval, as applicable. 7.9. Sales Milestones. On a Collaboration Product-by-Collaboration Product basis, as partial consideration for the rights granted hereunder regarding such Collaboration Product, SGEN shall make the non-refundable, non-creditable, one-time sales milestone payments to PIRS based upon achievement of the following worldwide annual Calendar Year cumulative Royalty Bearing Net Sales for each such Collaboration Product. Annual Calendar Year - Royalty Bearing Net Sales Threshold Payment First equal or exceeding [***] Dollars ($[***]) [***] Dollars ($[***]) First equal or exceeding [***] Dollars ($[***]) [***] Dollars ($[***]) First equal or exceeding [***] Dollars ($[***]) [***] Dollars ($[***]) Maximum Total [***] Dollars ($[***]) For clarity, one or more of the above sales milestones may be achieved during the same Calendar Year. 7.10. Royalties.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 56 110719814v.2 7.10.1. Collaboration Product Royalties. On a Collaboration Product-by- Collaboration Product basis, as partial consideration for the rights granted hereunder regarding such Collaboration Product (including any Collaboration Product that is a CoPro Product), during the Royalty Term for each such Collaboration Product, SGEN shall pay PIRS royalties equal to the following percentages of the Royalty Bearing Net Sales of such Collaboration Product in a Calendar Year in the Territory (“Collaboration Product Royalties”). Annual Calendar Year Royalty Bearing Net Sales Royalty Rates Owed by SGEN Portion of Royalty Bearing Net Sales up to and including [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Royalty Bearing Net Sales greater than [***] Dollars ($[***]) to and including [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Royalty Bearing Net Sales greater than [***] Dollars ($[***]) up to and including [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Royalty Bearing Net Sales greater than [***] Dollars ($[***]) [***] Percent ([***]%) 7.10.2. Additional CoPro Product Royalties. For the CoPro Product (and not any other Collaboration Product), as partial consideration for the rights granted hereunder regarding such CoPro Product and in addition to the royalties set forth above in Section 7.10.1 for such CoPro Product, for as long as PIRS Sales Representatives are Detailing such CoPro Product in the CoPro Territory in accordance with the Co-Promotion Agreement, SGEN shall pay PIRS royalties equal to the following percentages of the Royalty Bearing Net Sales of such CoPro Product in a Calendar Year in the CoPro Territory (“Additional CoPro Product Royalties”). Annual Calendar Year Royalty Bearing Net Sales In the CoPro Territory Incremental Royalty Rates Owed by SGEN Portion of Royalty Bearing Net Sales in the CoPro Territory up to and including [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Royalty Bearing Net Sales in the CoPro Territory greater than [***] Dollars ($[***]) to and including [***] Dollars ($[***]) [***] Percent ([***]%)

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 57 110719814v.2 Portion of Royalty Bearing Net Sales in the CoPro Territory greater than [***] Dollars ($[***]) [***] Percent ([***]%) 8. Royalty Adjustments, Payment Terms & Reconciliation 8.1. Royalty Adjustments. 8.1.1. Biosimilar Drug Competition. Subject to Section 8.1.3, if in any Calendar Quarter total sales of any Biosimilar(s) of a Collaboration Product in any country reaches more than [***] percent ([***]%) in units of the total sales of the applicable Collaboration Product and the Biosimilar(s) in such country, then the Royalties payable to PIRS for such Collaboration Product in such country for such Calendar Quarter shall be reduced by [***] percent ([***]%) of the amount otherwise payable hereunder. Notwithstanding the foregoing, in the event of Biosimilar sales that are later enjoined by a court or otherwise halted (such as on the basis of patent or regulatory exclusivity), then subsequent Royalties shall be restored to the level otherwise contemplated under this Agreement. 8.1.2. Third Party Licenses. If it is necessary for SGEN to license one or more Patent Rights from one or more Third Parties in order to Develop, Manufacture or Commercialize the Anticalin Building Block of any Collaboration Product (but excluding Patents owned or Controlled by a Third Party service provider selected by SGEN, such as a CMO, and Patents related to any aspect or use of the Antibody Building Block) whether directly or through any Affiliate or Sublicensee, in the Territory, then SGEN may negotiate and obtain a license under such Patent Right(s) (each such Third Party license referred to herein as a “Third Party License”). If any royalty payments are due to a Third Party pursuant to a Third Party License or in the context of proceedings brought by any Third Party alleging that one or more Patent Rights of such Third Party is infringed by the Development, Manufacture, Commercialization or use of the Anticalin Building Block of any Collaboration Product in the Field under this Agreement, then subject to Section 8.1.3, SGEN may deduct [***] percent ([***]%) of such payment(s) from the Royalties associated with such Collaboration Product otherwise payable under Section 7.10, but in no event shall Royalties be reduced by greater than [***] percent ([***]%) under this Section 8.1.2. For avoidance of doubt, SGEN shall be responsible for any Third Party license payments associated with a SGEN Antibody Target or a SGEN Building Block, without any reduction of the Royalties payable to PIRS under Section 7.10. For avoidance of doubt, nothing this Section 8.1.2

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 58 110719814v.2 precludes SGEN from negotiating and obtaining any licensee it deems necessary or desirable in connection with any Collaboration Product. 8.1.3. Maximum Deduction. Notwithstanding anything to the contrary herein, under no circumstances shall the combined effect of all reductions to the Royalties permitted under Section 8.1.1 and Section 8.1.2, on a country-by-country and Collaboration Product-by-Collaboration Product basis, reduce the effective Royalties payable by SGEN to PIRS under this Agreement for any Calendar Quarter below [***] percent ([***]%) of the Royalties that would otherwise be payable pursuant to Section 7.10, as applicable, for such Collaboration Product in such country. 8.2. Sales Payment Reports and Royalty Payments. After the First Commercial Sale by the Seller of a Collaboration Product requiring the payments due to PIRS pursuant to Section 7 and ending, on a Collaboration Product-by-Collaboration Product basis, following the last to expire Royalty Term with respect to such Collaboration Product, SGEN shall send to PIRS within [***] days after the end of each Calendar Quarter (a) a written report which shall state, for the previous Calendar Quarter, on a country-by-country and Collaboration Product-by-Collaboration Product basis, the description of the Collaboration Product sold, the corresponding amount of gross sales of Collaboration Products, an itemized calculation of Net Sales showing deductions provided for in the definition of Net Sales and the calculation of any milestones fees and Royalties due, including any reductions made in accordance with this Agreement, as well as the exchange rate for such country, and (b) payment (in Dollars) of all royalty payments due to PIRS hereunder for such Calendar Quarter. 8.3. Payment Terms. 8.3.1. Generally. All payments made by a Party under this Agreement (“Paying Party”) shall be made in immediately available funds by wire transfer to such bank and account as may be designated from time to time by the other Party. Except as otherwise set forth herein, all other payments due under this Agreement will be paid within [***] days following receipt of an invoice requesting such payment. All invoices provided to the Paying Party hereunder shall include the other Party’s bank details, the contact name for issue resolution and will be marked for the attention of the Alliance Manager. 8.3.2. Late Payments. Interest shall accrue on any late payment of fees owed to a Party not made on the date such payment is due, at an annual interest rate equal to the [***] percent ([***]%) above LIBOR per annum

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 59 110719814v.2 or the maximum applicable legal rate, if less, calculated on the total number of days such payment is delinquent. 8.3.3. Taxes and Withholding. All payments under this Agreement shall be made without any deduction or withholding for or on account of any tax, except as set forth in this Section 8.3.3. The Parties agree to cooperate with one another and use reasonable efforts to minimize under applicable Law obligations for any and all income or other taxes required by applicable Law to be withheld or deducted from any of the royalty and other payments made by or on behalf of the Paying Party hereunder (“Withholding Taxes”). The Paying Party shall, if required by applicable Law, deduct from any amounts that it is required to pay to the other Party hereunder an amount equal to such Withholding Taxes. Such Withholding Taxes shall be paid to the proper taxing authority for such other Party’s account and, if available, evidence of such payment shall be secured and sent to the other Party within [***] days of such payment. The Paying Party shall, at the other Party’s sole cost and expense, as mutually agreed by the Parties, do all such lawful acts and things, and sign all such lawful deeds and documents as such other Party may reasonably request to enable such other Party to avail itself of any applicable legal provision or any double taxation treaties with the goal of paying the sums due to such other Party hereunder without deducting any Withholding Taxes. 8.3.4. Conversions. With respect to amounts required to be converted into another currency for calculation of the Net Sales amount and the Royalty payments, such amount shall be converted using a rate of exchange which corresponds to the rate used by SGEN or PIRS, as applicable, for conversion between the relative currencies for its reporting period in its books and records that are maintained in accordance with Accounting Standards, as applicable, for its external reporting. 8.4. Record and Audit. 8.4.1. Generally. Each Party shall keep complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement (including, for avoidance of doubt, Third Party license payments). Such books and records shall be kept at the principal place of business of each Party, as the case may be, for at least [***] years (or such longer period as required by applicable Law) following the end of the Calendar Year to which they pertain (the “Audited Party”) shall make such account and records available, on reasonable notice sent by the other Party (the “Auditing Party”), for inspection during normal business hours,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 60 110719814v.2 with not less than [***] Business Days’ advance written notice, by an independent certified public accounting firm nominated by such and reasonably acceptable for the Audited Party, for the purpose of verifying the accuracy of any statement or report given by the Audited Party and to verify the accuracy of the payments due hereunder for any Calendar Year. Such auditor shall advise the Parties simultaneously promptly upon its completion of its audit whether or not the payments due hereunder have been accurately recorded, calculated, and reported, and, if not, then the amount of such discrepancy. A Party’s financial records with respect to a given period of time shall only be subject to [***] audit per Calendar Year except in the case of willful misconduct or fraud. The Auditing Party’s right to perform an audit pertaining to any Calendar Year shall expire [***] years after the end of such Calendar Year. The auditor shall be required to keep confidential all information learned during any such inspection, and to disclose to the Auditing Party only such details as may be necessary to report the accuracy of the Audited Party’s statement or report. The Auditing Party shall be responsible for the auditor’s costs, unless the auditor certifies that there was a variation or error of underpayment or overpayment of Shared Costs by the Auditing Party exceeding [***] percent ([***]%) of the amount stated for any period covered by the inspection, in which case all reasonable costs relating to the inspection for such period shall be borne by the Audited Party. If such accounting firm correctly identifies a discrepancy made during such period, any unpaid amounts or overpaid amounts that are discovered shall be paid/refunded promptly but in any event within [***] days of the date of delivery of such accounting firm’s written report so correctly concluding, or as otherwise agreed upon by the Parties. 9. Diligence & Exclusivity 9.1. Diligence Obligation. 9.1.1. Generally. PIRS and SGEN shall use Commercially Reasonable Efforts to perform their respective activities contemplated by this Agreement with respect to the subject matter hereof, including but not limited to any activities under the then-current Research Candidate Plan, CoPro Product Plan, and any other plans or tasks approved by a Committee. 9.1.2. SGEN. 9.1.2.1. Generally. SGEN shall use Commercially Reasonable Efforts to Research and Develop each Research Candidate to achieve the [***]. SGEN shall further use Commercially Reasonable Efforts to Develop and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 61 110719814v.2 Commercialize each (subject to Section 4.3.6) Collaboration Product in the Field, including Commercialization activities (such as booking sales) for each Collaboration Product Commercialized in the Territory. In particular, SGEN shall use Commercially Reasonable Efforts to Commercialize each Collaboration Product in the following: each [***] and the [***]. 9.1.2.2. Collaboration Products. (a) IND/IMPD Filing. For each Collaboration Product, SGEN shall file an IND/IMPD no later than [***] years after the [***] for such Collaboration Product. In the event of one or more material delays outside of SGEN’s reasonable control (e.g., for technical, including manufacturing, scientific or regulatory reasons), then such [***] year period shall be reasonably extended to account for such delay(s), provided that SGEN shall provide sufficient documentation to PIRS to substantiate the basis for the material delay(s). (b) Ongoing Clinical Studies. For each Collaboration Product, there shall not be a period of longer than [***] year during which there is no ongoing Clinical Study being conducted by SGEN for such Collaboration Product. In the event of one or more material delays outside of SGEN’s reasonable control (e.g., for technical, including manufacturing, scientific or regulatory reasons), then such [***] year period shall be reasonably extended to account for such delay(s), provided that SGEN shall provide sufficient documentation to PIRS to substantiate the basis for the material delay(s). (c) Remediation Plan. Notwithstanding anything to the contrary in this Section 9.1.2.2, if SGEN believes it will be unable to meet the timelines set forth under Section 9.2.1.2(a) or Section 9.2.1.2(b) above (as may be extended as set forth in such Sections), SGEN may notify PIRS of such belief, which notice shall contain a reasonably detailed explanation of the relevant facts and will include in reasonable detail, specific steps that SGEN will take to remedy the diligence failure within [***] year of the deadlines set forth under Section 9.2.1.2(a) or Section 9.2.1.2(b) above (as may be extended as set forth in such Sections), including a timeline for submitting an IND/IMPD or resuming Clinical Studies, as applicable (each a “Remediation Plan”), which Remediation Plan may be updated (but for clarity, not further extended) from time to time. SGEN shall use Commercially Reasonably Efforts to promptly carry out the Remediation Plan.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 62 110719814v.2 (d) Failure to Implement. Notwithstanding anything to the contrary in this Section 9.1.2.2, if SGEN fails to implement a Remediation Plan (including failing to meet a specified deadline contained therein for submitting an IND/IMPD or resuming Clinical Studies), as determined by the JSC, then, solely with respect to the applicable Collaboration Product, SGEN shall be required to terminate for convenience pursuant to Section 15.2.3 effective immediately. Notwithstanding Section 3.4.2, in the event the JSC cannot reach agreement as to whether SGEN has failed to implement a Remediation Plan, then such dispute shall be escalated to the Senior Executives followed by accelerated dispute resolution pursuant to Section 16.2.2 if the Senior Executives cannot resolve the issue within [***] days upon referral. 9.1.3. PIRS. PIRS shall use Commercially Reasonable Efforts to Research each Research Candidate. PIRS shall use Commercially Reasonable Efforts to conduct the activities allocated to PIRS Sales Representatives in the Co- Promotion Plan. 9.2. Non-Compete. 9.2.1. Research Candidate Exclusivity. On a Research Candidate-by- Research Candidate basis, during the Research Term with respect to such Research Candidate, each Party covenants not to Research, Develop, Manufacture, itself or with its Affiliate or any Third Party, a Competing Research Product with respect to such Research Candidate anywhere in the world except as expressly permitted under this Agreement. 9.2.1.1. [***] 9.2.1.2. Third Party Interest in Competing Research Product. Notwithstanding Section 9.2.1.1 above, and provided that no Joint IP, SGEN IP, SGEN Confidential Information, or other Data generated in connection with activities hereunder (but excluding Data that relates solely to the PIRS Building Block in the applicable Dormant Candidate) is used, PIRS may Research, Develop, Manufacture or Commercialize a Competing Research Product: (a) immediately with respect to a Dormant Candidate if the Competing Research Product is initiated or requested by a [***] the applicable Research Candidate became a Dormant Candidate; or

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 63 110719814v.2 (b) [***] months after the date the applicable Research Candidate became a Dormant Candidate if a [***], regardless of whether or not such [***] at the end of the applicable Research Term. 9.2.2. In the event that PIRS initiates the Research or Development of a Competing Research Product pursuant to Section 9.2.1.2, then PIRS shall provide written notice to SGEN within [***] days of such initiation, identifying the Target pairs of such Competing Research Product. As of the date of SGEN’s receipt of such notice, SGEN shall also be permitted to Research, Develop, Manufacture, or Commercialize a Competing Research Product specific for the same Target pairs. Neither Party will have any further obligation to the other under this Agreement in connection with any Competing Research Product permitted under this Section 9.2.2, provided that SGEN uses no PIRS IP or PIRS Confidential Information (unless such PIRS Confidential Information is or becomes excluded pursuant to Section 11.4) and PIRS uses no SGEN IP or SGEN Confidential Information (unless such SGEN Confidential Information is or becomes excluded pursuant to Section 11.4) to Research, Develop, Manufacture or Commercialize such a Competing Research Product. 9.2.3. Dormant Candidate Forbearance. Neither Party shall be permitted to Research, Develop, Manufacture or Commercialize any Dormant Candidate. 9.2.4. Collaboration Product Exclusivity. On a Collaboration Product-by- Collaboration Product basis, during the Term, each Party covenants not to Research, Develop, Manufacture or Commercialize, itself or with any Third Party, any Competing Collaboration Product anywhere in the world except as expressly permitted under this Agreement, provided, however, that, after the [***] of a Collaboration Product, [***] will be permitted to begin Researching, Developing and Manufacturing Competing Collaboration Products for such Collaboration Product as part of customary lifecycle management. 9.2.5. Multispecific Products. If PIRS or SGEN (whether alone or with a Third Party) wish to Research, Develop, Manufacture or Commercialize a product, which product is not a Compound, Competing Research Product, or Competing Collaboration Product, and if such product binds to and modulates all of the same [***], in good faith, an amendment to include such product in this Agreement, at terms, including up-front financial terms, to be mutually agreed by the Parties in good faith.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 64 110719814v.2 9.3. Effect of Acquisition. Notwithstanding Section 9.2, each Party acknowledges that the other Party (the “Concerned Party”) may be acquired or merge with a Third Party or acquire a Third Party during the Term of this Agreement (such transaction, an “Acquisition Transaction”, and such Third Party, the “Acquiror” or “Acquiree”). In such event, if the Acquiror or Acquiree (or a Third Party that is an Affiliate of such Acquiror or Acquiree prior to and following the date of such Acquisition Transaction) was Researching, Developing, Manufacturing or Commercializing one or more Competing Research Product(s) or Competing Collaboration Products prior to the closing of such Acquisition Transaction (each an “Acquired Competing Product”), subject to the Concerned Party’s compliance with this Section 9.3, such Concerned Party shall be deemed not to be in breach of Section 9.2: 9.3.1. if it Divests to a Third Party or permanently discontinues the Research, Development, Manufacture, and Commercialization of the Acquired Competing Product within [***] months after the closing of the Acquisition Transaction; 9.3.2. if the Parties agree to contribute the Acquired Competing Product to the collaboration between the Parties on terms and conditions to be negotiated in good faith and that are mutually acceptable to the Parties, each in its respective sole discretion, with such agreement, if any, to be reflected in an amendment to this Agreement or a separate agreement to be entered into by and between the Parties within [***] months after the closing of the Acquisition Transaction; or 9.3.3. if it requires that, the Acquiror (or Acquiree) and its Affiliates existing as of the date of the Acquisition Transaction (excluding the Concerned Party and its Affiliates) continue to Research and Develop (including Manufacture thereof solely for such Development purposes) such Acquired Competing Product without the participation or use of assets (including employees) owned or employed by the Concerned Party prior to the Acquisition Transaction, provided that, in the event the Concerned Party elects to proceed in accordance with this Section 9.3.3 no later than [***] months following the completion of the first [***] for such Product, and in any event and under all circumstances prior to any Commercialization of such Acquired Competing Product anywhere in the world, the Concerned Party shall elect, and shall complete, one of the options set forth in the foregoing Section 9.3.1, and Section 9.3.2 above with respect either to the Acquired Competing Product (i.e., if the Concerned Party elects Section 9.3.1 or Section 9.3.2) or the Compound corresponding thereto, as

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 65 110719814v.2 applicable. For clarity, any Commercialization of the Acquired Competing Product anywhere in the world (except as expressly contemplated by this Section 9.3) shall be deemed a breach of Section 9.2 by the Concerned Party. 9.3.4. For avoidance of doubt, Divestiture of the Acquired Competing Product in accordance with Section 9.3.1 shall not constitute Commercialization of the Acquired Competing Product for purposes of Section 9.3.3. Further, if the Parties are unable to agree on the terms under which the Concerned Party may contribute the Acquired Competing Product to the collaboration in accordance with Section 9.3.2, the Concerned Party must still make an election (i.e., Section 9.3.1 or Section 9.3.2). 9.3.5. [***] 9.3.6. For purposes of this Section 9.3: 9.3.6.1. The term “Divest” or “Divestiture” means, with respect to an Acquired Competing Product, the sale, exclusive (even with respect to a Party and its Affiliates) license, or other delegation, assignment or transfer by a Party or its Affiliates of all of their respective Development and Commercialization rights or obligations with respect to such compound or product to a Third Party without the retention or reservation of any commercialization interest or participation rights (other than solely an economic interest or the right to enforce customary terms and conditions contained in the relevant agreements effectuating such Divestiture, including rights of access and review in connection therewith). 9.3.6.2. With respect to Section 9.3.3 and Section 9.3.5, the acquired or acquiring Party and its Affiliates (including the Acquiror or Acquiree and their respective Affiliates) will adopt reasonable procedures (which include appropriate administrative, physical and technical safeguards, including underlying operating system and network security controls and other firewalls) to prevent the disclosure of (1) all Confidential Information of the other Party, (2) all PIRS IP, SGEN IP and Joint IP, and (3) all other information (including Know-How) with respect to the Research, Development, Manufacture, or Commercialization of Compounds (including any Research Candidate Plans ), including any structures of any such item and any Data generated in connection with activities hereunder (collectively, the “Sensitive Information”) by such acquired or acquiring Party’s and its Affiliates’ and Sublicensees’ or subcontractors’ employees,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 66 110719814v.2 agents or independent contractors who actively work under this Agreement and who do not work on any Acquired Competing Program, which procedures will include reasonable restrictions on the scope of any Sensitive Information required to be provided by the other Party. For clarity, the foregoing will not apply to any Sensitive Information that is not treated as Confidential Information hereunder. Pending the election of Section 9.3.1 to Section 9.3.3, or as long as Section 9.3.5 applies, the Non-Concerned Party shall be released from its governance and reporting obligations to the Concerned Party with respect to the Development and Commercialization of the applicable Collaboration Product (other than pursuant to Section 8.2). 10. Intellectual Property 10.1. Ownership. 10.1.1. Background & Other IP Ownership . Subject to Section 10.1.2, as between the Parties, all Know-How and Intellectual Property Rights Controlled by a Party prior to the Effective Date or developed separate and apart from this Agreement or the Original Agreement after the Effective Date, shall be deemed owned by the Party Controlling such Know-How and Intellectual Property Rights. 10.1.2. Building Block IP and PIRS Platform Improvement IP Ownership. 10.1.2.1. Building Blocks. A Party’s Building Blocks, together with the Party’s respective Building Block IP (including, for avoidance of doubt, improvements) in-licensed by a Party or generated by employees, agents, or independent contractors of either Party or its Affiliates in the course of performing activities under this Agreement or the Original Agreement, shall be solely owned by the Party which initially contributed or in-licensed such Building Block, subject to any rights and licenses granted herein. For clarity, the foregoing ownership shall be afforded regardless of whether such respective Building Block IP would otherwise constitute Joint IP under this Agreement and the Original Agreement. Each Party, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party all its right, title, and interest in and to the other Party’s respective Building Block IP generated by employees, agents, independent contractors or consultants of such Party or its Affiliates in the course of performing activities under this Agreement or the Original Agreement, and will cooperate, and will cause its and its Affiliates’ respective employees, agents, and contractors to cooperate, with the other Party to effectuate and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 67 110719814v.2 perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership. 10.1.2.2. PIRS Platform Improvement IP. PIRS Platform Improvement IP shall be solely owned by PIRS. SGEN, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to PIRS all its right, title, and interest in and to any PIRS Platform Improvement IP. SGEN will cooperate, and will cause its and its Affiliates’ respective employees, agents, and contractors to cooperate, with PIRS to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership. For clarity, no right is granted to SGEN under this Agreement with respect to the PIRS Platform Improvement IP. 10.1.3. Foreground IP. 10.1.3.1. SGEN IP Ownership. Except for (i) PIRS Building Block IP, (ii) PIRS Platform IP, (iii) PIRS Platform Improvement IP, and (iv) Joint IP, any invention conceived and reduced to practice, or Know-How generated solely by employees, agents, or independent contractors of SGEN under this Agreement or the Original Agreement, together with all Intellectual Property Rights therein, shall be owned by SGEN (any such Patent Rights therein, the “SGEN Compound Specific Patents”). 10.1.3.2. Joint IP. Joint IP shall be owned jointly by the Parties and each Party shall have an equal and undivided right therein. 10.1.3.3. Right to Exploit Joint IP. Subject to and except as otherwise provided in this Agreement, including with respect to the licenses granted to the Parties under Article 1.220 with respect to the Compounds, the non- compete obligation in Section 9.2, and the allocation of ownership of certain rights under Section 10.1, each Party shall have the right to freely sell, assign, license, encumber, and otherwise exploit Joint IP without consent of or notice or accounting to the other Party, including the development and commercialization, alone or with one or more Third Parties, of products that modulate immune cell activity for the treatment of cancer. 10.2. Patent Prosecution.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 68 110719814v.2 10.2.1. General. Except as otherwise set forth in this Section 10.2, each Party will have the sole responsibility, at such Party’s sole discretion and sole expense, to prepare, file, prosecute and maintain, in such Party’s name, all Patent Rights owned or Controlled by such Party, including without limitation, that PIRS shall have such rights with respect to all Patent Rights within the PIRS Platform IP and PIRS Platform Improvement IP. 10.2.2. Joint Patent Filings. Subject to Section 10.2.4, PIRS and SGEN shall collaborate to prepare the patent application(s) for the Joint Patents, subject to both Parties’ review and approval. Such Patents shall be filed jointly in the name of, and shall be owned jointly by, the Parties and each Party shall have an equal and undivided right therein. SGEN shall be responsible for the filing, prosecution and maintenance of such Patents throughout the world. All costs and expenses of filing, prosecuting, and maintaining such Patent Rights shall be borne by SGEN. SGEN will provide PIRS copies of all substantive filings and documents related to the prosecution and maintenance of such Patents Rights, sufficient opportunity to review and comment on any prosecution and maintenance activity regarding such Patent Rights, and will consider in good faith timely comments from PIRS thereon. If SGEN determines to abandon or not maintain any such Patent Rights, it shall provide PIRS with prior written notice of such determination at least [***] days before any loss of rights would occur with respect to such Patent Rights in any applicable patent office or patent granting authority and PIRS shall then have the right to assume the right to prosecute and maintain such Patent Rights at its sole discretion and expense. 10.2.3. SGEN Compound Specific Patent Filings. SGEN shall have the sole responsibility, at SGEN’s sole discretion and sole expense, to prepare, file, prosecute and maintain, in SGEN’s name, all SGEN Compound Specific Patents, except to the extent that such filing contains PIRS Confidential Information, in which case SGEN must obtain the advance written consent of PIRS prior to filing such SGEN Compound Specific Patent. If SGEN determines to abandon or not maintain any SGEN Compound Specific Patent that Covers a Compound, SGEN shall provide PIRS with prior written notice of such determination at least [***] days before any loss of rights would occur with respect to such Patent Rights, and PIRS shall have the right to prosecute and maintain such Patent Rights in SGEN’s name, and the cost of any such prosecution and maintenance shall be borne by PIRS.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 69 110719814v.2 10.2.4. Other Joint Patents. To the extent any Joint Patent is not related to a Compound, or Covers an Antibody-Anticalin Protein fusion molecule that is not a Compound, then the Parties shall discuss in good faith the sharing of responsibilities and costs in connection with the filing, prosecution and maintenance of such IP. In the absence of agreement, Section 10.2.2 shall apply mutatis mutandis to any such Patents. 10.2.5. Building Block Patents. Each Party will have the sole responsibility, at such Party’s sole discretion and sole expense, to prepare, file, prosecute, maintain, or abandon, in such Party’s name, all Patent Rights within such Party’s respective Building Block IP. Each Party will, through the JIPC, consult with the other Party regarding its strategy for the prosecution and maintenance of all such Patent Rights, and shall consider in good faith the other Party’s comments regarding the same. Each Party will provide the other copies of all substantive filings and documents related to the prosecution and maintenance of such Patents Rights. Each Party will provide the other sufficient opportunity to review and comment on any prosecution and maintenance activity regarding such Patent Rights. For the avoidance of doubt, each Party shall furnish to the other Party its anticipated filing dates for any such Patents Rights as are relevant to a Compound in a timely matter to reasonably enable coordination between the Parties regarding the same. The Controlling Party will consider in good faith timely comments from the non-Controlling Party thereon. 10.2.6. Reasonable Assistance. Each Party will use reasonable efforts to make available to the other its authorized attorneys, agents, or representatives, or such of its employees as are reasonably necessary to assist the other Party in exercising its rights described under this Section 10.2. Each Party will sign, or will use reasonable efforts to have signed, all legal documents as are reasonably necessary to prosecute and maintain Patents in accordance with this Section 10.2. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts described above in this Section 10.2, including providing any necessary powers of attorney, oaths, declarations, assignments, and executing any other required documents or instruments for such prosecution. 10.2.7. No Adverse Action. SGEN shall in good faith seek to avoid any action in the prosecution of the Joint Patents pursuant to this Agreement that would have a material adverse impact on any Patent Rights within the PIRS Building Block IP, the PIRS Platform IP, or the PIRS Platform

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 70 110719814v.2 Improvement IP, and PIRS shall in good faith seek to avoid any action in the prosecution of the Joint Patents pursuant to this Agreement that would have a material adverse impact on any Patent Rights within the SGEN Building Block IP. 10.3. Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding intellectual property and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of a Research Plan or Commercialization of any CoPro Product, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating thereto. Accordingly, the Parties agree that all such information and materials obtained by PIRS and SGEN from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. 10.4. Patent Term Extensions. 10.4.1. Generally. The Parties shall cooperate in good faith in order to avoid the loss of any rights that may otherwise be available to the Parties under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of the Member States of the European Union and other similar measures in any other country. 10.4.2. SGEN. Notwithstanding anything to the contrary in Section 10.4.1, SGEN will have the sole right and responsibility to apply for and obtain any patent term extension, supplementary protection certificates or similar extension of rights for any Joint Patent Covering a Collaboration Product in the Territory. To the extent necessary, PIRS agrees to execute any authorization or instruments, make any filings, or take such further actions as may be requested by SGEN to implement and obtain any such patent term extension, supplementary protection certificates or similar extension of rights. SGEN will have the sole right but not the obligation to apply for

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 71 110719814v.2 and obtain any patent term extension, supplementary protection certificates or similar extension of rights, using any SGEN Building Block IP or SGEN Compound Specific Patents. At SGEN’s request, PIRS shall reasonably consider applying for such an extension with respect to any Patent within the PIRS Building Block IP, PIRS Platform IP or PIRS Platform Improvement IP. 10.5. CREATE Act. Neither Party shall invoke the Cooperative Research and Technology Enhancement Act (“CREATE Act”) in connection with the Prosecution or Maintenance of any PIRS IP, SGEN IP or Joint IP without the prior written consent of the other Party. 10.6. Intellectual Property Litigation. 10.6.1. Defense. 10.6.1.1. Defense Cooperation. If the Research, Development, Manufacture, or Commercialization, including the use, importation, offer for sale or sale of any Collaboration Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement or trade secret misappropriation against PIRS or SGEN, then such Party shall promptly notify the other Party hereto. The Parties shall reasonably cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of all material developments in connection with any such claim, suit or proceeding. 10.6.1.2. Compound Defense. If a Third Party asserts that a Patent owned by or licensed to it are infringed by the Research, Development, Manufacture, or Commercialization, including the use, importation, offer for sale or sale of a Research Candidate or Collaboration Product by SGEN or its Affiliates, or that its trade secrets were misappropriated in connection with such activity (any such claim, a “Third Party IP Claim”), then (except to the extent such Third Party IP Claim is subject to indemnification under Article 14, in which case Section 14.1 or Section 14.2, as applicable, shall govern) SGEN shall have the exclusive right and responsibility to resolve any such Third Party IP Claim made in the Territory (the Party resolving such Third Party IP Claim being the “Defending Party”). The Defending Party shall have the right to resolve such Third Party IP Claim in the manner that it chooses, whether by obtaining a license from such Third Party, by defending against such Third Party IP Claim or otherwise, and shall be solely responsible for the defense of any such action, any and all costs incurred in connection with such action (including, without

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 72 110719814v.2 limitation, attorneys’ and expert fees) and all liabilities incurred in connection therewith. Notwithstanding the above, the Defending Party shall not enter into any settlement of any such Third Party IP Claim without the prior written consent of the other Party (such Party the “Non-Defending Party”) if such settlement would require the Non-Defending Party to be subject to an injunction or to make any monetary payment to the Defending Party or any Third Party, or admit any wrongful conduct by the Non- Defending Party or its Affiliates, or would limit or restrict the claims of or admit any invalidity and/or unenforceability of any of the Patents Controlled by the Non-Defending Party. Subject to Section 8.1.2, and except to the extent the applicable Third Party IP Claim is subject to indemnification under Section 14.1, SGEN shall assume full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement or license entered into by it with a Third Party as a result of any action under this Section 10.6.1.2 for each Collaboration Product. 10.6.1.3. PIRS Research Term Activities Defense. If a Third Party IP Claim is commenced against PIRS, related to PIRS’ conduct of the research program within the scope of the Research Candidate Plan or the discovery of a Research Candidate, in each case in accordance with this Agreement, then, except to the extent the applicable Third Party IP Claim is subject to indemnification under Section 14.1, PIRS shall have the right (but not the obligation) to defend such action, and SGEN shall assist and cooperate with PIRS to the extent necessary in the defense of such suit. PIRS shall have the right to settle the suit or consent to an adverse judgment thereto, in its sole discretion, so long as such settlement or adverse judgment does not adversely affect the rights of SGEN and its Affiliates (including any Patents Controlled by any of them), provided that PIRS may not enter into any settlement or consent that requires the payment of an award for monetary damages or other monetary payment without SGEN’s written consent. Except to the extent the applicable Third Party IP Claim is subject to indemnification under Section 14.1, SGEN shall assume full responsibility for the reasonable costs of defending such Third Party IP Claim, payment of any award for damages, or any amount due pursuant to any settlement entered into by it with such Third Party. 10.6.1.4. Enforcement. 10.6.1.5. SGEN Enforcement. SGEN shall have the full and unrestricted right, but not the obligation, to bring and control an appropriate suit or other action against any person or entity under any Joint Patent directly relating

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 73 110719814v.2 to any Collaboration Product in the Field in the Territory, except as set forth in Section 10.6.2.2 (“SGEN Infringement Action”), in its own name and entirely under its own direction and control. In the event that SGEN does not wish to enforce such Patents against such a potential infringer, then SGEN shall deliver prompt written notice thereof to PIRS. In the event that SGEN is unable to initiate or prosecute such SGEN Infringement Action solely in its own name or it is otherwise advisable in order to obtain an effective remedy, PIRS will join, but not control, such SGEN Infringement Action. If SGEN requests so, PIRS shall reasonably cooperate with SGEN in the planning and execution of any SGEN Infringement Action. Notwithstanding the foregoing, if SGEN does not either initiate such a SGEN Infringement Action or otherwise abate such Third Party infringement within [***] days after SGEN’s receipt of a notice of infringement (or sooner if any deadlines require action prior to such [***] days) and the infringement relates to the launch or a threat to launch a competitor of (including Biosimilar versions) a Collaboration Product, then PIRS will have the second right, but not the obligation, to initiate such suit or other action. In the case of a Collaboration Product, all amounts received upon the final judgment or settlement of any such suit or action to enforce such Patents shall first be allocated to reimburse the Parties for any costs that the Parties bore in connection with such suit or action, and the remainder, if any, shall be divided between the Parties as follows: (a) if SGEN is the enforcing Party, SGEN shall retain [***] percent ([***]%) and pay [***] percent ([***]%) to PIRS (in lieu of any royalties or other payments due on such recoveries under the Agreement), and (b) if PIRS is the enforcing Party, PIRS shall retain [***] percent ([***]%) (in lieu of any royalties or other payments due on such recoveries under the Agreement), and pay [***] percent ([***]%) to SGEN. 10.6.1.6. No Other Enforcement Rights. (a) SGEN shall not have the right to assert or enforce any other Patents owned or Controlled by PIRS under this Agreement, such as the Patent Rights within the PIRS Building Block IP, PIRS Platform IP or PIRS Platform Improvement IP, against a Third Party under any circumstances, and PIRS shall not be under any obligation to enforce such Patent Rights, except that, absent PIRS’ reasonable justification, PIRS shall bring an appropriate suit or other action against any person or entity under any Patent Right within the PIRS Building Block IP directly relating to a Collaboration Product at SGEN’s request and cost, and using counsel selected by SGEN and reasonably acceptable to PIRS. In addition, with respect to any

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 74 110719814v.2 Collaboration Product Commercialized by SGEN in the Territory, SGEN will, within [***] days after its receipt of written notice (if any) confirming acceptance of a BLA by the FDA for a Biosimilar product (or equivalent acceptance of an application to market a Biosimilar by another Competent Authority), provide PIRS with notice of acceptance of the aBLA, and, to the extent provided by the applicant under 42 USC § 262(l)(2)(A) (or any similar standard under its foreign equivalent applicable law), with a copy of the aBLA and “such other information that describes the process . . . used to manufacture the biological product.” PIRS shall then provide SGEN within [***] days a list of such Patent Rights within the PIRS Building Block IP that it believes are infringed by the applicant and that PIRS agrees to enforce against the applicant. PIRS also agrees to reasonably cooperate and assist SGEN in complying with its additional obligations under § 262(l) (or foreign equivalent). (b) PIRS shall not have the right to assert or enforce any other Patents owned or Controlled by SGEN under this Agreement, such as the Patent Rights within the SGEN Building Block IP against a Third Party under any circumstances and PIRS shall not be under any obligation to enforce such Patent Rights. (c) Other than as set forth herein, upon reasonable request, the Party controlling the Patent Rights set forth in this Section 10.6.2.2 shall reasonably consider enforcing or permitting enforcement of such Patent Rights. 10.7. Trademarks. SGEN shall be solely responsible for filing, registering, maintaining, and defending Trademarks in the Territory for Collaboration Products, at SGEN’s expense and in its own name. 11. Confidentiality 11.1. Confidentiality. Except to the extent expressly authorized by this Agreement or agreed in writing by the Parties, during the Term and for a period of [***] years after its termination or expiration, the Parties agree that the Receiving Party shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement; provided that in the case of Confidential Information that constitutes a trade secret pursuant to Chapter I, Article 2 of EU Directive 2016/943 or Article 39 of the WTO Agreement on Trade-Related Aspects of

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 75 110719814v.2 Intellectual Property Rights (“ADPIC Treaty”) and has been identified or reasonably understood to be such by the Disclosing Party, the obligations under this Section 11.1 shall apply for so long as such Confidential Information is afforded trade secret protection pursuant to Chapter I, Article 2 EU Directive 2016/943 or Article 39 of the ADPIC Treaty. 11.2. Authorized Disclosure. The Receiving Party shall only be entitled to disclose, on a need to know basis for the purpose of the performance of the Agreement, Confidential Information of the Disclosing Party to its (i) directors, employees, Affiliates, consultants, and advisors, (ii) existing Sublicensees, investors, lenders, underwriters and collaborators, (iii) potential Sublicensees, investors, lenders, underwriters, collaborators or successors in interest solely to the extent necessary for the evaluation of a potential sublicense, collaboration or investment or merger, acquisition or Change of Control, or (iv) Third Party subcontractors (collectively the “Authorized Recipients”); provided that such Authorized Recipients are bound by confidentiality and restricted use obligations or professional standards of confidentiality with respect to such Confidential Information that are at least as stringent as those set forth in this Agreement. The Receiving Party will use diligent efforts to cause its Authorized Recipients to comply with such confidentiality and restricted use obligations. The Receiving Party shall be responsible towards the Disclosing Party for any breach by its Authorized Recipients any such confidentiality and restricted use obligations. 11.3. Disclosure to Third Parties. 11.3.1. Right to Disclose. Notwithstanding the foregoing provisions of Section 11.1, the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary: 11.3.1.1. to Competent Authorities (a) with respect to SGEN in connection with obtaining or maintaining Regulatory Approvals for any Compound in the Territory, and (b) in order to respond to inquiries, requests or investigations relating to Compounds or this Agreement; 11.3.1.2. in connection with filing or prosecuting Patent Rights or trademark rights as permitted under this Agreement; 11.3.1.3. in connection with prosecuting or defending litigation as permitted by this Agreement;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 76 110719814v.2 11.3.1.4. to the counterparty of the PIRS Background Agreements, or the SGEN Background Agreements to which such Receiving Party is the contracting Party in order to comply therewith; 11.3.1.5. subject to the provisions of Article 12, in connection with or included in scientific presentations and publications relating to Compounds, including abstracts, posters, journal articles and the like, and posting results of and other information about Clinical Studies to clincialtrials.gov or similar websites; and 11.3.1.6. to the extent necessary in order to enforce its rights under this Agreement. 11.3.2. Disclosure Notice. If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Sections 11.3.1.1(b), 11.3.1.3 or 11.3.1.6, then the former Party shall, if available, use commercially reasonable effort to obtain a protective order, confidential treatment or other similar measures narrowing the scope of such use and public or other disclosure of such Confidential Information and otherwise take such measures to ensure confidential treatment of such information as is reasonably required. For clarification, any such limited disclosure shall not cause any such information to cease to be Confidential Information. 11.4. Excluded Information. 11.4.1. Excluded Information. Notwithstanding Section 11.1, the Confidential Information of the Disclosing Party shall not include information or materials that: 11.4.1.1. at the time of disclosure to, or acquisition by, the Receiving Party or its Affiliates is generally available to the public, or after the time of disclosure or acquisition is generally available to the public through no wrongful act or omission of the Receiving Party or its Authorized Recipients in breach of this Agreement; 11.4.1.2. was in the lawful possession and at the free disposal (not subject to a duty of confidentiality or restricted use obligations) of the Receiving Party prior to disclosure by the Disclosing Party, as evidenced by written records then in the possession of the Receiving Party;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 77 110719814v.2 11.4.1.3. is rightfully made available to the Receiving Party by Third Parties not bound by confidentiality or restricted use obligations; or 11.4.1.4. is independently discovered or developed by the Receiving Party without access to or use of the Confidential Information of the Disclosing Party, as evidenced by written records then in the possession of the Receiving Party. 11.5. Legally Required Disclosures. The Receiving Party may disclose Confidential Information of the Disclosing Party in order to comply with the requirements of applicable Law (and only to the extent so required), provided that the Receiving Party shall to the extent possible give reasonable advance written notice of such disclosure to the Disclosing Party and will cooperate with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order, confidential treatment or other similar measures narrowing the scope of such use and public or other disclosure of such Confidential Information and otherwise taking such measures to ensure confidential treatment of such information as is reasonably required. Any such compelled disclosure will be to the minimum extent permissible as required by applicable Law. For clarification, any such limited disclosure shall not cause any such information to cease to be Confidential Information. 11.6. Terms of this Agreement. 11.6.1. Confidentiality of this Agreement. The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 11.3 (other than Section 11.3.1.5) and Section 11.5. Each Party will also be permitted to disclose the terms of this Agreement (including the Exhibits hereto), in each case under appropriate confidentiality provisions (or without such provisions for recipients that are financial or legal advisors under a professional code of conduct giving rise to an expectation of confidentiality and non-use at least as restrictive as those set forth in this Agreement), on a need to know basis, to a Party’s (and its Affiliates’) existing investors and to any bona fide potential or future permitted acquirer or assignee, investment banker, investor, licensee, Sublicensee, collaborator, underwriter or lender with whom a Party (or its Affiliates) has entered into good faith negotiations regarding a proposed transaction, provided that (a) the disclosing Party agrees to redact information that it reasonably believes is not relevant to the proposed transaction, and (b) the financial terms of this Agreement may be disclosed to any of the foregoing named Persons only

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 78 110719814v.2 after negotiations with such Person have progressed so that such Party reasonably believes that a transaction is reasonably expected to occur. 11.6.2. Securities Filings. If a Party is required by applicable Law to make a disclosure of the terms of this Agreement (including for clarity, the Exhibits and Schedules hereto) in a filing with or other submission to the US Securities and Exchange Commission (the “SEC”) or any other securities exchange or otherwise to comply with applicable Law, such Party shall provide prompt written notice of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstance in order to allow the other Party to comment upon or request confidential treatment of its Confidential Information. In the event that no protective order or other remedy is obtained, or the other Party fails to timely respond to a written notice or otherwise waives compliance with the terms of this Agreement, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by applicable Law. Notwithstanding anything to the contrary herein, the Party required to make the disclosure shall consider in good faith the comments timely provided by the other Party and shall furnish only that portion of the Confidential Information that the Party is legally required to furnish. 11.7. Agreement Termination. Upon termination of this Agreement, at the Disclosing Party’s request, the Receiving Party will return or destroy all documents or other media containing Confidential Information of the Disclosing Party (except for documents or other media containing Joint Know-How or Data that the Receiving Party is permitted to use pursuant to Section 2.6.1), provided however that the Receiving Party may retain one (1) copy for archival and compliance purposes, and as required by applicable Law. 11.8. Remedies. The Parties agree that money damages may not be an adequate remedy if this Section 11 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief against such breach or threatened breach without the necessity of posting any bond or surety. 12. Publications 12.1. Restrictions. Without limiting Article 11 and subject to the other provisions of this Article 12, neither Party shall use the name of the other Party in any publicity or advertising without the prior written consent of the other Party. For clarity, PIRS shall not publish any pre-clinical and clinical Data with respect to a Research

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 79 110719814v.2 Candidate or a Collaboration Product without the prior written consent of SGEN. With respect to any publication (including any abstract, poster, presentation or other disclosure) related to a Research Candidate (including any Data generated prior to the [***] for such Research Candidate, even if such publication is made after the [***]) (“Research Candidate Publication”), SGEN shall promptly inform PIRS of its intention to prepare such a publication and provide draft(s) of such publication as soon as available. The Parties shall discuss in good faith the timing of any Research Candidate Publication in view of the public disclosures at the time related to the Anticalin Protein included in such Research Candidate. With respect to any Research Candidate Publication: (i) PIRS shall have the right to require modifications to such Research Candidate Publication to remove the Confidential Information of PIRS if so requested by PIRS; (ii) SGEN shall not be permitted to publish or otherwise disclose the identity, Target, characterization, performance or other Data associated with the Anticalin Protein included in a Research Candidate (alone or as the fusion protein) until PIRS confirms that appropriate Patent filings have been made for the Anticalin Protein (in particular, any PIRS Building Block IP) commensurate in scope with the proposed disclosure of the Research Candidate Publication, and (iii) in the event that SGEN uses data generated by or on behalf of PIRS in such Research Candidate Publication it shall follow all applicable scientific standards and guidelines regarding authorship and afford the opportunity for all authors to comment on any draft Research Candidate Publication and SGEN shall consider such comments in good faith. SGEN shall have sole decision-making authority with respect to publications (including any abstract, poster, presentation or other disclosure) related to Collaboration Products, provided that PIRS shall have the right to require modifications to any such proposed publication to remove the Confidential Information of PIRS. SGEN will provide to PIRS final copies of all publications (including any abstract, poster, presentation or other disclosure) that SGEN proposes to make with regard to any Research Candidate or Collaboration Product at least [***] days prior to the intended date of publication and shall include in all such publications (including any abstract, poster, presentation or other disclosure) an acknowledgement of PIRS and its contributions to the applicable Research Candidate or Collaboration Product. 12.2. Registries. SGEN shall be free to disclose any Clinical Study Data generated by SGEN concerning a Collaboration Product in clinical trial registries, in accordance with applicable Laws; provided, however, except to the extent prohibited or otherwise required by applicable Law (and in any event consistent with applicable Law), that SGEN shall have provided PIRS at least [***] Business Days prior to such disclosure (to the extent practicable), a detailed description of the proposed disclosure and shall have, in good faith, considered the comments made by PIRS and to delay, upon written request from PIRS, such disclosure by up to [***] days

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 80 110719814v.2 (or as long as permitted, if less than [***] days) where need to file a patent application. 12.3. Press Releases. 12.3.1. Press Release. The Parties agree that PIRS issues the press release attached hereto as Exhibit 12.3.1 on or the day after the Effective Date. 12.3.2. Further Press Releases. Except as provided in Article 11 or this Article 12, neither Party will issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed), except that a Party may (a) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (b) issue a press release or public announcement as required by Applicable Law (including a press release corresponding to any securities disclosure, such as pursuant to a Form 8-K), including by the rules or regulations of the US Securities and Exchange Commission or similar regulatory agency in a country other than the US or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable prior notice (meaning at least [***] Business Days if feasible) to the other Party of and the opportunity to comment on the press release or public announcement, and otherwise complies with this Section 12.3.2. In addition, PIRS may issue a press release regarding (x) the exercise of the PIRS CoPro Option, or (y) the payment or receipt of any option or milestone payments under Sections 7.4, 7.5, 7.6 or 7.9 of this Agreement with respect to any Collaboration Product, provided, that (i) such press release does not identify the Target of such Collaboration Product unless otherwise already made public; and (ii) otherwise complies with this Section 12.3.2. 12.4. Timeline Extension or Deferral of Disclosures. 12.4.1. Each Party agrees that it will not unreasonably withhold, condition, or delay its consent to requests for extensions of the above timelines in this Article 12 in the event that material late breaking Data becomes available. 12.4.2. If either Party believes that any proposed press release or other public statement, or any publication, presentation, or other disclosure would be prejudicial to its opportunity to obtain any Patent, then the affected Party shall notify the publishing Party within the timeframe provided for in this

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 81 110719814v.2 Article 12 as applicable, or if not applicable, as soon as practicable after receipt of the proposed press release or other public statement, publication, presentation, or other disclosure, in which case the publishing Party shall refrain from making such press release, other public statement, publication, presentation or other disclosure for an additional [***] Business Days from the last day of the period otherwise provided for herein to the extent necessary to enable the preparation and filing of any necessary patent applications. 12.5. Failure to Object to Disclosure. If the Party proposing any press release or other public statement, or any publication, presentation, or other disclosure referred to in this Section 12 (excluding for the avoidance of doubt any promotional materials) receives no objection from the other Party within the timeframes set forth in the corresponding Section, then, the Party proposing such press release, other public statement, publication, presentation, or other disclosure shall be free to proceed with the same without further reference to or agreement from the other Party; provided, however, that any such press release, other public statement, publication, presentation, or other disclosure shall acknowledge the other Party’s contribution to any Data included therein and otherwise comply with this Agreement. 12.6. Copyright Clearance Center. To enable free exchange of copyrighted material between the Parties, each Party agrees that it has or shall (i) obtain and maintain, at its own expense, an Annual Copyright License or equivalent license from the Copyright Clearance Center and (ii) list the other Party as a collaborator in an agreement with the Copyright Clearance Center. 13. Representations, Warranties & Covenants 13.1. Representations and Warranties of the Parties. 13.1.1. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that: 13.1.1.1. such Party is duly established, validly existing and in good standing under the Laws of the jurisdiction and has full power and authority to enter into this Agreement and to carry out the provisions hereof; 13.1.1.2. all requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of this Agreement, and the performance of all obligations of such Party under this Agreement, has been taken;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 82 110719814v.2 13.1.1.3. this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation, enforceable against it in accordance with the terms hereof; and 13.1.1.4. the execution and delivery of this Agreement by such Party do not, and the performance of this Agreement by such Party will not: (i) conflict with, or result in any violation of or default under, any agreement, instrument or understanding, oral or written, to which it or any Affiliate is a party or by which it or any Affiliate is bound; or (ii) violate any provision of any applicable Law. 13.2. Representations and Warranties of PIRS. 13.2.1. Generally. PIRS hereby represents and warrants to SGEN that, as of the Effective Date: 13.2.1.1. PIRS has the right to grant the rights granted to SGEN under this Agreement, and no rights granted to SGEN pursuant to this Agreement are in violation of any existing agreement between PIRS or any of its Affiliates and any Third Party; 13.2.1.2. None of PIRS or its Affiliates, any Third Party acting by or on behalf of PIRS or any of its Affiliates in connection with the Research, Development or Manufacture of the Anticalin Building Blocks prior to the Effective Date has been debarred or is subject to debarment; 13.2.1.3. PIRS is the owner of or Controls the PIRS Patent Rights listed in Exhibit 13.2.1.3 (with an indication as to which Patent Rights are owned and which are controlled) (“Existing PIRS Patent Rights”). Each of the Existing PIRS Patent Rights has been filed in good faith, has been prosecuted in accordance with any applicable duty of candor and has been maintained in a manner consistent with standard industry practice, in each case in each applicable jurisdiction in which such PIRS Patent Rights have been filed, and no official final deadlines with respect to prosecution thereof have been missed and all applicable fees due prior to the Effective Date have been paid on or before the due date for payment; 13.2.1.4. All inventors of all the Existing PIRS Patent Rights that are owned by PIRS, have been identified as such in the filings with the relevant patent offices and to PIRS’ knowledge, all inventors of all the Existing PIRS Patent Rights that are in-licensed by PIRS have been identified as such in the filings with the relevant patent offices;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 83 110719814v.2 13.2.1.5. PIRS does not Control Patent Rights Covering the Compounds other than those listed in Exhibit 13.2.1.3; 13.2.1.6. where applicable, all of PIRS’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents as of the Effective Date (other than academics or public or academic institutions subject to Section 4.5) performing activities under this Agreement where there is the potential for inventive activity have executed agreements requiring assignment or licensing to PIRS of all inventions Covering a Compound made during the course of and as a result of their association with PIRS or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of PIRS or its Affiliate, as applicable; 13.2.1.7. where applicable, all of PIRS’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents engaged after the Effective Date (other than academics or public or academic institutions subject to Section 4.5) performing activities under this Agreement where there is the potential for inventive activity that have not executed agreements with PIRS prior to the Effective Date will execute agreements requiring assignment to PIRS of all inventions Covering a Compound made during the course of and as a result of their association with PIRS or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of PIRS or its Affiliate, as applicable unless otherwise agreed to by the Parties in writing; 13.2.1.8. There are no agreements (other than the PIRS Background Agreements) to which PIRS or any of its Affiliates is a party under which PIRS or any of its Affiliates obtains or has obtained a license or other right to the PIRS IP from a Third Party that Cover the Compounds in the Field; 13.2.1.9. To PIRS’ knowledge, the Existing PIRS Patent Rights are, or, upon issuance, will be, valid and enforceable patents. There is no pending or, to PIRS’ knowledge, threatened claim, suit, action, litigation or other proceeding brought by a Third Party against PIRS or any of its Affiliates (a) challenging the validity or enforceability of any of the Existing PIRS Patent Rights, (b) claiming that the making, using, selling, offering for sale or importing of any of the Compounds constitutes infringement of such Third Party’s Intellectual Property Right(s), or (c) subjecting any of Existing PIRS Patent Rights to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 84 110719814v.2 13.2.1.10. Neither PIRS nor any of its Affiliates has received any communications alleging that it has infringed, misappropriated, or otherwise violated, or that it would infringe, misappropriate, or otherwise violate, through the manufacture, use, import, export, sale, or offer for sale of any of the Compounds or any portion thereof, any Intellectual Property Rights or Know-How Controlled by any Third Party; 13.2.1.11. To PIRS’ knowledge, there is no Third Party intellectual property that would prevent PIRS from generally practicing the PIRS Platform Technology to Manufacture, Develop and Commercialize Anticalin therapeutics generally, which for clarity and without limitation does not include any specific target or particular Anticalin Protein; 13.2.1.12. PIRS has taken reasonable precautions to preserve the confidentiality of the PIRS Know-How required to be transferred to SGEN under this Agreement; 13.2.1.13. PIRS has disclosed or made available to SGEN any material data from studies of the PIRS Building Blocks in its possession, including, subject to Third Party confidentiality obligations, material data related to fusion proteins that include a PIRS Building Block that are relevant to the Research of the Research Candidates; 13.2.1.14. All studies conducted specifically for the PIRS Building Blocks have been conducted by PIRS or any of its (sub)contractors in accordance with applicable Laws by persons with appropriate education, knowledge and experience; 13.2.1.15. The documents containing Data or other PIRS Know-How disclosed or made available to SGEN in the context of the negotiation of this Agreement are true and accurate copies of what they purport to be; 13.2.1.16. PIRS has provided to SGEN a true and complete (though redacted) copy of each PIRS Background Agreement, and each such PIRS Background Agreement is a valid and binding obligation and is in full force and effect; 13.2.1.17. PIRS is not in breach of any PIRS Background Agreement and has not received any notice of any continuing default, breach or violation under any PIRS Background Agreement; and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 85 110719814v.2 13.2.1.18. To the knowledge of PIRS, no counterparty to a PIRS Background Agreement is in breach of such PIRS Background Agreement and such counterparty has not been sent or received any notice of any continuing default, breach or violation under such PIRS Background Agreement. 13.3. Representations and Warranties of SGEN. 13.3.1. Generally. SGEN hereby represents and warrants to PIRS that, as of the Effective Date: 13.3.1.1. SGEN has the right to grant the rights granted to PIRS under this Agreement, and no rights granted to PIRS pursuant to this Agreement are in violation of any existing agreement between SGEN or any of its Affiliates and any Third Party; 13.3.1.2. SGEN is the owner of or Controls the SGEN Know-How required to be transferred to PIRS under this Agreement (“Existing SGEN Know-How”); 13.3.1.3. All current and former employees and consultants of SGEN who are or have been involved in the conception or reduction to practice of the Existing SGEN Know-How have executed written contracts or are otherwise obligated to assign to SGEN his or her rights to the Existing SGEN Know-How conceived or reduced to practice by such employee and consultant; 13.3.1.4. where applicable, all of SGEN’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents as of the Effective Date (other than academics or public or academic institutions subject to Section 4.5) performing activities under this Agreement where there is the potential for inventive activity have executed agreements requiring assignment or licensing to SGEN of all inventions Covering a Compound made during the course of and as a result of their association with SGEN or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of SGEN or its Affiliate, as applicable; 13.3.1.5. where applicable, all of SGEN’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents engaged after the Effective Date (other than academics or public or academic institutions subject to Section 4.5) performing activities under this Agreement where

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 86 110719814v.2 there is the potential for inventive activity that have not executed agreements with SGEN prior to the Effective Date will execute agreements requiring assignment to SGEN of all inventions Covering a Compound made during the course of and as a result of their association with SGEN or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of SGEN or its Affiliate, as applicable unless otherwise agreed to by the Parties in writing; 13.3.1.6. To SGEN’s knowledge, no Third Party is misappropriating, has misappropriated, or is threatening to misappropriate, the Existing SGEN Know-How. SGEN has not received any written notice from any Third Party asserting or alleging that the Existing SGEN Know-How misappropriates the intellectual property rights or confidential information of such Third Party; 13.3.1.7. SGEN has taken reasonable precautions to preserve the confidentiality of the Existing SGEN Know-How; and 13.3.1.8. the SGEN Background Agreements (if any) are a valid and binding obligation and are in full force and effect. 13.3.2. Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 13.1, SECTION 13.2 AND SECTION 13.3 ABOVE, NEITHER PARTY MAKES (AND EACH PARTY EXPRESSLY DISCLAIMS) ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR ANY WARRANTIES THAT MAY ARISE FROM A COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE, INCLUDING WITH RESPECT TO ANY INTELLECTUAL PROPERTY RIGHTS, TECHNOLOGY OR CONFIDENTIAL INFORMATION OF A PARTY. 13.4. Mutual Covenants. Each Party hereby covenants throughout the Term as set forth below. 13.4.1. Compliance. Each Party will, and will cause its Affiliates and Sublicensees to, conduct the Research Collaboration and the Development, Manufacture, and Commercialization of the Collaboration Products in material compliance with all applicable Laws, including current

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 87 110719814v.2 governmental regulations concerning current good laboratory practices (GLP), good clinical practices (GCP) and good manufacturing practices (GMP). 13.4.2. Non-Debarment. Such Party will not, and will cause its Affiliates and Sublicensees not to, employ or use any contractor or agent that employs any individual or entity (a) that has been debarred by a Competent Authority under applicable Laws or convicted of a crime for which such Person could be so debarred, or (b) that is the subject of a debarment investigation or proceeding of a Competent Authority under applicable Laws, in each case of clauses (a) and (b), in the conduct of such Party’s, its Affiliates’ and Sublicensees’ activities under this Agreement. 13.4.3. No Conflict. Such Party shall not, and shall cause its Affiliates and Sublicensees not to, enter into any agreement or other arrangement with a Third Party that conflicts with the rights granted to the other Party under this Agreement. 13.4.4. Background Agreements. During the term of this Agreement, PIRS agrees to comply with the following with respect to each PIRS Background Agreement, but solely to the extent it relates to the Compounds or any rights granted to SGEN hereunder: (i) keep SGEN reasonably informed of any material development pertaining to (including any request or proposal to materially amend or modify) a PIRS Background Agreement; (ii) maintain each PIRS Background Agreement in full force and effect; (iii) perform its obligations under each PIRS Background Agreement; (iv) timely pay all license fee, maintenance fee, royalty, milestone, sublicensing revenue or similar payment obligations due pursuant to any PIRS Background Agreement; (v) not terminate any PIRS Background Agreement without the prior written consent of SGEN which consent shall not be unreasonably withheld or delayed; and (vi) not amend, or waive any right under any PIRS Background Agreement that would adversely affect the rights granted to SGEN hereunder, without the prior written consent of SGEN which consent shall not be unreasonably withheld or delayed. 13.4.5. Licensure. If either Party determines in good faith that the licenses under this Agreement are required to be filed with the Federal Trade Commission (“FTC”) under the US’s Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. §18a) (“HSR”) or with equivalent foreign Government Authorities under any similar foreign Law, then each Party will promptly prepare and submit any necessary filings and will use commercially reasonable efforts to obtain such approvals and the Effective

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 88 110719814v.2 Date shall occur upon all such HSR or other governmental clearances have been obtained. Each Party will be responsible for its own costs; provided that SGEN will pay all filing fee(s) required in the event of an HSR filing or filing for other governmental clearance. Both Parties will use all commercially reasonable efforts to cause the clearance to be obtained as quickly as possible. However, neither Party will be required to adversely affect its legal position (e.g., agree to divestitures or product restrictions) in the interest of expediting such clearance. 14. Indemnification & Insurance 14.1. PIRS Indemnity. PIRS shall defend, indemnify and hold harmless SGEN and its Affiliates and their respective directors, officers, agents, representatives, successors, permitted assignees and employees (collectively, the “SGEN Indemnitees”) from and against any and all liabilities, losses, costs, damages and expenses, including reasonable attorneys’ fees (collectively, “Damages”), incurred as a result of or arising out of any claim, suit, action, demand or other proceeding made or brought by a Third Party (each, a “Third Party Claim”) against one or more SGEN Indemnitees to the extent resulting from (a) the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions of PIRS or its Affiliates or their respective agents, representatives, consultants or independent contractors, in the performance by or on behalf of PIRS of PIRS’ obligations under this Agreement or the Co-Promotion Agreement (if any); (b) any breach (or allegation of a breach) by PIRS of any representation, warranty or covenant made by PIRS set forth in Section 13 of this Agreement or any breach or violation of any covenant or agreement of PIRS in or in performance of this Agreement or the Co- Promotion Agreement (if any); (c) solely as it pertains to a Third Party Claim for product liability in the CoPro Territory, the Commercialization of the CoPro Product to the extent such Damages were incurred with respect to the Commercialization by or for PIRS or any of its Affiliates or Sublicensees of a CoPro Product in or for the CoPro Territory; and (d) any PIRS Background Agreement; except, in any such case, to the extent such Damages arise out of or result from the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions or breach of this Agreement by SGEN or a SGEN Indemnitee or matters for which SGEN is obligated to indemnify PIRS under Section 14.2. 14.2. SGEN Indemnity. SGEN shall defend, indemnify and hold harmless PIRS and its Affiliates and their respective directors, officers, agents, representatives, permitted successors, permitted assignees and employees (collectively, the “PIRS Indemnitees”) from and against any and all Damages incurred as a result of or arising out of any Third Party Claim made or brought against one or more PIRS

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 89 110719814v.2 Indemnitees to the extent resulting from (a) the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions of SGEN or its Affiliates or their respective agents, representatives, consultants or independent contractors, in the performance by or on behalf of SGEN of SGEN’s obligations under this Agreement or the Co-Promotion Agreement (if any); (b) any breach (or allegation of a breach) by SGEN of any representation, warranty or covenant made by SGEN set forth in Section 13 of this Agreement or any breach or violation of any covenant or agreement of SGEN in or in performance of this Agreement or the Co-Promotion Agreement (if any); (c) solely as it pertains to a Third Party Claim for product liability in the Territory, the Development, Manufacturing, Commercialization, handling, storage, labeling or transfer of any Collaboration Product to the extent such Damages were incurred with respect to the Research, Development, Manufacture, or Commercialization by or for SGEN or any of its Affiliates or Sublicensees of a Collaboration Product in the Territory; and (d) any SGEN Background Agreement; except, in any such case, to the extent such Damages arise out of or result from the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions or breach of this Agreement by PIRS or a PIRS Indemnitee or matters for which PIRS is obligated to indemnify SGEN under Section 14.1. 14.3. Indemnification and Defense Procedures. 14.3.1. Notice of Claim. All claims for indemnification or defense by a Party as provided herein shall be made solely by the Party seeking indemnification or defense of a Third Party Claim or remedies for any Damages (the “Indemnified Party”). The Indemnified Party shall give written notice of the same to the other Party (the “Indemnifying Party”) reasonably promptly after the assertion against the Indemnified Party of any Third Party Claim or fact in respect of which the Indemnified Party intends to base a claim for indemnification hereunder (a “Claim Notice”), provided, however, that failure or delay to provide such Claim Notice shall not affect the Indemnifying Party’s indemnification or defense obligations, except to the extent such failure materially and adversely affects the ability to defend such claim. Each Claim Notice must contain a description of the Third Party Claim and the nature and amount of any Damages (to the extent that the nature and amount of such Damages is known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all notices, papers, correspondence, communications, and official documents (including court papers) previously received or sent and thereafter that the Indemnified Party continues to receive or send in respect of any such Third Party Claim.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 90 110719814v.2 14.3.2. Assumption of Defense. To the extent permitted by applicable Laws, the Indemnifying Party shall assume the defense and handling of such Third Party Claim, at the Indemnifying Party’s sole expense in accordance with Section 14.3.3. 14.3.3. Indemnification Procedure. In assuming the defense of any Third Party Claim, the Indemnifying Party: (a) shall act diligently and in good faith with respect to all matters relating to the defense, settlement or disposition of such Third Party Claim as the defense, settlement or disposition relates to the Indemnified Party; (b) may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Third Party Claim any law firm or counsel reasonably selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; (c) keep the Indemnified Party informed of the status of such Third Party Claim; (d) shall have the right to settle the Claim on any terms the Indemnifying Party chooses, subject to prior notification to the Indemnified Party; provided that the Indemnifying Party shall not settle or otherwise resolve any Third Party Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party, without prior written consent of the Indemnified Party, which may not be unreasonably withheld or delayed. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in its defense of any Third Party Claim for which the Indemnifying Party has assumed the defense in accordance with this Section 14.3.3, and shall have the right (at its own expense) to be present in person or through counsel at all legal proceedings giving rise to the right of indemnification. 14.3.4. Indemnified Party Right to Participate. If the Indemnifying Party fails to conduct the defense and handling of any Third Party Claim in good faith or if the Third Party Claim seeks non-monetary relief, (a) the Indemnified Party may at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Third Party Claim and defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party shall regularly inform the Indemnifying Party of the status of such Claim and consult with the Indemnifying Party but shall have no obligation hereunder to obtain any consent from, the Indemnifying Party in connection

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 91 110719814v.2 therewith, except that the Indemnified Party shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed); and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Section 14.3.4. If the Indemnified Party elects to defend or handle such Third Party Claim in accordance with this Section 14.3.4, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and shall be entitled to participate in the defense and handling of such Third Party Claim with its own counsel and at its own expense. 14.4. Insurance. During the Term and thereafter for a period of [***] years, each Party shall procure and maintain adequate insurance coverage with internationally- reputable company or a program of self-insurance (which shall be of types and amounts sufficient to cover the liabilities hereunder, contingent or otherwise of such Party and its Affiliates). It is understood that such insurances shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Section 14. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least [***] days prior to the cancellation, non-renewal or material change in the insurance coverage. 14.5. DISCLAIMER OF LIABILITY. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, PUNITIVE, INCIDENTAL, OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY UNDER THIS AGREEMENT, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS DISCLAIMER DOES NOT APPLY TO LIABILITY OR DAMAGES (A) RESULTING FROM A BREACH OF CONFIDENTIALITY OBLIGATIONS OF A PARTY UNDER SECTION 11 OR (B) SUBJECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 14.1, SECTION 14.2 OR SECTION 14.3. 15. Term & Termination 15.1. Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will extend, unless this Agreement is terminated earlier in accordance with Section 15.2, (i) with respect to Collaboration Products (other than the CoPro Product, if any), on a Collaboration Product-by-Collaboration Product and country- by-country basis, until such time as the Royalty Term for such Collaboration

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 92 110719814v.2 Product expires, or (ii) with respect to the CoPro Product, the later of: (y) such time as the Royalty Term for such CoPro Product expires, and (z) such time as the Parties are no longer co-promoting the CoPro Product in the CoPro Territory. Upon the natural expiration (as opposed to termination) of the Royalty Term with respect to a Collaboration Product (other than a CoPro Product): (a) the licenses granted by PIRS to SGEN under this Agreement with respect to such Collaboration Product shall become irrevocable, fully paid-up and royalty-free licenses and shall last as long as SGEN intends to Develop or Commercialize the applicable Collaboration Product in such country, and (b) Section 9.2 shall no longer apply to the Parties solely with respect to the Development and Commercialization of such Collaboration Product in such country (including the Manufacture thereof solely for such Development and Commercialization purposes). [***]. 15.2. Termination. Notwithstanding anything in this Agreement or elsewhere to the contrary, subject to Section 15.3.3 below, this Agreement may be terminated as follows: 15.2.1. Termination for Material Breach. Either Party shall have the right to terminate this Agreement in the event the other Party has materially breached or materially defaulted in the performance of any of its obligations hereunder which breach or default is material in the overall context of the Agreement, and such breach has continued for [***] days after written notice thereof was provided to the breaching Party by the non-breaching Party, which clearly describes the material breach and remedies (including, for avoidance of doubt, termination of the Agreement) that the non- breaching Party intends to apply should the breach remain uncured. Any such termination shall become effective at the end of such [***] day period if, prior to the expiration of the [***] day period, the breaching Party has not cured any such breach or default, provided, that with respect to a breach of such Party’s Commercially Reasonable Efforts obligations to Develop or Commercialize a Compound, such cure period shall be extended for a period not to exceed an additional [***] days in the event such breaching Party has, within the original [***] day period prepared and communicated to the non-breaching Party, a remediation plan reasonably designed to cure such breach or default within a reasonable period of time (which plan is reasonably acceptable to the non-breaching Party) and such breaching Party continues to diligently use Commercially Reasonable Efforts to implement such plan throughout such period. If the allegedly breaching Party disputes the breach and provides written notice of that dispute to the other Party, the matter shall be addressed under the dispute resolution provisions in Section 16.2, and the notifying Party may not terminate this Agreement until it has

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 93 110719814v.2 been finally determined under Section 16.2 that the Agreement was materially breached as described above and the breaching Party fails to cure such breach within the time periods set forth above following such determination. In the event the breach is limited to one or more Compounds, the non-breaching Party will have the right to terminate this Agreement solely with respect to the applicable Compound(s). 15.2.2. Termination by Mutual Agreement. This Agreement (as a whole or on a Compound-by-Compound or country-by-country basis) may be terminated by the mutual written consent of the Parties. 15.2.3. Termination by SGEN for Convenience. SGEN may terminate this Agreement on a Compound-by-Compound basis by providing ninety (90) days’ prior written notice to PIRS (unless such SGEN has Initiated a Pivotal Clinical Study for such Compound, in which case such notice period shall be one hundred and eighty (180) days), with such termination being effective upon the end of such ninety (90)-day or one hundred and eighty (180)-day notice period. Notwithstanding the foregoing, during the Research Term for a given SGEN Antibody Target, SGEN may only terminate with respect to all [***] Research Candidates that include the same SGEN Antibody Target (i.e., may not terminate with respect to a single Research Candidate). Further notwithstanding the foregoing, SGEN shall not terminate this Agreement prior to the Second Approved SGEN Antibody Target being designated. 15.2.4. Termination for Insolvency. Either Party may terminate this Agreement if, at any time, the other Party will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed within [***] days after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 94 110719814v.2 elects to continue, and continues, to perform all of its obligations under this Agreement. 15.2.5. Termination for Safety. SGEN may terminate this Agreement with respect to a Collaboration Product immediately upon written notice to PIRS if such Collaboration Product demonstrates a Safety Issue in humans. 15.2.6. Termination for Patent Challenge. 15.2.6.1. If SGEN (a) disputes, or assists any Third Party to dispute, the validity of any Patent within the PIRS IP, PIRS Platform IP or PIRS Platform Improvement IP Covering a Collaboration Product in a patent re- examination, inter-partes review, post-grant or other patent office proceeding, opposition, litigation, or other court proceeding and (b) within [***] days written notice from PIRS, SGEN fails to rescind any and all of such actions, then PIRS may terminate this Agreement upon written notice to SGEN. Notwithstanding the above, nothing in this clause prevents SGEN from taking any of the actions referred to in this clause and provided further that PIRS will not have the right to terminate if SGEN: (a) asserts invalidity as a defense in any court proceeding brought by PIRS asserting infringement of one of the foregoing Patents; (b) acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents; or (c) licenses a product for which PIRS has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents. 15.2.6.2. If PIRS (a) disputes, or assists any Third Party to dispute, the validity of any Patent within the SGEN IP Covering a Collaboration Product in a patent re-examination, inter-partes review, post-grant or other patent office proceeding, opposition, litigation, or other court proceeding and (b) within [***] days written notice from SGEN, PIRS fails to rescind any and all of such actions, then SGEN may terminate this Agreement upon written notice to PIRS. Notwithstanding the above, nothing in this clause prevents PIRS from taking any of the actions referred to in this clause and provided further that SGEN will not have the right to terminate if PIRS:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 95 110719814v.2 (a) asserts invalidity as a defense in any court proceeding brought by SGEN asserting infringement of one of the foregoing Patents; (b) acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents; or (c) licenses a product for which SGEN has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents. 15.3. Effects of Termination. 15.3.1. Effects of Termination. In the event of a termination of this Agreement in its entirety or with respect to one or more Compounds pursuant to (a) Section 15.2.1 (Material Breach) by either Party, (b) Section 15.2.2 (Mutual Agreement), (c) Section 15.2.4 (Insolvency) by either Party, (d) Section 15.2.5 (Safety), or (e) Section 15.2.6 (Patent Challenge) by either Party, in each case without prejudice to any other remedies of a Party, including the right to claim damages, the following terms shall apply: 15.3.1.1. All Development, Manufacture, and Commercialization of such terminated Compound(s) (and any Research Candidate that includes the same SGEN Building Block as such Compound) by either Party shall immediately cease; 15.3.1.2. Each Party will return to or destroy (and certify such destruction to the other Party), at the other Party’s option, all of the other Party’s Confidential Information related to the terminated Compound(s), except for Joint Know-How or Data that such Party is permitted to use pursuant to Section 2.6.1 (provided that a Party shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by applicable Law or regulatory requirement); 15.3.1.3. The licenses granted by each Party to the other under, respectively, the PIRS IP and SGEN IP shall immediately terminate; and 15.3.1.4. The non-compete set forth in Section 9.2 regarding the terminated Compound (including the discontinued Targets pairs therein, except to the extent such Target pairs are contained within a Compound for which this Agreement remains in effect) will no longer apply.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 96 110719814v.2 15.3.2. Reversion Rights. In the event that SGEN terminates this Agreement in its entirety or with respect to any given Compound for convenience pursuant to Section 15.2.3, then the following provisions shall apply on a terminated Compound-by-terminated Compound basis: 15.3.2.1. Except as set forth in this Section 15.3.2, SGEN shall immediately cease any Research, Development, Manufacturing or Commercialization of the terminated Compound and any other Research Candidate that includes the same SGEN Building Block as such Compound; 15.3.2.2. At PIRS’ request, SGEN will return to PIRS or destroy (and certify such destruction to PIRS), at PIRS’ option, all PIRS’ Confidential Information and Know-How related to the terminated Compound(s), except for Joint Know-How or Data that SGEN is permitted to use pursuant to Section 2.6.1 (provided that SGEN shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by applicable Law or regulatory requirement); 15.3.2.3. All licenses and sublicenses granted by PIRS to SGEN hereunder with respect to the terminated Compound shall terminate, provided however that they will continue solely to enable SGEN to (i) complete sales of Compounds for any purchase orders that were in place prior to the effective date of termination and (ii) sell off any existing inventory of Compounds that PIRS does not purchase pursuant to Section 15.3.2.4(h); thereafter, SGEN will discontinue Commercialization of the applicable Compound in the applicable countries; 15.3.2.4. On a terminated Compound-by-terminated Compound basis, to the extent requested by PIRS in writing within [***] days of the effective date of such termination, SGEN shall, subject to any SGEN obligations to Third Parties in existence as of the effective date of termination, enter into an agreement whereby SGEN exclusively licenses (such license exclusive solely with respect to the terminated Compound), with the right to sublicense, to PIRS the SGEN IP Covering the SGEN Building Block in such terminated Compound as it exists as of the effective date of termination (to the extent such terminated Compound (a “Terminated Compound”) was a Research Candidate at the time of termination, it shall be considered a “Terminated Candidate” and to the extent such Terminated Compound was a Collaboration Product at the time of termination, it shall be considered a “Terminated Product”) and that is necessary or reasonably useful to (and for the sole purpose of) further Develop, Manufacture, and Commercialize such Terminated Compound. Such license, to the extent that it constitutes a

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 97 110719814v.2 sublicense of any Know-How or Patents of a Third Party, shall be subject to the applicable terms of SGEN’s license agreement with such Third Party with respect to such Know-How or Patents, provided that SGEN disclosed such agreement to PIRS prior to the license grant and PIRS elected in writing to receive such sublicense under such terms. For clarity, such license grant to PIRS with respect to any SGEN Building Block IP within the SGEN IP shall be exclusive solely with respect to the Terminated Compound, and no other right or license shall be granted to PIRS under such SGEN Building Block IP (e.g., to develop and commercialize the applicable SGEN Building Block as a standalone product or as a component of an unrelated product)), provided that if the Terminated Compounds are the [***] Research Candidates that include the same SGEN Antibody Target (i.e. such termination occurred prior to [***]), then such license shall be with respect to all [***] Research Candidates, each of which shall be considered a Terminated Candidate. With respect to any Terminated Compound for which SGEN has granted a license pursuant to this Section 15.3.2.4: (a) On a Terminated Compound-by-Terminated Compound basis, the obligations of this Agreement relating to Development and Commercialization of a Collaboration Product shall apply mutatis mutandis with respect to PIRS’s further Development and Commercialization of the Terminated Compound (e.g., PIRS shall (i) provide annual reports and updates for such Terminated Product to the JSC pursuant to Section 3.5, and (ii) comply with the diligence obligations of Section 9.1.2 with respect to such Terminated Compound. (b) If the Terminated Compound is a Terminated Candidate, then, on a Terminated Candidate-by- Terminated Candidate basis, [***] for such Research Candidate, PIRS shall provide SGEN written notice of its intent to [***] for the Research Candidate and shall pay SGEN the amount of [***] Dollars ($[***]) within [***] days of providing such notice. (c) If the Terminated Compound is a Terminated Candidate, upon PIRS’s payment of the applicable amount under (b) above for a Terminated Candidate, such Terminated Candidate shall become a “PIRS Collaboration Product”. For avoidance of doubt, only a Terminated Candidate has the potential to become a PIRS Collaboration Product; a Terminated Product can never become a PIRS Collaboration Product. (d) In addition, for each PIRS Collaboration Product, SGEN shall have—and PIRS hereby grants to SGEN as of the Effective Date—the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 98 110719814v.2 exclusive option (exercisable at SGEN’s sole discretion) to opt into [***] global co-Development and co-Commercialization of such PIRS Collaboration Product. For each such exclusive option, (i) PIRS shall issue a written option notice to SGEN for such PIRS Collaboration Product prior to Initiating the first Pivotal Clinical Study therefor, such option notice to include an initial Development plan and related budget for the Collaboration Product including a regulatory strategy for obtaining Marketing Approval from the [***] for the [***] and the [***] for the [***] for the Collaboration Product as well as an accounting of [***] between [***] and the [***] (“Reimbursable [***] and (ii) if SGEN timely exercises such option, [***]. Moreover, for each PIRS Collaboration Product, within [***] days of the applicable option exercise effective date, the Parties shall enter into an agreement for further co-Development and co-Commercialization of such PIRS Collaboration Product pursuant to which [***]. For clarity, the Parties will share [***] in the Profits and Losses for such PIRS Collaboration Product. (e) In the event that SGEN does not timely exercise an option for a PIRS Collaboration Product, then (i) the reporting obligations in Section 3.5, the obligation to [***], and the obligation to pay [***] shall apply [***] to PIRS’s continued Development and Commercialization of such PIRS Collaboration Product, and (ii) on a PIRS Collaboration Product- by-PIRS Collaboration Product and country-by-country basis, PIRS shall pay to SGEN a royalty on Annual Calendar Year Net Sales of such PIRS Collaboration Product in accordance with the [***], in each case plus [***] percent ([***]%), for a period commencing with the First Commercial Sale of such PIRS Collaboration Product and ending with respect to such PIRS Collaboration Product in such country on the later of (a) [***] years thereafter in such country; (b) last to expire Regulatory Exclusivity relating to such PIRS Collaboration Product; or (c) expiration of the last to expire Valid Claim within any Patent Rights within the SGEN IP licensed to PIRS pursuant to this Section 15.3.2.4, in each case Covering the import, use, sale or offer for sale (but, for clarity, not the Manufacturing) of such PIRS Collaboration Product in such country of sale, including by 35 U.S.C. § 271(g) or any foreign equivalent. ARTICLE 8 shall apply mutatis mutandis to such PIRS Collaboration Product. (f) For avoidance of doubt, Section 15.3.2.4 (b) through (e) (ii) shall not apply to any Terminated Product.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 99 110719814v.2 (g) At the request of PIRS, for any Terminated Product, the Parties will discuss in good faith the wind-down or continuation of any ongoing Clinical Studies for such Terminated Product being conducted by or on behalf of SGEN at the time of termination; provided that, at PIRS’ option, SGEN shall use reasonable efforts to transition such Clinical Study to PIRS or its designated contract research organization (at PIRS’ expense, including for any time periods where SGEN must continue to dedicate resources to such Clinical Study after the effective date of the termination). (h) PIRS shall have the right to acquire some or all of the inventory of the Terminated Product, as requested by PIRS, in the possession of SGEN and its Affiliates as of the date of such termination, provided that, if PIRS so acquires any or all such inventory, PIRS shall reimburse SGEN the cost incurred by SGEN for such inventory (including shipping costs). (i) SGEN will, subject to PIRS’ reasonable assistance and to the extent legally permissible (including to the extent permitted under SGEN’s obligations to Third Parties in existence as of the effective date of termination), (i) transfer and assign to PIRS or PIRS’ designee SGEN’s right, title and interest in and to all material governmental or regulatory filings and approvals (including all Regulatory Approvals and pricing approvals, and Regulatory Materials, in all cases, specifically and exclusively relating to the Terminated Product), and (ii) use Commercially Reasonable Efforts to transfer to PIRS or PIRS’ designee (to the extent not already provided) copies of all material Know-How in SGEN’s possession or Control and licensed to PIRS pursuant to Section 15.3.2.4, to the extent specifically related to and required for the Research, Development, Manufacture, or Commercialization of the Terminated Product. In addition, SGEN will appoint PIRS as SGEN’s and/or SGEN’s Affiliates’ agent for all Terminated Product-related matters involving Regulatory Authorities until all Regulatory Approvals and other regulatory filings hereunder have been assigned to PIRS or its designee. In the event of (x) failure to obtain assignment or (y) with respect to regulatory items that would otherwise fall within (i) and (ii) but for such materials not being specifically related to the Terminated Product and/or subject to Third Party rights, but nonetheless which are necessary for the Research, Development, Manufacture, or Commercialization of the Terminated Product above, in each of (x) and (y) SGEN shall use Commercially Reasonable Efforts to grant to PIRS the right to access and reference (without any further action required on the part of SGEN) any such item with respect to the Terminated Product.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 100 110719814v.2 (j) If SGEN or its Affiliates have initiated GMP manufacturing of the Terminated Product as of the effective date of termination, and at PIRS’ option, SGEN or its Affiliates will use Commercially Reasonable Efforts to supply such Terminated Product (for clarity, solely in the form as such Terminated Product was being manufactured by SGEN as of the effective date of termination) to PIRS at SGEN’s fully-burdened cost of goods sold (which shall be calculated in accordance with SGEN’s standard internal policies) plus [***] percent ([***]%), until the earlier of (i) successful transition of manufacturing activities for the Terminated Product to PIRS or its Third Party CMO, and (ii) [***] months following the effective date of termination. The Parties will promptly negotiate a supply and related quality agreement to govern the specific terms and conditions of such supply of the Terminated Product. Furthermore, SGEN shall use Commercially Reasonable Efforts to support a technology transfer for the manufacturing of such Terminated Product from its own manufacturing facility to a new manufacturing facility of Pieris’ choice, subject to reimbursement by PIRS of SGEN’s reasonable Out-of-Pocket and FTE Cost incurred in connection with such technology transfer activities. If PIRS so requests SGEN will assign to PIRS any Third Party agreements that are specific to the Research, Development, Manufacture, or Commercialization of the Terminated Product, and to which SGEN is a party, subject to any required consents of such Third Party. (k) SGEN will use Commercially Reasonable Efforts, and subject to PIRS’ reasonable assistance, to the extent legally permissible (including to the extent permitted under SGEN’s obligations to Third Parties in existence as of the effective date of termination), to promptly transfer and assign or exclusively license (or, if applicable, will cause its Affiliates to assign) to PIRS all of SGEN’s (and such Affiliates’) worldwide right, title and interest in and to any registered trademarks or registered internet domain names that are specific to and exclusively used for the Terminated Product (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of SGEN or any of its Affiliates or any other products of SGEN or any of its Affiliates). (l) More generally, SGEN shall use Commercially Reasonable Efforts to ensure a smooth and orderly transition of a Terminated Compound in accordance with this Section 15.3.2.4 pursuant to a termination agreement to be negotiated in good faith by the Parties within

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 101 110719814v.2 [***] months following the termination notice. Such agreement shall be consistent with this Section 15.3.2.4. (m) For avoidance of doubt, the non-compete set forth in Section 9.2 will no longer apply to any Terminated Compound, including the discontinued Targets pairs therein, except to the extent such Target pairs are contained (i) within a Compound for which this Agreement remains in effect, or (ii) within a Terminated Candidate that PIRS is actively developing. (n) In consideration of the rights granted by SGEN to PIRS set forth herein under Section 15.3.2.4, with respect to each Terminated Product, PIRS shall pay to SGEN a flat royalty on Net Sales of such Terminated Product of [***] percent ([***]%) if the Terminated Product is terminated prior to the Initiation of the first Phase 1 Clinical Study, [***] percent ([***]%) if the Terminated Product is terminated after the Initiation of the first Phase 1 Clinical Study but prior to the Initiation of the first Phase 2 Clinical Study, [***] percent ([***]%) if the Terminated Product is terminated after the Initiation of the first Phase 2 Clinical Study but prior to the Initiation of the first Pivotal Clinical Study, and [***] percent ([***]%) if the Terminated Product is terminated after the Initiation of the first Pivotal Clinical Study. This royalty shall be payable by PIRS to SGEN on a country-by-country basis with respect to each Terminated Product for a period commencing with the First Commercial Sale of such Terminated Product and ending with respect to such Terminated Product in such country on the later of (a) [***] years thereafter in such country; (b) last to expire Regulatory Exclusivity relating to such Terminated Product; or (c) expiration of the last to expire Valid Claim within any Patent Rights within the SGEN IP licensed to PIRS pursuant to Section 15.3.2.4, in each case, Covering the import, use, sale or offer for sale (but, for clarity, not the Manufacturing) of such Terminated Product in such country of sale, including by 35 U.S.C. § 271(g) or any foreign equivalent. Sections 8.1, 8.2, 8.3 and 8.4 shall apply mutatis mutandis to such Terminated Product. In addition, [***] in the event that PIRS elects in writing to receive a sublicense to the applicable Third Party Know-How or Patents after SGEN’s disclosure to PIRS of the terms thereof pursuant to 15.3.2.4. 15.3.3. Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for all purposes of Section 365(n) of the US Bankruptcy Code and of any similar or analogous provisions of applicable Laws outside of the US (the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 102 110719814v.2 “Bankruptcy Code”), licenses and rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. Each Party agrees that the other Party, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code (the “Insolvent Party”), the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property and Know- How licensed to such Party under this Agreement and held by such first Party and its successors and assigns (and all embodiments of such intellectual property and Know-How), provided that, a Party shall not be required to provide any duplicate copies and embodiments of such intellectual property or Know-How to the other Party so long it has already provided such intellectual property and Know-How it is required to provide to under this Agreement, and, if not already in its possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon its written request therefore, unless the Insolvent Party continues to perform all of its obligations under this Agreement, or (b) if not delivered or granted under (a) above, following the rejection of this Agreement by or on behalf of the Insolvent Party upon written request therefore by the other Party. 15.3.4. Survival. The termination or expiration of this Agreement shall not affect any payment of any debts or obligations accruing prior to or after such date of termination or expiration. Section 1 (to the extent necessary to give effect to the surviving provisions); Section 2.6.1 (subject to maintaining confidentiality for any applicable Data of the other Party that is the other Party’s Confidential Information pursuant to Section 11); Section 2.6.2 (the first sentence); Section 7 (with respect to any payments (including milestones and royalties) accrued during the Term as well as with respect to Net Sales accrued following the Term during a permitted sell-off period under Section 15.3.2.3; Section 8 (with respect to the last Calendar Quarter of the Term or following the Term for any permitted sell-off period under Section 15.3.2.3 and for final, post-Term accounting); Section 10.1; Section 10.2 (solely with respect to Patents jointly owned by the Parties pursuant to the terms of this Agreement); Section 10.3 (the last three sentences); Section 10.7; Section 11 (for the period of time set forth in Section 11.1); Section 13.3.2; Section 14; Section 15.1 (last sentence solely upon the natural expiration of this Agreement); Section 15.3; and Section 17 will survive the expiration or any termination of this Agreement for any reason, in accordance with their respective terms and conditions, and for the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 103 110719814v.2 respective duration stated therein, and where no duration is stated, will survive indefinitely. In addition, any Section that is referred to in the above listed Sections shall survive solely for the interpretation or enforcement of the latters. 15.4. Rights and obligations Accrued under the Original Agreement. Any accrued liabilities or obligations and any claims for breach or non-performance of the Original Agreement shall survive and nothing in this Agreement shall be viewed as a waiver of any such accrued liability, obligation or claim. 16. Miscellaneous 16.1. Restrictions; No Other Licenses. Except as expressly set forth hereunder, neither Party grants to the other Party any rights, licenses, or covenants in or to any Intellectual Property Rights, whether by implication, estoppel, vicariously, indirectly, or otherwise, other than the license rights that are specifically and expressly granted under this Agreement. All rights not specifically and expressly granted by a licensing Party under this Agreement are reserved by such licensing Party and may be used or practiced by such licensing Party for any purpose. 16.2. Dispute Resolution. For any Dispute, the Alliance Managers will attempt in good faith to resolve such Dispute, failing which either Party may cause such Dispute to be referred to the Senior Executives for resolution. The Senior Executives shall attempt in good faith to resolve such Dispute by unanimous consent. If the Senior Executives cannot resolve such Dispute within [***] days of the matter being referred to them, then Section 16.2.1 or Section 16.2.2 shall apply, as applicable. 16.2.1. Arbitration. In the event a dispute arises (each, a “Dispute”) that is not a Diligence-Related Dispute, then either Party may submit such Dispute to arbitration for final resolution by arbitration request (the “Arbitration Request”) under the Rules of Arbitration of the International Chamber of Commerce (the “Rules”) by three (3) arbitrators appointed in accordance with the said Rules (each such arbitration, an “Arbitration”). Each Arbitration will be conducted in English and all foreign language documents shall be submitted in the original language and, if so requested by any arbitrator or Party, shall also be accompanied by a translation into English. The place of arbitration shall be New York, NY. The arbitrators in any Arbitration shall enforce and not modify the terms of this Agreement. The award of the arbitrators shall be final and binding on each Party and its respective successors and assigns. All costs and expenses of any Arbitration, including reasonable attorneys’ fees and expenses and the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 104 110719814v.2 administrative and arbitrator fees and expenses, shall be borne by the Parties as determined by the arbitrators. 16.2.2. Accelerated Arbitration. 16.2.2.1. Initiation of Arbitration. Notwithstanding Section 16.2.1, in the event that a Dispute arises regarding SGEN’s diligence in the Research, Development, Manufacture or Commercialization of a Collaboration Product as set forth in Section 9.1.2.2(d) (a “Diligence-Related Dispute”), then this Section 16.2.2.1 shall govern the dispute resolution process with respect to such Diligence-Related Dispute. In the event of a Diligence- Related Dispute, either Party may submit such Dispute to arbitration for final resolution by arbitration request (the “Accelerated Arbitration Request”) under the International Chamber of Commerce Expedited Procedure Rules (“Expedited Rules”) by a single arbitrator appointed in accordance with said Expedited Rules (each such arbitration, an “Accelerated Arbitration”). The arbitrator appointed shall have at least [***] years’ experience in the life sciences industry and shall have the requisite background and expertise with respect to the particular issue that is the subject of the Diligence-Related Dispute. 16.2.2.2. Exchange of Proposals. Within [***] days of the appointment of the arbitrator, each Party will deliver to the arbitrator and the other Party a detailed written proposal setting forth its proposed terms for the resolution of the dispute at issue (the “Proposed Terms”) and a memorandum (the “Support Memorandum”) in support thereof, not exceeding [***] pages in length. The Parties will also provide the arbitrator with a copy of this Agreement, as amended through such date. Within [***] days after receipt of the other Party’s Proposed Terms and Support Memorandum, each Party may submit to the arbitrator (with a copy to the other Party) a response to the other Party’s Proposed Terms and Support Memorandum, such response not exceeding [***] pages in length. Neither Party may have any other communications (either written or oral) with the arbitrator other than for the sole purpose of engaging the arbitrators or as expressly permitted in this Section 16.2.2.2; provided, that, the arbitrator may, in his or her discretion, convene a hearing to ask questions of the Parties and hear oral argument and discussion regarding each Party’s Proposed Terms and Support Memorandum, at which time each Party shall have an agreed upon time to argue and present witnesses in support of its Proposed Terms. 16.2.2.3. Selection of Final Proposal. Within [***] days after the arbitrator is appointed, the arbitrator panel shall select one of the two

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 105 110719814v.2 Proposed Terms (without modification) provided by the Parties which most closely reflects a commercially reasonable interpretation of the terms of this Agreement. In making its selection, (i) the arbitrator shall not modify the terms or conditions of either Party’s Proposed Terms nor shall the arbitrator combine provisions from both Proposed Terms and (ii) the arbitrator shall consider the terms and conditions of this Agreement, the relative merits of the Proposed Terms, the Support Memorandums and, if applicable, the oral arguments of the Parties. 16.2.2.4. Notification of Decision. The arbitrator shall make its decision known to both Parties as promptly as possible by delivering written notice to both Parties. The Parties shall agree in writing to comply with the Proposed Terms selected by the arbitrator within [***] days of receipt of such written decision, which agreement may be made pursuant to an amendment to this Agreement. The decision of the arbitrator shall be final and binding on the Parties, and specific performance may be ordered by any court of competent jurisdiction. 16.2.2.5. Miscellaneous. Each Arbitration will be conducted in English and all foreign language documents shall be submitted in the original language and, if so requested by any arbitrator or Party, shall also be accompanied by a translation into English. The place of arbitration shall be New York, NY. The arbitrators in any Arbitration shall enforce and not modify the terms of this Agreement. The award of the arbitrator shall be final and binding on each Party and its respective successors and assigns. All costs and expenses of any Arbitration, including reasonable attorneys’ fees and expenses and the administrative and arbitrator fees and expenses, shall be borne by the Parties as determined by the arbitrator. 16.2.3. Confidentiality. Except to the limited extent necessary to comply with applicable Law, legal process, or a court order or to enforce a final settlement agreement or secure enforcement or vacatur of the arbitrator’s award, the Parties agree that the existence, terms and content of any Arbitration, all information and documents disclosed in any Arbitration or evidencing any arbitration results, award, judgment or settlement, or the performance thereof, and any allegations, statements and admissions made or positions taken by either Party in any Arbitration shall be treated and maintained in confidence and are not intended to be used or disclosed for any other purpose or in any other forum. 16.2.4. Communications with Internal Counsel. In the course of the negotiation and implementation of this Agreement and the resolution of any

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 106 110719814v.2 disputes, investigations, administrative or other proceedings relating thereto, each Party will call upon the members of its internal legal department to provide advice to such Party and its directors, employees, and agents on legal matters. Notwithstanding any rights to the contrary under applicable procedural or substantive rules of law, each Party agrees not to request, produce or otherwise use any such communications between members of its legal department and directors, employees or agents in connection with any such disputes, investigations, administrative or other proceedings, to the extent such communications, if they had been exchanged between such Party and external attorneys, would have been covered by legal privilege and not disclosable. 16.3. Governing Law. This Agreement and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the Laws of New York, excluding its rules of conflict of laws. 16.4. Assignment. This Agreement will not be assignable by either Party, nor may either Party delegate its obligations or otherwise transfer any licenses granted herein or other rights created by this Agreement, except as expressly permitted hereunder, without the prior written consent of the other Party hereto, which consent will not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, each Party may assign this Agreement, without the consent of the other Party, to an Affiliate or to its Third Party successor in connection with a merger, consolidation, sale of all or substantially all of the assets to which this Agreement pertains or that portion of its business pertaining to the subject matter of this Agreement, or any Change of Control of such Party; provided that the assignee assumes all of the assigning Party’s obligations under this Agreement, subject to this Section 16.4. Any assignment in violation of this provision is void and without effect. 16.5. Acquiror IP. Notwithstanding anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business by an Acquiror after the Effective Date, whether by merger, asset purchase or otherwise, as to any such Acquiror, the non-acquired Party shall not obtain rights, licenses, options or access to any Intellectual Property Rights or Know-How, product candidates or products that are held by the Acquiror or any Affiliate of the Acquiror that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party itself), that were not generated through any use or access to the Intellectual Property Rights or Know-How of the acquired Party, or that are not licensed by the acquired Party under this Agreement prior to the date of acquisition.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 107 110719814v.2 16.6. Binding Agreement. This Agreement, and the terms and conditions hereof, will be binding upon and will inure to the benefit of the Parties and their respective successors, heirs, administrators and permitted assigns. 16.7. Force Majeure. Except for payment obligations under this Agreement, no Party will be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, “force majeure” is defined as causes beyond the control of the Party, including, without limitation, acts of God; Laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion, or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In the event of force majeure, PIRS or SGEN, as the case may be, will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as such Party is so disabled, up to a maximum of [***] days, after which time the Party not affected by the force majeure may terminate this Agreement. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure. 16.8. Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), email or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below: If to PIRS: Pieris Pharmaceuticals GmbH Zeppelinstraße 3 85399 Hallbergmoos, Germany Attention: [***] With a copy to: Pieris Pharmaceuticals, Inc. 255 State Street, 9th Floor Boston, MA 02109 Attention: [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 108 110719814v.2 Email: [***] If to SGEN: Seagen Inc. 21823 30th Drive SE Bothell, WA 98021 Attention: [***] Facsimile: [***] Email: [***] or to such other address for such Party as it will have specified by like notice to the other Parties, provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery will be deemed to be the third (3rd) day after such notice or request was deposited with the postal service. If sent by email, the date of delivery will be deemed to be the day that the Party giving notice receives electronic confirmation of sending from its email provider. 16.9. Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver of such condition or term or of another condition or term. 16.10. Severability. If any provision hereof should be held invalid, illegal, or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal, and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality, or enforceability of such provision in any other jurisdiction. 16.11. Entire Agreement. This Agreement, including the schedules and Exhibits hereto together with the Platform Agreement and Co-Promotion Agreement (if any), sets forth all the covenants, promises, agreements, appendices, warranties,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 109 110719814v.2 representations, conditions, and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties relating to the subject matter hereof as of the Effective Date; provided that the Original Agreement shall have been in effect from the Original Agreement Effective Date until the Effective Date hereof and shall govern the Parties’ respective rights and obligations during such period of time, and this Agreement shall govern the Parties’ respective rights and obligations from and after the Effective Date. There are no covenants, promises, agreements, warranties, representations, conditions, or understandings, either oral or written, between the Parties relating to the subject matter hereof other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. To the extent of any conflict between the terms of this Agreement and its schedules and Exhibits, or any related agreement, the terms of this Agreement shall govern unless the Parties expressly agree otherwise in such related agreement. 16.12. Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership, or joint venture between the Parties. Each Party is an independent contractor. Neither Party will assume, either directly or indirectly, any liability of or for the other Party. Neither Party will have the authority to bind or obligate the other Party nor will either Party represent that it has such authority. 16.13. Headings. Headings used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement. 16.14. Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic, or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION Page 110 110719814v.2 neuter forms. The Parties each acknowledge that they have had the advice of counsel with respect to this Agreement, that this Agreement has been jointly drafted, and that no rule of strict construction shall be applied in the interpretation hereof. Unless the context requires otherwise: (a) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (b) any reference to any applicable Law herein shall be construed as referring to such applicable Law as from time to time enacted, repealed or amended; (c) any reference herein to any person shall be construed to include the person’s permitted successors and assigns; (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (e) all references herein to Articles, Sections, or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections, or Exhibits of this Agreement; (f) provisions that require that a Party, the Parties or any Committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, electronic mail, letter, approved minutes or otherwise (but excluding instant messaging); (g) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or”; and (h) the words “will” and “shall” will have the same meaning in this Agreement. This Agreement has been executed in English, and the English version (which is the only version) of this Agreement shall control. 16.15. Compliance with Applicable Law. Each Party’s obligations under this Agreement shall be subject to such Party’s compliance with applicable Law applicable to its performance and its other obligations under the Agreement (including any anti- corruption, export control, environmental, hazardous substance, and data privacy and security Laws). 16.16. No Third Party Beneficiary. Except with respect the Indemnified Parties under Section 15, Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties and their respective Affiliates, successors and assigns, any rights or remedies under or by reason of this Agreement. 16.17. Counterparts. This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage, and printing of copies of this Agreement from separate computers or printers . Facsimile signatures will be treated as original signatures. [Remainder of page intentionally left blank; signature page follows]

EXECUTION VERSION IN WITNESS WHEREOF, the Parties have caused this Amended and Restated License and Collaboration Agreement to be executed by their duly authorized representatives: For Pieris Pharmaceuticals, Inc. For Seagen Inc. By: /s/ Stephen Yoder By: /s/ Clay Siegall Name: Stephen S. Yoder Name: Clay B. Siegall, Ph.D. Title: President and CEO Title: President and CEO For Pieris Pharmaceuticals GmbH By: /s/ Stephen Yoder Name: Stephen S. Yoder Title: Managing Director

CONFIDENTIAL EXECUTION VERSION Exhibit Index Exhibit 1.158: PIRS Patent Rights Exhibit 1.159: Patent Rights within the PIRS Platform Improvement IP Exhibit 1.160: Patent Rights within the PIRS Platform IP Exhibit 1.191: SGEN Antibody Target-Dependent T Cell Activation Criteria Exhibit 1.200: SGEN Patent Rights Exhibit 4.1.1.2: First Approved SGEN Antibody Target Exhibit 4.1.1.3(a): Second Approved SGEN Antibody Target Exhibit 4.1.1.3(b): Third Approved SGEN Antibody Target Exhibit 4.1.1.5(a): Gatekeeper Identity & Contact Information Exhibit 4.1.2.2: Research Candidate Plan for the First Approved SGEN Antibody Target Exhibit 4.1.2.3(a): Research Candidate Plan for the Second Approved SGEN Antibody Target Exhibit 4.1.2.3(b): Research Candidate Plan for the Third Approved SGEN Antibody Target Exhibit 7.2: Combination Study Agreement Exhibit 7.3: Subscription Agreement Exhibit 12.3.1: Press Release Exhibit 13.2.1.3: Existing PIRS Patent Rights

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 1.158: PIRS Patent Rights [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 1.159: Patent Rights within the PIRS Platform Improvement IP

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 1.160: Patent Rights within the PIRS Platform IP [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 1.191: SGEN Antibody Target-Dependent T Cell Activation Criteria [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 1.200: SGEN Patent Rights The Parties agree to update following signing.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.1.1: First Approved SGEN Antibody Target [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.1.3(a): Second Approved SGEN Antibody Target

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.1.3(b): Third Approved SGEN Antibody Target

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.1.5(a): Gatekeeper Identity and Contact Information [***] Honigman LLP 5335 Wisconsin Avenue, NW, Ste. 440 Washington, DC 20015 [***] [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.2: Research Candidate Plan for the First Approved SGEN Antibody Target [***, 14 pages]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.2.3(a): Research Candidate Plan for the Second Approved SGEN Antibody Target

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 4.1.2.3(b): Research Candidate Plan for the Third Approved SGEN Antibody Target

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 7.2: Combination Study Agreement

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 7.3: Subscription Agreement

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 12.3.1: Press Release Pieris Announces Amendment of Existing Immuno-oncology Multi-target Collaboration with Seagen, a Clinical Trial and Supply Agreement to Evaluate Cinrebafusp Alfa (PRS- 343) in Combination with TUKYSA® (tucatinib) in Gastric Cancer, and Strategic Equity Investment by Seagen • Seagen will supply Pieris with TUKYSA® to evaluate the drug in combination with cinrebafusp alfa (PRS-343) in gastric cancer • Pieris’ co-development option for one program from existing multi-target collaboration amended to US co-promotion option with increased royalties if exercised • Seagen to purchase $13 million equity stake in Pieris common stock BOSTON, MA, March 25, 2021 - Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS), a clinical- stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform for respiratory diseases, cancer, and other indications today announced that Seagen has made a strategic equity investment in Pieris as part of an ongoing collaboration between the companies. In addition, the companies have entered into a clinical trial collaboration agreement to evaluate the safety and efficacy of combining Pieris' cinrebafusp alfa (PRS-343), a 4-1BB/HER2 bispecific, with Seagen’s TUKYSA® (tucatinib), a small-molecule tyrosine kinase HER2 inhibitor, for the treatment of gastric cancer patients expressing lower HER2 levels (IHC2+/ISH- & IHC1+) as part of the upcoming phase 2 study to be conducted by Pieris. The companies have also amended their existing immuno-oncology collaboration agreement around joint development and commercial rights for the second of up to three products in the alliance. The combination of cinrebafusp alfa and TUKYSA could potentially address a high medical need in HER2 low-expressing gastric cancer patients who do not respond to traditional HER2-targeted therapies. Preclinical studies show that TUKYSA synergizes with cinrebafusp alfa to enhance its 4-1BB mediated immune cell stimulation. This effect was observed across a range of HER2 expressing cell lines (IHC3+, 2+ and 1+), including those where cinrebafusp alfa had limited single-agent activity. Under the amended and restated agreement, Pieris’ option to co-develop and co-commercialize the second of three programs in the collaboration has been amended to provide it with a co-promotion option in the United States, with Seagen solely responsible for the development and overall commercialization of that program. Under the co-promotion option, Pieris will also be entitled to increased royalties from that program in the event that it chooses to exercise the option. In connection with the amendment, on March 24, 2021, in a private placement transaction, Seagen made an equity investment of $13 million in Pieris through the purchase of 3,706,174 newly issued shares of Pieris common stock at a price of $3.51 per share.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 “Seagen continues to be a supportive partner, and we look forward to combining efforts in studying the effects of cinrebafusp alfa with TUKYSA in gastric cancer patients expressing lower HER2- levels, following the generation of compelling preclinical data,” said Stephen S. Yoder, President and Chief Executive Officer of Pieris. “We plan to initiate this combination study as part of our phase 2 protocol for cinrebafusp alfa, for which we will be sharing additional details at an upcoming corporate update.” “Preclinical data exploring the combination of cinrebafusp alfa and TUKYSA are encouraging, and support evaluating the combination in the planned phase 2 clinical trial,” said Marjorie Green, M.D., Senior Vice President, Late-Stage Development of Seagen. “We are pleased to supply drug for Pieris to explore the potential combination of these agents to address an important unmet medical need.” About Cinrebafusp Alfa Cinrebafusp alfa (PRS-343) is a 4-1BB/HER2 fusion protein comprising a 4-1BB-targeting Anticalin protein and a HER2-targeting antibody. The drug candidate is currently in development for the treatment of HER2-positive solid tumors. Based on encouraging phase 1 study results, which demonstrated clinical benefit as single agent and biomarker data indicative of a 4-1BB- driven mechanism of action, the Company is actively working towards initiating a phase 2 study of cinrebafusp alfa in combination with ramucirumab and paclitaxel for the treatment of HER2- positive gastric cancer and, under the phase 2 protocol, in combination with tucatinib. About Pieris Pharmaceuticals: Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin protein- based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes inhalable Anticalin proteins to treat respiratory diseases and immuno-oncology multi- specifics tailored for the tumor microenvironment. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies, including AstraZeneca, Seagen, and Servier. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. Forward Looking Statements: This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward- looking statements include, among other things, whether the combination of cinrebafusp alfa and TUKYSA could address a high medical need in HER2 low-expressing gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa and TUKYSA seen in preclinical studies will be observed in clinical trials;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company’s planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa’s development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company's Quarterly Reports on Form 10-Q. Investor Relations Contact: Pieris Pharmaceuticals, Inc. Maria Kelman Executive Director, Investor Relations +1 857 362 9635 kelman@pieris.com ##END##

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] CONFIDENTIAL EXECUTION VERSION 110719814v.2 Exhibit 13.2.1.3: Existing PIRS Patent Rights PIRS Platform Patent Rights [***]